UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                 811- 4906

DREYFUS STATE MUNICIPAL BOND FUNDS (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	4/30
Date of reporting period:	04/30/09

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund

ANNUAL REPORT April 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

22	Statement of Assets and Liabilities

23	Statement of Operations

24	Statement of Changes in Net Assets

26	Financial Highlights

31	Notes to Financial Statements

41	Report of Independent Registered Public Accounting Firm

42	Important Tax Information

43	Board Members Information

46	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Connecticut Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2008, through April 30, 2009.

Both the municipal and taxable fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S. Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries.

These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2008, through April 30, 2009, as provided by James Welch, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2009, the Class A, Class B, Class C and Class Z shares of Dreyfus Connecticut Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 0.86%, 0.26%, 0.09% and 1.03%, respectively.1 The fund’s benchmark, the Barclays Capital Municipal Bond Index, produced a total return of 3.11% for the same period.2 In addition, the fund is reported in the Lipper Connecticut Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was 0.06% for the reporting period.3

Between their inception on December 15, 2008, and April 30, 2009, the fund’s Class I shares produced a total return of 12.10%.1 The fund’s benchmark, the Barclays Capital Municipal Bond Index, produced a total return of 11.27% for the same period.2

Municipal bonds suffered bouts of heightened volatility over much of the reporting period, but a market rally in 2009 buoyed market averages. The fund produced higher returns than its Lipper category average but produced lower returns than its benchmark, primarily due to weakness among lower-rated holdings during the market downturn.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Connecticut state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Connecticut state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to“discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environments.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Financial Crisis and Recession Sparked Heightened Volatility

An intensifying credit crisis and recession roiled most financial markets, including municipal bonds, over much of the reporting period. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the 1930s, putting fiscal pressure on most states and municipalities, including Connecticut, which suffered through severe slumps onWall Street and in the insurance industry. Meanwhile, an ongoing credit crunch escalated in September 2008 into a global financial crisis that punished a number of large financial institutions, including major municipal bond insurers and dealers.

In this tumultuous environment, yield differences between municipal bonds and comparable Treasuries moved toward historically wide levels as deleveraging among institutional investors resulted in widespread selling pressure even for creditworthy securities. Indeed, at times during the reporting period, tax-exempt municipal bonds offered higher nominal yields than comparable taxable U.S.Treasury securities. A market rally in the reporting period’s final months, stemming in part from massive interventions into the financial crisis by U.S. government and monetary authorities, helped the market erase its previous losses. Overall, higher-quality municipal bonds fared better than their lower-rated counterparts.

Defensive Strategies Cushioned Losses but Limited Gains

We adopted a generally defensive investment posture in order to cushion losses during the downturn, gradually reducing the fund’s positions in municipal bonds rated BBB or lower in favor of higher-rated general obligation bonds and essential-purpose revenue bonds from fiscally sound issuers, especially those from wealthier areas of Connecticut, such as Fairfield County.However,some of the fund’s corporate-backed holdings lagged market averages, weighing on the fund’s relative performance.

We also established generally defensive interest-rate strategies over most of the reporting period, including a relatively short average duration. We positioned the fund to capture the benefits of wider-than-average yield differences along the market’s maturity spectrum. Our focus on bonds in the 20-year maturity range provided much of the yield of longer-term bonds but entailed less risk should inflation eventually accelerate as a result of massive government borrowing and spending.

Maintaining a Cautious Investment Posture

Although we recently have seen evidence of market stabilization and a return to a focus on fundamentals among investors, the U.S. economy has remained weak, and Connecticut has continued to struggle with budget pressures. Consequently, we have maintained a relatively defensive investment posture, including strategies to manage risks through careful credit analysis.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares.
Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Class Z and Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Connecticut residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund Class A shares, Class B shares and Class C shares and the Barclays Capital Municipal Bond Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund on 4/30/99 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Performance for Class I and Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses.

The fund invests primarily in Connecticut municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class B and Class C shares.The Index is not limited to investments principally in Connecticut municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/09

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)	5/28/87	–3.65%	2.06%	3.20%	—
without sales charge	5/28/87	0.86%	3.00%	3.68%	—
Class B shares
with applicable redemption charge †	1/15/93	–3.60%	2.11%	3.35%	—
without redemption	1/15/93	0.26%	2.45%	3.35%	—
Class C shares
with applicable redemption charge ††	8/15/95	–0.87%	2.22%	2.89%	—
without redemption	8/15/95	0.09%	2.22%	2.89%	—
Class I shares	12/15/08	0.97%†††	3.03%†††	3.69%†††	—
Class Z shares	5/30/07	1.03%	—	—	1.60%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class A shares for periods prior to 12/15/08 (the inception date for Class I shares), adjusted to reflect the applicable sales load for that class.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009†

	Class A	Class B	Class C	Class I	Class Z

Expenses paid per $1,000††	$ 4.74	$ 7.82	$ 8.58	$ 2.51	$ 3.86
Ending value (after expenses)	$1,076.90	$1,073.80	$1,072.00	$1,121.00	$1,077.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class B	Class C	Class I	Class Z

Expenses paid per $1,000††††	$ 4.61	$ 7.60	$ 8.35	$ 3.16	$ 3.76
Ending value (after expenses)	$1,020.23	$1,017.26	$1,016.51	$1,021.67	$1,021.08

†	From December 15, 2008 (commencement of initial offering) to April 30, 2009 for Class I shares.
††	Expenses are equal to the fund’s annualized expense ratio of .63% for Class I, multiplied by the average account value over the period, multiplied by 137/365 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of .92% for Class A, 1.52% for Class B, 1.67% for Class C and .75% for
Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
†††	Please note that while Class I shares commenced operations on December 15, 2008, the Hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period December 15, 2008 to April 30, 2009.
††††	Expenses are equal to the fund’s annualized expense ratio of .92% for Class A, 1.52% for Class B, 1.67% for
Class C, .63% for Class I and .75% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.3%	Rate (%)	Date	Amount ($)	Value ($)

Connecticut—73.2%
Connecticut,
Clean Water Fund Revenue	5.13	9/1/09	3,050,000 [a]	3,128,720
Connecticut,
General Airport Revenue
(Bradley International
Airport) (Insured; FGIC)	5.25	10/1/13	5,530,000	5,657,245
Connecticut,
General Airport Revenue
(Bradley International
Airport) (Insured; FGIC)	5.25	10/1/16	4,470,000	4,487,791
Connecticut,
General Airport Revenue
(Bradley International
Airport) (Insured; FGIC)	5.25	10/1/17	2,275,000	2,273,817
Connecticut,
GO	5.25	12/15/10	2,550,000	2,732,605
Connecticut,
GO	5.13	11/15/11	1,500,000 [a]	1,649,520
Connecticut,
GO	5.00	12/15/22	4,855,000	5,325,886
Connecticut,
GO	5.00	4/15/24	2,500,000	2,730,700
Connecticut,
GO	5.00	11/1/27	2,000,000	2,140,480
Connecticut,
GO	5.00	11/1/28	3,000,000	3,188,880
Connecticut,
GO (Insured; FSA)	5.00	10/15/21	3,500,000	3,747,310
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes)	7.13	6/1/10	2,335,000	2,405,073
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; AMBAC)	5.25	7/1/19	3,395,000	3,876,105
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; FSA)	5.50	11/1/12	4,180,000	4,768,920

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; FSA)	5.38	7/1/20	2,000,000	2,132,520
Connecticut Development Authority,
Airport Facility Revenue
(Learjet Inc. Project)	7.95	4/1/26	2,300,000	2,046,287
Connecticut Development Authority,
First Mortgage Gross Revenue
(Church Homes Inc.,
Congregational Avery
Heights Project)	5.70	4/1/12	1,265,000	1,240,864
Connecticut Development Authority,
First Mortgage Gross Revenue
(Church Homes Inc.,
Congregational Avery
Heights Project)	5.80	4/1/21	3,000,000	2,652,150
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist
Home, Inc. Project)	5.38	12/1/11	1,765,000	1,752,539
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist
Home, Inc. Project)	5.38	12/1/18	2,300,000	2,112,780
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist Home,
Inc. Project)	5.75	12/1/23	1,000,000	819,040
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.85	9/1/28	6,200,000	6,146,308
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.95	9/1/28	4,445,000	4,168,343
Connecticut Development Authority,
PCR (The United Illuminating
Company Project)	5.75	2/1/12	1,250,000	1,250,837
Connecticut Development Authority,
Revenue (Duncaster Project)
(Insured; Radian)	5.50	8/1/11	2,405,000	2,462,528

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Development Authority,
Solid Waste Disposal Facility
Revenue (PSEG Power LLC Project)	5.75	11/1/37	7,000,000	5,628,910
Connecticut Development Authority,
Water Facilities Revenue
(Aquarion Water Company of
Connecticut Project)
(Insured; XLCA)	5.10	9/1/37	6,250,000	4,732,625
Connecticut Development Authority,
Water Facilities Revenue
(Bridgeport Hydraulic Company
Project) (Insured; AMBAC)	6.15	4/1/35	2,750,000	2,433,310
Connecticut Health and Educational
Facilities Authority, Revenue
(Danbury Hospital Issue)
(Insured; AMBAC)	5.75	7/1/29	3,000,000	2,677,770
Connecticut Health and Educational
Facilities Authority, Revenue
(Eastern Connecticut Health
Network Issue) (Insured; Radian)	5.13	7/1/30	500,000	372,375
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/25	1,340,000	1,361,587
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/27	1,420,000	1,423,010
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/34	4,000,000	3,823,280
Connecticut Health and Educational
Facilities Authority, Revenue
(Greenwich Academy Issue)
(Insured; FSA)	5.25	3/1/32	10,880,000	12,203,226
Connecticut Health and Educational
Facilities Authority, Revenue
(Griffin Hospital Issue)
(Insured; Radian)	5.00	7/1/23	1,280,000	996,480
Connecticut Health and Educational
Facilities Authority, Revenue
(Hospital for Special Care
Issue) (Insured; Radian)	5.25	7/1/32	3,500,000	2,603,510

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School Issue)	5.25	7/1/11	3,000,000	[a]	3,290,970
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School Issue)	5.50	7/1/11	2,150,000	[a]	2,370,009
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School Issue)
(Insured; AMBAC)	5.25	7/1/28	1,760,000		1,918,717
Connecticut Health and Educational
Facilities Authority, Revenue
(Quinnipiac University Issue)
(Insured; MBIA, Inc.)	5.75	7/1/33	5,000,000		5,280,250
Connecticut Health and Educational
Facilities Authority, Revenue
(Quinnipiac University Issue)
(Insured; MBIA, Inc.)	5.00	7/1/37	2,000,000		1,990,880
Connecticut Health and Educational
Facilities Authority, Revenue
(Salisbury School Issue)
(Insured; Assured Guaranty)	5.00	7/1/33	5,000,000		5,050,950
Connecticut Health and Educational
Facilities Authority, Revenue
(The William W. Backus
Hospital Issue) (Insured; FSA)	5.25	7/1/23	2,000,000		2,066,740
Connecticut Health and Educational
Facilities Authority, Revenue
(Trinity College Issue)
(Insured; MBIA, Inc.)	5.00	7/1/22	1,000,000		1,002,640
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.00	7/1/17	1,220,000		1,151,802
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.50	7/1/22	1,750,000		1,643,670
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.63	7/1/26	4,000,000		3,675,560

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.25	7/1/36	5,070,000	4,112,328
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)	5.13	7/1/27	5,400,000	5,409,072
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale-New Haven Hospital
Issue) (Insured; AMBAC)	5.00	7/1/31	2,500,000	2,325,675
Connecticut Higher Education
Supplemental Loan
Authority, Revenue (Family
Education Loan Program)
(Insured; AMBAC)	5.63	11/15/11	345,000	354,667
Connecticut Higher Education
Supplemental Loan Authority,
Senior Revenue (Connecticut
Family Education Loan Program)
(Insured; MBIA, Inc.)	4.50	11/15/20	1,830,000	1,625,278
Connecticut Higher Education
Supplemental Loan Authority,
Senior Revenue
(Connecticut Family
Education Loan Program)
(Insured; MBIA, Inc.)	4.80	11/15/22	3,675,000	3,312,939
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	4.45	5/15/14	1,000,000	1,012,990
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.00	11/15/21	3,190,000	3,205,822
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.05	11/15/21	4,925,000	4,946,276
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.10	11/15/27	5,000,000	4,964,350
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.45	11/15/29	5,805,000	5,755,251

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.00	11/15/35	2,475,000	2,130,777
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.15	11/15/36	5,000,000	4,867,150
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.15	5/15/38	5,790,000	5,628,401
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	6.00	11/15/38	5,900,000	6,152,166
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)
(Insured; AMBAC)	5.10	11/15/33	2,500,000	2,418,400
Connecticut Resources Recovery
Authority, Mid-Connecticut
System Subordinated Revenue	5.50	11/15/10	1,000,000 [a]	1,070,270
Connecticut Resources Recovery
Authority, RRR (American
Ref-Fuel Company of
Southeastern Connecticut Project)	5.50	11/15/15	1,000,000	898,270
Connecticut Resources
Recovery Authority, RRR
(American Ref-Fuel
Company of Southeastern
Connecticut Project)	5.50	11/15/15	3,250,000	2,919,377
Eastern Connecticut Resource
Recovery Authority, Solid
Waste Revenue (Wheelabrator
Lisbon Project)	5.50	1/1/14	3,870,000	3,748,018
Eastern Connecticut Resource
Recovery Authority, Solid
Waste Revenue (Wheelabrator
Lisbon Project)	5.50	1/1/20	7,000,000	6,504,820
Fairfield,
GO	5.50	4/1/11	2,030,000	2,206,468
Greater New Haven Water Pollution
Control Authority, Regional
Wastewater System Revenue
(Insured; FSA)	5.00	11/15/37	1,800,000	1,781,064

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Connecticut (continued)
Greater New Haven Water Pollution
Control Authority, Regional
Wastewater System Revenue
(Insured; MBIA, Inc.)	5.00	11/15/30	5,000,000		4,902,950
Greater New Haven Water Pollution
Control Authority, Regional
Wastewater System Revenue
(Insured; MBIA, Inc.)	5.00	8/15/35	2,000,000		1,940,080
Greenwich Housing Authority,
MFHR (Greenwich Close
Apartments)	6.25	9/1/17	4,490,000		4,429,924
Hamden,
GO (Insured; MBIA, Inc.)	5.25	8/15/14	5,000		5,835
Hartford,
Parking System Revenue	6.40	7/1/10	1,000,000	[a]	1,066,560
Hartford,
Parking System Revenue	6.50	7/1/10	1,500,000	[a]	1,601,595
Meriden,
GO (Insured; MBIA, Inc.)	5.00	8/1/16	2,090,000		2,449,982
New Britain,
GO (Insured; Assured Guaranty)	5.00	4/1/24	4,500,000		4,977,720
New Haven,
GO (Insured; Assured Guaranty)	5.00	3/1/29	1,000,000		1,009,220
South Central Connecticut Regional
Water Authority, Water System
Revenue (Insured; MBIA, Inc.)	5.25	8/1/31	2,000,000		2,044,200
Sprague,
EIR (International Paper
Company Project)	5.70	10/1/21	1,350,000		1,046,466
Stamford,
GO	6.60	1/15/10	2,750,000		2,868,223
University of Connecticut,
GO	5.00	2/15/25	1,000,000		1,076,020
University of Connecticut,
GO	5.00	2/15/27	1,000,000		1,057,860
University of Connecticut,
GO	5.00	2/15/28	1,000,000		1,050,500
University of Connecticut,
GO (Insured; FGIC)	5.75	3/1/10	1,850,000	[a]	1,949,012
University of Connecticut,
GO (Insured; FGIC)	5.75	3/1/10	1,770,000	[a]	1,864,730

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Connecticut (continued)
University of Connecticut,
GO (Insured; FGIC)	5.75	3/1/10	2,500,000	[a]	2,633,800
University of Connecticut,
GO (Insured; FSA)	5.00	2/15/24	1,225,000		1,296,663
University of Connecticut,
Special Obligation Student Fee
Revenue (Insured; FGIC)	5.75	11/15/10	2,500,000	[a]	2,717,575
University of Connecticut,
Special Obligation Student Fee
Revenue (Insured; FGIC)	6.00	11/15/10	2,425,000	[a]	2,645,311
University of Connecticut,
Special Obligation Student Fee
Revenue (Insured; FGIC)	6.00	11/15/10	2,000,000	[a]	2,181,700
U.S. Related—24.1%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	1,500,000	[a]	1,587,240
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	1,300,000	[a]	1,375,608
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	4,000,000	[a]	4,232,640
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	6.00	7/1/10	5,000,000	[a]	5,305,300
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.50	5/15/39	3,000,000		2,120,730
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	12,000,000	[b]	281,040
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds	5.00	5/15/11	55,000	[a]	59,007
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds	5.20	5/15/12	795,000		879,254

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Guam Economic
Development Authority,
Tobacco Settlement
Asset-Backed Bonds	5.45	5/15/16	1,445,000	1,709,233
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.50	7/1/16	750,000	680,453
Puerto Rico Aqueduct and
Sewer Authority,
Senior Lien Revenue	6.00	7/1/38	6,000,000	5,838,420
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/25	1,500,000	1,347,180
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/38	2,000,000	1,933,080
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; FGIC)	5.50	7/1/16	3,270,000	3,233,540
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; FSA)	5.25	7/1/12	2,600,000	2,715,388
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; MBIA, Inc.)	5.50	7/1/13	8,000,000	8,176,960
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; MBIA, Inc.)	5.25	7/1/14	4,925,000	4,919,090
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; MBIA, Inc.)	5.65	7/1/15	3,000,000	3,013,680
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; MBIA, Inc.)	6.00	7/1/15	2,000,000	2,045,240
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA)	5.25	7/1/10	8,000,000 [a]	8,505,920
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; MBIA, Inc.)	6.13	7/1/09	4,000,000	4,020,760

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

U.S. Related (continued)
Puerto Rico Highways and
Transportation Authority,
Highway Revenue	5.50	7/1/16	5,000,000	[a]	6,035,300
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured;
MBIA, Inc.)	5.50	7/1/13	4,590,000		4,691,531
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Insured; MBIA, Inc.)	5.25	7/1/33	7,750,000		7,003,520
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/35	5,500,000	[b]	779,350
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	5.63	10/1/10	345,000		353,839
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	6.38	10/1/19	5,000,000		5,070,500
Total Long-Term Municipal Investments
(cost $360,503,417)					354,675,077

Short-Term Municipal	Coupon	Maturity	Principal
Investments—.5%	Rate (%)	Date	Amount ($)	Value ($)

Connecticut—.1%
Connecticut Health and Educational
Facilities Authority, Revenue
(Wesleyan University Issue)
(Liquidity Facility; Bank of
America)	0.65	5/1/09	200,000 [c]	200,000
U.S. Related—.4%
Puerto Rico Commonwealth,
Public Improvement GO Notes,
Refunding (Insured; FSA and
Liquidity Facility; Dexia
Credit Locale)	0.45	5/1/09	1,500,000 [c]	1,500,000
Total Short-Term Municipal Investments
(cost $1,700,000)				1,700,000

Total Investments (cost $362,203,417)			97.8%	356,375,077
Cash and Receivables (Net)			2.2%	8,105,474
Net Assets			100.0%	364,480,551

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Variable rate demand note—rate shown is the interest rate in effect at April 30, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	51.1
AA		Aa		AA	18.0
A		A		A	7.1
BBB		Baa		BBB	16.3
BB		Ba		BB	1.8
F1		MIG1/P1		SP1/A1	.5
Not Rated[d]		Not Rated[d]		Not Rated[d]	5.2
					100.0

† Based on total investments.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	362,203,417	356,375,077
Cash		1,618,530
Interest receivable		6,021,035
Receivable for shares of Beneficial Interest subscribed		929,117
Prepaid expenses		28,076
		364,971,835
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		266,524
Payable for shares of Beneficial Interest redeemed		178,314
Accrued expenses		46,446
		491,284
Net Assets ($)		364,480,551
Composition of Net Assets ($):
Paid-in capital		373,743,191
Accumulated net realized gain (loss) on investments		(3,434,300)
Accumulated net unrealized appreciation
(depreciation) on investments		(5,828,340)
Net Assets ($)		364,480,551

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class Z

Net Assets ($)	238,183,130	2,825,296	15,044,656	11,021	108,416,448
Shares Outstanding	21,340,125	253,329	1,350,287	987.17	9,715,870
Net Asset Value
Per Share ($)	11.16	11.15	11.14	11.16	11.16

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended April 30, 2009

Investment Income ($):
Interest Income	18,987,899
Expenses:
Management fee—Note 3(a)	2,000,989
Shareholder servicing costs—Note 3(c)	920,777
Distribution fees—Note 3(b)	127,106
Interest and expense related to floating rate notes issued—Note 4	78,584
Custodian fees—Note 3(c)	52,519
Professional fees	47,862
Registration fees	35,214
Prospectus and shareholders’ reports	14,324
Trustees’ fees and expenses—Note 3(d)	13,719
Loan commitment fees—Note 2	5,990
Miscellaneous	41,813
Total Expenses	3,338,897
Less—reduction in fees due to earnings credits—Note 1(b)	(12,567)
Net Expenses	3,326,330
Investment Income—Net	15,661,569
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,135,699)
Net unrealized appreciation (depreciation) on investments	(11,718,670)
Net Realized and Unrealized Gain (Loss) on Investments	(13,854,369)
Net Increase in Net Assets Resulting from Operations	1,807,200

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2009[a]	2008[b]

Operations ($):
Investment income—net	15,661,569	15,922,741
Net realized gain (loss) on investments	(2,135,699)	(237,545)
Net unrealized appreciation
(depreciation) on investments	(11,718,670)	(9,388,288)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,807,200	6,296,908
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(10,085,483)	(10,206,586)
Class B Shares	(171,436)	(402,113)
Class C Shares	(486,466)	(370,609)
Class I Shares	(188)	—
Class Z Shares	(4,871,651)	(4,800,928)
Net realized gain on investments:
Class A Shares	—	(422,888)
Class B Shares	—	(16,930)
Class C Shares	—	(19,299)
Class Z Shares	—	(210,924)
Total Dividends	(15,615,224)	(16,450,277)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	24,296,028	22,531,282
Class B Shares	100,216	194,025
Class C Shares	5,146,558	3,231,825
Class I Shares	10,000	—
Class Z Shares	5,709,725	6,589,917
Net assets received in connection with
reorganization—Note 1	—	127,951,303
Dividends reinvested:
Class A Shares	6,566,551	6,732,274
Class B Shares	116,344	267,653
Class C Shares	361,283	285,487
Class Z Shares	3,508,351	3,540,746
Cost of shares redeemed:
Class A Shares	(31,975,790)	(31,621,926)
Class B Shares	(4,672,055)	(9,879,490)
Class C Shares	(2,649,986)	(1,589,271)
Class Z Shares	(15,153,404)	(17,118,408)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(8,636,179)	111,115,417
Total Increase (Decrease) in Net Assets	(22,444,203)	100,962,048
Net Assets ($):
Beginning of Period	386,924,754	285,962,706
End of Period	364,480,551	386,924,754

		Year Ended April 30,

	2009[a]	2008[b]

Capital Share Transactions:
Class Ac
Shares sold	2,194,351	1,929,769
Shares issued for dividends reinvested	597,473	578,233
Shares redeemed	(2,950,744)	(2,705,846)
Net Increase (Decrease) in Shares Outstanding	(158,920)	(197,844)
Class Bc
Shares sold	9,643	16,663
Shares issued for dividends reinvested	10,546	22,979
Shares redeemed	(420,339)	(845,520)
Net Increase (Decrease) in Shares Outstanding	(400,150)	(805,878)
Class C
Shares sold	466,286	277,745
Shares issued for dividends reinvested	32,993	24,576
Shares redeemed	(245,261)	(135,827)
Net Increase (Decrease) in Shares Outstanding	254,018	166,494
Class I
Shares sold	987	—
Class Z
Shares sold	520,014	565,036
Shares issued in connection with
reorganization—Note 1	—	10,855,730
Shares issued for dividends reinvested	319,081	304,524
Shares redeemed	(1,381,181)	(1,467,334)
Net Increase (Decrease) in Shares Outstanding	(542,086)	10,257,956

a From December 15, 2008 (commencement of initial offering) to April 30, 2009 for Class I shares.
b As of the close of business on May 30, 2007 (commencement of initial offering) to April 30, 2008, for Class Z shares.
c During the period ended April 30, 2009, 223,279 Class B shares representing $2,499,362, were automatically converted to 223,086 Class A shares and during the period ended April 30, 2008, 433,359 Class B shares representing $5,061,347 were automatically converted to 433,016 Class A shares.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.55	11.87	11.78	12.11	11.90
Investment Operations:
Investment income—net[a]	.47	.48	.49	.51	.51
Net realized and unrealized
gain (loss) on investments	(.39)	(.30)	.09	(.33)	.21
Total from Investment Operations	.08	.18	.58	.18	.72
Distributions:
Dividends from investment income—net	(.47)	(.48)	(.49)	(.51)	(.51)
Dividends from net realized
gain on investments	—	(.02)	—	—	—
Total Distributions	(.47)	(.50)	(.49)	(.51)	(.51)
Net asset value, end of period	11.16	11.55	11.87	11.78	12.11
Total Return (%)[b]	.86	1.54	5.04	1.52	6.17
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	1.10	1.20	1.13	1.04
Ratio of net expenses
to average net assets	.93[c]	1.09	1.19	1.13[c]	1.03
Ratio of interest and expense related
to floating rate notes issued to
average net assets	.02	.20	.30	.23	.13
Ratio of net investment income
to average net assets	4.29	4.12	4.17	4.29	4.25
Portfolio Turnover Rate	26.41	44.96	43.87	14.24	20.07
Net Assets, end of period ($ x 1,000)	238,183	248,300	257,627	259,930	274,204

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.54	11.86	11.77	12.10	11.89
Investment Operations:
Investment income—net[a]	.40	.41	.43	.45	.45
Net realized and unrealized
gain (loss) on investments	(.38)	(.30)	.09	(.33)	.21
Total from Investment Operations	.02	.11	.52	.12	.66
Distributions:
Dividends from investment income—net	(.41)	(.41)	(.43)	(.45)	(.45)
Dividends from net realized
gain on investments	—	(.02)	—	—	—
Total Distributions	(.41)	(.43)	(.43)	(.45)	(.45)
Net asset value, end of period	11.15	11.54	11.86	11.77	12.10
Total Return (%)[b]	.26	.97	4.50	1.00	5.63
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.52	1.66	1.72	1.66	1.56
Ratio of net expenses
to average net assets	1.52[c]	1.65	1.71	1.66[c]	1.55
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.02	.20	.30	.23	.13
Ratio of net investment income
to average net assets	3.68	3.56	3.66	3.76	3.73
Portfolio Turnover Rate	26.41	44.96	43.87	14.24	20.07
Net Assets, end of period ($ x 1,000)	2,825	7,541	17,314	24,853	32,919

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.53	11.85	11.76	12.09	11.88
Investment Operations:
Investment income—net[a]	.39	.39	.40	.42	.42
Net realized and unrealized
gain (loss) on investments	(.39)	(.30)	.09	(.33)	.21
Total from Investment Operations	—	.09	.49	.09	.63
Distributions:
Dividends from investment income—net	(.39)	(.39)	(.40)	(.42)	(.42)
Dividends from net realized
gain on investments	—	(.02)	—	—	—
Total Distributions	(.39)	(.41)	(.40)	(.42)	(.42)
Net asset value, end of period	11.14	11.53	11.85	11.76	12.09
Total Return (%)[b]	.09	.76	4.25	.76	5.37
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.69	1.86	1.96	1.89	1.80
Ratio of net expenses
to average net assets	1.68	1.85	1.95	1.89[c]	1.79
Ratio of interest and expense related
to floating rate notes issued to
average net assets	.02	.20	.30	.23	.13
Ratio of net investment income
to average net assets	3.53	3.35	3.41	3.52	3.49
Portfolio Turnover Rate	26.41	44.96	43.87	14.24	20.07
Net Assets, end of period ($ x 1,000)	15,045	12,640	11,021	11,429	11,643

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

Period Ended
Class I Shares	April 30, 2009[a]

Per Share Data ($):
Net asset value, beginning of period	10.13
Investment Operations:
Investment income—net[b]	.19
Net realized and unrealized gain (loss) on investments	1.03
Total from Investment Operations	1.22
Distributions:
Dividends from investment income—net	(.19)
Net asset value, end of period	11.16
Total Return (%)[c]	12.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.64
Ratio of net expenses to average net assets[d]	.63
Ratio of interest and expense related to
floating rate notes issued to average net assets	.02
Ratio of net investment income
to average net assets[d]	4.70
Portfolio Turnover Rate	26.41
Net Assets, end of period ($ x 1,000)	11

a	From December 15, 2008 (commencement of initial offering) to April 30, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,

Class Z Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	11.55	11.79
Investment Operations:
Investment income—net[b]	.49	.46
Net realized and unrealized gain (loss) on investments	(.39)	(.22)
Total from Investment Operations	.10	.24
Distributions:
Dividends from investment income—net	(.49)	(.46)
Dividends from net realized gain on investments	—	(.02)
Total Distributions	(.49)	(.48)
Net asset value, end of period	11.16	11.55
Total Return (%)	1.03	2.04[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.94[d]
Ratio of net expenses to average net assets	.76[e]	.93[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.02	.20
Ratio of net investment income
to average net assets	4.46	4.31[d]
Portfolio Turnover Rate	26.41	44.96
Net Assets, end of period ($ x 1,000)	108,416	118,444

a As of the close of business on May 30, 2007 (commencement of initial offering) to April 30, 2008.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.
e Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series including the Dreyfus Connecticut Fund (the “fund”).The Trust’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the Trust from “Dreyfus Premier State Municipal Bond Fund” to “Dreyfus State Municipal Bond Funds”, and the name of the fund from “Connecticut Series” to “Dreyfus Connecticut Fund”.

Effective December 15, 2008, the fund began offering Class I shares.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

As of the close of business on May 30, 2007, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to liabilities, of Dreyfus Connecticut Intermediate Municipal Bond Fund were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. Shareholders of Dreyfus Connecticut Intermediate Municipal Bond Fund received Class Z shares of the fund, in an amount equal to the aggregate net asset value of their investment in Dreyfus Connecticut Intermediate Municipal Bond Fund at the time of the exchange.The fund’s net asset value on the close of business on May 30, 2007 was $11.79 per share for class Z shares, and a total of 10,855,730 Class Z

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

shares representing net assets of $127,951,303 (including $2,630,056 net unrealized appreciation on investments) were issued to shareholders of Dreyfus Connecticut Intermediate Municipal Bond Fund in the exchange.The exchange was a tax-free event to Dreyfus Connecticut Intermediate Municipal Bond Fund shareholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class I and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of a Dreyfus-managed Fund as a result of the reorganization of such fund and who continued to maintain accounts with the fund at the time of purchase. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class I shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	—	356,375,077	—	356,375,077
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a trans-

action is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $189,289, accumulated capital losses $2,537,351 and unrealized depreciation $5,848,681. In addition, the fund had $876,608 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2009. If not applied, $244,621 of the carryover expires in fiscal 2011, $206,012 expires in fiscal 2012, $74,718 expires in fiscal 2014, $707,094 expires in fiscal 2016 and $1,304,906 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2009 and April 30, 2008 were as follows: tax exempt income $15,572,469 and $15,780,236, ordinary income $42,755 and $16,835 and long-term capital gains $0 and $653,206, respectively.

During the period ended April 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $46,345, decreased accumulated net realized gain (loss) on investments by $4,804 and increased paid-in capital by $51,149. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million unsecured credit facility by Citibank, N.A. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility with Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. During the period ended April 30, 2009, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2009, the Distributor retained $33,561 from commissions earned on sales of the fund’s Class A shares and $11,947 and $2,470 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2009, Class B and Class C shares were charged $23,366 and $103,740, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of their shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class B and Class C shares were charged $589,407, $11,683, and $34,580, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholders accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2009, Class Z shares were charged $88,386 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $110,417 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $9,348 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $52,519 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $4,976 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $161,967, Rule 12b-1 distribution plan fees $10,238, shareholder services plan fees $51,702 custodian fees $21,004, chief compliance officer fees $2,793 and transfer agency per account fees $18,820.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $99,642,250 and $94,456,376, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these vari-

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

able rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. At April 30, 2009, there were no floating rate notes outstanding.

The average daily amount of borrowings outstanding under the inverse floater structure during the period ended April 30, 2009, was approximately $2,700,000, with a related weighted average annualized interest rate of 2.95%.

At April 30, 2009, the cost of investments for federal income tax purposes was $362,223,758; accordingly, accumulated net unrealized depreciation on investments was $5,848,681, consisting of $10,903,601 gross unrealized appreciation and $16,752,282 gross unrealized depreciation.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund (formerly, Dreyfus Premier State Municipal Bond Fund, Connecticut Series) (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 23, 2009

The Fund 41

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2009 as “exempt-interest dividends” (not subject to regular Federal income tax, and for individuals who are Connecticut residents, Connecticut personal income taxes) except $42,755 that is being designated as an ordinary income distribution for reporting purposes.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both of which will be mailed by early 2010.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172
———————
Clifford L. Alexander, Jr. (75)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981–present)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 52
———————
David W. Burke (73)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 88
———————
Peggy C. Davis (66)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 55

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (69)
Board Member (2007)
Principal Occupation During Past 5Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 22
———————
Ernest Kafka (76)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 22
———————
Nathan Leventhal (66)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007–present)
• Chairman of the Avery-Fisher Artist Program (November 1997–present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 36
———————
Daniel Rose (79)
Board Member (2007)
Principal Occupation During Past 5Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 36

Warren B. Rudman (78)
Board Member (2007)
Principal Occupation During Past 5Years:
• Co-Chairman, Stonebridge International LLC
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund 45

OFFICERS OF THE FUND (Unaudited)

The Fund 47

NOTES

Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund

ANNUAL REPORT April 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

18	Statement of Assets and Liabilities

19	Statement of Operations

20	Statement of Changes in Net Assets

22	Financial Highlights

25	Notes to Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Important Tax Information

36	Board Members Information

39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Maryland Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2008, through April 30, 2009.

Both the municipal and taxable fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S.Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries.

These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2008, through April 30, 2009, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2009, the Class A, Class B, and Class C shares of Dreyfus Maryland Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of –0.13%, –0.76% and –0.90%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index, the fund’s benchmark, produced a total return of 3.11% for the same period.2 In addition, the fund is reported in the Lipper Maryland Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was –1.51% for the same period.3

A financial crisis and economic slowdown produced heightened market volatility over much of the reporting period, but a strong market rally in 2009 erased earlier losses. The fund’s returns lagged its benchmark, which invests in bonds from many states, not just Maryland, and does not reflect fees and expenses like a mutual fund.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Maryland state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and Maryland state income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to“discount”bonds,which are bonds that sell at a price below their face value or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Municipal Bonds: Caught in the Credit Crisis

An intensifying credit crisis and a severe recession roiled most financial markets, including municipal bonds, during the reporting period. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the 1930s, putting pressure on the fiscal conditions of most states and municipalities, including Maryland. Meanwhile, an ongoing credit crunch escalated into a global financial crisis that punished a number of large financial institutions, including major municipal bond insurers and dealers.

Market volatility was particularly severe over the fourth quarter of 2008, when the bankruptcy of investment bank Lehman Brothers sent shockwaves through the global banking system. Municipal bonds regained a portion of their previous losses during the opening months of 2009, when monetary and government authorities staged massive interventions to shore up the credit markets, a federal economic stimulus program sent billions in aid to the states, and investors took advantage of attractive values among bonds from fundamentally sound issuers. Higher-quality municipal bonds generally fared better than lower-rated securities during the reporting period overall.

Focused on Quality

The fund’s focus on municipal bonds with credit ratings in the A to AA range helped it avoid the brunt of market volatility during the

4

financial crisis.When making new purchases, we emphasized out-of-favor, high-quality bonds selling at a discount to their face values.We found a number of such opportunities in investment-grade bonds issued to finance housing and hospital projects, which we purchased at attractive valuations and later sold at higher prices.

As the Federal Reserve Board reduced interest rates, we gradually increased the fund’s average maturity to maintain higher yields for as long as we deemed practical. Later, when rate cuts ended and the market rallied, we allowed the fund’s average maturity to decline toward industry averages.

Staying Cautious in a Volatile Market

As of the reporting period’s end, the U.S. economy has remained weak, and while Maryland has fared better than many other states, it has continued to face budget pressures. Consequently, we intend to maintain a defensive posture over the near term, including a focus on higher-quality securities. Over the longer term, however, we believe that attractive valuations, competitive income streams and the likelihood of rising taxes make high yield municipal bonds an attractive asset class.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Maryland residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund Class A shares, Class B shares and Class C shares and the Barclays Capital Municipal Bond Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund on 4/30/99 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Maryland municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Maryland municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/09

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)	–4.64%	1.74%	2.75%
without sales charge	–0.13%	2.68%	3.22%
Class B shares
with applicable redemption charge †	–4.58%	1.81%	2.91%
without redemption	–0.76%	2.15%	2.91%
Class C shares
with applicable redemption charge ††	–1.86%	1.91%	2.44%
without redemption	–0.90%	1.91%	2.44%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Class A	Class B	Class C

Expenses paid per $1,000†	$ 4.95	$ 7.87	$ 8.95
Ending value (after expenses)	$1,078.00	$1,074.90	$1,073.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class B	Class C

Expenses paid per $1,000†	$ 4.81	$ 7.65	$ 8.70
Ending value (after expenses)	$1,020.03	$1,017.21	$1,016.17

† Expenses are equal to the fund’s annualized expense ratio of .96% for Class A, 1.53% for Class B and 1.74%
for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

April 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.1%	Rate (%)	Date	Amount ($)	Value ($)

Maryland—91.7%
Anne Arundel County,
EDR (Anne Arundel Community
College Project)	5.00	9/1/17	2,255,000	2,357,851
Baltimore,
Port Facilities Revenue
(Consolidated Coal Sales
Company Project)	6.50	12/1/10	4,090,000	4,107,669
Baltimore,
Project Revenue (Wastewater
Projects) (Insured; FGIC)	5.00	7/1/22	630,000	662,609
Frederick County,
Educational Facilities Revenue
(Mount Saint Mary’s University)	4.50	9/1/25	3,000,000	2,063,190
Gaithersburg,
Hospital Facilities Improvement
Revenue (Shady Grove Adventist
Hospital) (Insured; FSA)	6.50	9/1/12	7,300,000	7,980,360
Harford County,
MFHR (Affinity Old Post
Apartments Projects)
(Collateralized; GNMA)	5.00	11/20/25	1,460,000	1,408,958
Howard County,
COP	8.15	2/15/20	605,000	853,310
Howard County,
GO (Metropolitan District Project)	5.25	8/15/19	1,545,000	1,635,831
Hyattsville,
Special Obligation Revenue
(University Town Center Project)	5.75	7/1/34	3,000,000	1,942,950
Maryland,
GO (State and Local
Facilities Loan)	5.00	8/1/16	5,000,000	5,542,100
Maryland Community Development
Administration, Department of
Housing and Community
Development (Single
Family Program)	4.95	4/1/15	4,185,000	4,279,581
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.95	7/1/23	1,050,000	1,050,273

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue
(Collateralized; GNMA)	5.05	7/1/47	2,550,000	2,203,531
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential Revenue	5.38	9/1/22	2,080,000	2,090,067
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential Revenue	4.80	9/1/32	3,000,000	2,649,480
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential Revenue	4.85	9/1/37	2,970,000	2,592,929
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential Revenue	4.95	9/1/38	1,245,000	1,109,830
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential Revenue	4.85	9/1/47	4,175,000	3,615,049
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; FSA)	5.50	6/1/16	3,120,000	3,253,349
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; FSA)	5.50	6/1/18	2,535,000	2,604,839
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; FSA)	5.38	6/1/19	9,530,000	9,691,438
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project)	5.25	9/15/16	2,940,000	3,212,097

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	2,500,000	2,662,625
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (Frostburg
State University Project)	6.00	10/1/24	5,000,000	3,895,250
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (Morgan State
University Project)	6.00	7/1/22	2,950,000	2,236,395
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (Towson
University Project)	5.00	7/1/39	1,000,000	646,920
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park Project)	6.00	6/1/13	1,260,000 [a]	1,484,003
Maryland Economic Development
Corporation, Student Housing
Revenue (University of Maryland,
College Park Projects)	5.75	6/1/33	1,000,000	811,870
Maryland Economic Development
Corporation, Student
Housing Revenue (University
Village at Sheppard Pratt)
(Insured; ACA)	5.88	7/1/21	1,750,000	1,288,122
Maryland Economic Development
Corporation, Student Housing
Revenue (University Village at
Sheppard Pratt) (Insured; ACA)	6.00	7/1/33	1,750,000	1,134,368
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Anne
Arundel Health System Issue)	6.75	7/1/39	2,500,000	2,635,075
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Peninsula
Regional Medical Center Issue)	5.00	7/1/36	3,350,000	2,871,553

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Maryland (continued)
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Union
Hospital of Cecil County Issue)	6.70	7/1/09	455,000		457,921
Maryland Health and Higher
Educational Facilities Authority,
Revenue (University of Maryland
Medical System Issue)	6.00	7/1/12	2,000,000	[a]	2,283,200
Maryland Health and Higher
Educational Facilities Authority,
Revenue (University of Maryland
Medical System Issue)	6.00	7/1/12	3,000,000	[a]	3,424,800
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System
Issue) (Insured; FGIC)	7.00	7/1/22	4,560,000		5,254,853
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Upper
Chesapeake Hospitals Issue)	6.00	1/1/38	3,005,000		2,572,941
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
Christian Academy Issue)	5.25	7/1/18	500,000		344,650
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
Christian Academy Issue)	5.50	7/1/38	3,540,000		1,825,613
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
County Hospital Issue)	5.75	1/1/38	2,500,000		1,977,300
Maryland Industrial Development
Financing Authority, EDR
(Medical Waste Associates
Limited Partnership Facility)	8.75	11/15/10	630,000		547,861

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Maryland (continued)
Maryland Industrial Development
Financing Authority, EDR (Our
Lady of Good Counsel High
School Facility)	6.00	5/1/35	1,600,000		1,115,344
Montgomery County,
Consolidated Public
Improvement GO	5.25	10/1/15	2,000,000		2,184,020
Montgomery County,
Special Obligation Revenue
(West Germantown Development
District) (Insured; Radian)	5.38	7/1/20	500,000		435,245
Montgomery County,
Special Obligation Revenue
(West Germantown Development
District) (Insured; Radian)	5.50	7/1/27	2,975,000		2,402,134
Montgomery County
Housing Opportunities
Commission, SFMR	0.00	7/1/28	41,025,000	[b]	14,735,770
Montgomery County
Housing Opportunities
Commission, SFMR	0.00	7/1/33	3,060,000	[b]	691,376
Montgomery County
Housing Opportunities
Commission, SFMR	5.00	7/1/36	1,940,000		1,798,729
Northeast Waste Disposal
Authority, RRR (Hartford
County Resource Recovery
Facility) (Insured; AMBAC)	5.25	3/15/13	1,400,000		1,422,736
Northeast Waste Disposal
Authority, RRR (Hartford
County Resource Recovery
Facility) (Insured; AMBAC)	5.25	3/15/14	1,220,000		1,232,578
Northeast Waste Disposal Authority,
Solid Waste Revenue (Montgomery
County Solid Waste Disposal
System) (Insured; AMBAC)	5.50	4/1/15	7,000,000		7,225,330

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Northeast Waste Disposal
Authority, Solid Waste Revenue
(Montgomery County Solid Waste
Disposal System) (Insured; AMBAC)	5.50	4/1/16	8,000,000	8,204,160
Prince Georges County,
Special Obligation Revenue
(National Harbor Project)	5.20	7/1/34	4,000,000	2,236,120
Washington Suburban
Sanitary District, General
Construction Revenue	5.00	6/1/15	5,000,000	5,387,650
Westminster,
Educational Facilities Revenue
(McDaniel College, Inc. Project)	5.00	11/1/22	1,200,000	1,155,516
U.S. Related—5.4%
Guam Waterworks Authority,
Water and Wastewater
System Revenue	6.00	7/1/25	1,000,000	823,730
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/44	1,000,000	964,490
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue
(Insured; Assured Guaranty)	5.00	7/1/28	2,000,000	1,970,760
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/26	2,000,000	1,769,900
Puerto Rico Commonwealth,
Public Improvement GO	5.00	7/1/28	1,830,000	1,529,679
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/38	1,000,000	966,540
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; FSA)	5.13	7/1/30	100,000	99,673
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/25	1,250,000	1,091,163
Total Long-Term Municipal Investments
(cost $173,433,463)				164,705,254

14

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.4%	Rate (%)	Date	Amount ($)	Value ($)

Maryland;
Westminster,
EDR (Carroll Lutheran
Village, Inc.) (LOC; Citizens
Bank of Pennslyvania)
(cost $740,000)	2.00	5/1/09	740,000 [c]	740,000

Total Investments (cost $174,173,463)			97.5%	165,445,254
Cash and Receivables (Net)			2.5%	4,203,219
Net Assets			100.0%	169,648,473

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Variable rate demand note—rate shown is the interest rate in effect at April 30, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

16

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	39.5
AA		Aa		AA	30.0
A		A		A	10.8
BBB		Baa		BBB	8.7
BB		Ba		BB	4.2
F1		MIG1/P1		SP1/A1	.5
Not Rated[d]		Not Rated[d]		Not Rated[d]	6.3
					100.0

† Based on total investments.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	174,173,463	165,445,254
Cash		2,084,203
Interest receivable		2,354,648
Receivable for shares of Beneficial Interest subscribed		58,648
Prepaid expenses		13,781
		169,956,534
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		138,517
Payable for shares of Beneficial Interest redeemed		126,616
Interest payable—Note 2		73
Accrued expenses		42,855
		308,061
Net Assets ($)		169,648,473
Composition of Net Assets ($):
Paid-in capital		187,927,052
Accumulated net realized gain (loss) on investments		(9,550,370)
Accumulated net unrealized appreciation
(depreciation) on investments		(8,728,209)
Net Assets ($)		169,648,473

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	162,311,131	3,639,827	3,697,515
Shares Outstanding	14,376,536	322,340	327,308
Net Asset Value Per Share ($)	11.29	11.29	11.30

See notes to financial statements.

18

STATEMENT OF OPERATIONS Year Ended April 30, 2009

Investment Income ($):
Interest Income	9,716,444
Expenses:
Management fee—Note 3(a)	974,080
Shareholder servicing costs—Note 3(c)	562,848
Distribution fees—Note 3(b)	59,609
Professional fees	43,431
Custodian fees—Note 3(c)	24,673
Registration fees	24,017
Prospectus and shareholders’ reports	11,846
Trustees’ fees and expenses—Note 3(d)	9,596
Loan commitment fees—Note 2	2,953
Interest expense—Note 2	73
Miscellaneous	28,944
Total Expenses	1,742,070
Less—reduction in fees due to
earnings credits—Note 1(b)	(5,966)
Net Expenses	1,736,104
Investment Income—Net	7,980,340
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(758,594)
Net unrealized appreciation (depreciation) on investments	(8,239,720)
Net Realized and Unrealized Gain (Loss) on Investments	(8,998,314)
Net (Decrease) in Net Assets Resulting from Operations	(1,017,974)

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2009	2008

Operations ($):
Investment income—net	7,980,340	8,070,335
Net realized gain (loss) on investments	(758,594)	766,319
Net unrealized appreciation
(depreciation) on investments	(8,239,720)	(7,557,640)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,017,974)	1,279,014
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(7,562,666)	(7,424,069)
Class B Shares	(260,414)	(521,973)
Class C Shares	(132,435)	(121,884)
Total Dividends	(7,955,515)	(8,067,926)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	14,290,950	14,153,115
Class B Shares	8,571	38,000
Class C Shares	656,031	302,328
Dividends reinvested:
Class A Shares	5,616,480	5,644,842
Class B Shares	188,452	362,873
Class C Shares	81,142	79,807
Cost of shares redeemed:
Class A Shares	(27,549,459)	(21,705,071)
Class B Shares	(6,321,781)	(11,147,718)
Class C Shares	(595,040)	(568,241)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,624,654)	(12,840,065)
Total Increase (Decrease) in Net Assets	(22,598,143)	(19,628,977)
Net Assets ($):
Beginning of Period	192,246,616	211,875,593
End of Period	169,648,473	192,246,616
20

		Year Ended April 30,

	2009	2008

Capital Share Transactions:
Class Aa
Shares sold	1,271,267	1,174,213
Shares issued for dividends reinvested	501,572	471,575
Shares redeemed	(2,461,276)	(1,805,432)
Net Increase (Decrease) in Shares Outstanding	(688,437)	(159,644)
Class Ba
Shares sold	756	3,157
Shares issued for dividends reinvested	16,732	30,257
Shares redeemed	(562,458)	(924,392)
Net Increase (Decrease) in Shares Outstanding	(544,970)	(890,978)
Class C
Shares sold	58,449	25,261
Shares issued for dividends reinvested	7,245	6,659
Shares redeemed	(51,977)	(46,988)
Net Increase (Decrease) in Shares Outstanding	13,717	(15,068)

a During the period ended April 30, 2009, 340,610 Class B shares representing $3,827,101 were automatically converted to 340,732 Class A shares and during the period ended April 30, 2008, 477,003 Class B shares representing $5,758,430 were automatically converted to 477,121 Class A shares.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.83	12.24	12.12	12.36	12.12
Investment Operations:
Investment income—net[a]	.51	.49	.48	.48	.48
Net realized and unrealized
gain (loss) on investments	(.54)	(.41)	.12	(.24)	.24
Total from Investment Operations	(.03)	.08	.60	.24	.72
Distributions:
Dividends from investment income—net	(.51)	(.49)	(.48)	(.48)	(.48)
Dividends from net realized
gain on investments	—	—	—	(.00)[b]	—
Total Distributions	(.51)	(.49)	(.48)	(.48)	(.48)
Net asset value, end of period	11.29	11.83	12.24	12.12	12.36
Total Return (%)[c]	(.13)	.67	5.04	1.96	6.03
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.93	.91	.91	.93
Ratio of net expenses
to average net assets	.94	.92	.91[d]	.91[d]	.93[d]
Ratio of net investment income
to average net assets	4.54	4.07	3.94	3.87	3.90
Portfolio Turnover Rate	14.86	17.25	5.67	14.38	4.33
Net Assets, end of period ($ x 1,000)	162,311	178,268	186,327	192,953	202,323

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

22

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.84	12.24	12.12	12.36	12.12
Investment Operations:
Investment income—net[a]	.44	.41	.42	.41	.42
Net realized and unrealized
gain (loss) on investments	(.54)	(.38)	.12	(.24)	.24
Total from Investment Operations	(.10)	.03	.54	.17	.66
Distributions:
Dividends from investment income—net	(.45)	(.43)	(.42)	(.41)	(.42)
Dividends from net realized
gain on investments	—	—	—	(.00)[b]	—
Total Distributions	(.45)	(.43)	(.42)	(.41)	(.42)
Net asset value, end of period	11.29	11.84	12.24	12.12	12.36
Total Return (%)[c]	(.76)	.22	4.51	1.43	5.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.50	1.46	1.41	1.42	1.43
Ratio of net expenses
to average net assets	1.50[d]	1.45	1.41[d]	1.42[d]	1.43[d]
Ratio of net investment income
to average net assets	3.94	3.53	3.43	3.35	3.40
Portfolio Turnover Rate	14.86	17.25	5.67	14.38	4.33
Net Assets, end of period ($ x 1,000)	3,640	10,266	21,524	29,140	37,811

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.84	12.25	12.12	12.37	12.12
Investment Operations:
Investment income—net[a]	.42	.39	.39	.38	.39
Net realized and unrealized
gain (loss) on investments	(.54)	(.41)	.13	(.25)	.25
Total from Investment Operations	(.12)	(.02)	.52	.13	.64
Distributions:
Dividends from investment income—net	(.42)	(.39)	(.39)	(.38)	(.39)
Dividends from net realized
gain on investments	—	—	—	(.00)[b]	—
Total Distributions	(.42)	(.39)	(.39)	(.38)	(.39)
Net asset value, end of period	11.30	11.84	12.25	12.12	12.37
Total Return (%)[c]	(.90)	(.12)	4.33	1.09	5.31
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.73	1.72	1.67	1.69	1.69
Ratio of net expenses
to average net assets	1.73[d]	1.71	1.67[d]	1.69[d]	1.69[d]
Ratio of net investment income
to average net assets	3.76	3.28	3.18	3.10	3.14
Portfolio Turnover Rate	14.86	17.25	5.67	14.38	4.33
Net Assets, end of period ($ x 1,000)	3,698	3,713	4,025	4,702	5,650

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers nine series including the Dreyfus Maryland Fund (the “fund”).The Trust’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the Trust from “Dreyfus Premier State Municipal Bond Fund” to “Dreyfus State Municipal Bond Funds”, and the name of the fund from “Maryland Series” to “Dreyfus Maryland Fund”.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are pri-

26

marily traded or at the last sales price on the national securities market on each business day.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	—	165,445,254	—	165,445,254
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a

28

more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $57,375, accumulated capital losses $9,441,868 and unrealized depreciation $8,703,701. In addition, the fund had $133,010 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2009. If not applied, $60,748 of the carryover expires in fiscal 2011, $1,838,009 expires in fiscal 2012, $6,917,527 expires in fiscal 2013 and $625,584 expires in fiscal 2017.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2009 and April 30, 2008 were as follows: tax exempt income $7,953,257 and $8,067,926 and ordinary income $2,258 and $0, respectively.

During the period ended April 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $24,825, increased accumulated net realized gain (loss) on investments by $22,099 and increased paid-in capital by $2,726. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million unsecured credit facility led by Citibank, N.A. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility with Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended April 30, 2009 was approximately $4,800 with a related weighted average annualized interest rate of 1.52%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

30

During the period ended April 30, 2009, the Distributor retained $19,060 from commissions earned on sales of the fund’s Class A shares and $8,315 and $272 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2009, Class B and Class C shares were charged $33,127 and $26,482, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class B and Class C shares were charged $417,373, $16,564 and $8,827, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $60,922 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $5,097 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $24,673 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $4,976 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $76,008, Rule 12b-1 distribution plan fees $3,756, shareholder services plan fees $34,549, custodian fees $11,351, chief compliance officer fees $2,793 and transfer agency per account fees $10,060.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $25,637,063 and $41,101,467, respectively.

At April 30, 2009, the cost of investments for federal income tax purposes was $174,148,955; accordingly, accumulated net unrealized depreciation on investments was $8,703,701, consisting of $5,149,070 gross unrealized appreciation and $13,852,771 gross unrealized depreciation.

32

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund (formerly, Dreyfus Premier State Municipal Bond Fund, Maryland Series) (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund at April 30,2009,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 23, 2009

34

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2009 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Maryland residents, Maryland personal income taxes) except $2,258 that is being designated as an ordinary income distribution for reporting purposes.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both of which will be mailed by early 2010.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172
———————
Clifford L. Alexander, Jr. (75)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 52
———————
David W. Burke (73)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 88
———————
Peggy C. Davis (66)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 55

36

Diane Dunst (69)
Board Member (2007)
Principal Occupation During Past 5Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 22
———————
Ernest Kafka (76)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 22
———————
Nathan Leventhal (66)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 36
———————
Daniel Rose (79)
Board Member (2007)
Principal Occupation During Past 5Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 36

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Warren B. Rudman (78)
Board Member (2007)
Principal Occupation During Past 5Years:
• Co-Chairman, Stonebridge International LLC
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

40

Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund

ANNUAL REPORT April 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

21	Statement of Assets and Liabilities

22	Statement of Operations

23	Statement of Changes in Net Assets

25	Financial Highlights

29	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm

39	Important Tax Information

40	Board Members Information

43	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Massachusetts Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2008, through April 30, 2009.

Both the municipal and taxable fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S.Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries.

These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2008, through April 30, 2009, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2009, the Class A, Class B, Class C and Class Z shares of Dreyfus Massachusetts Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 1.07%, 0.50%, 0.32% and 1.28%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index, the fund’s benchmark, produced a total return of 3.11% for the same period.2 In addition, the fund is reported in the Lipper Massachusetts Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was –1.56% for the same period.3

A financial crisis and economic slowdown produced heightened market volatility over much of the reporting period, but a strong market rally in 2009 erased earlier losses. The fund’s returns lagged its benchmark, which invests in bonds from many states, not just Massachusetts, and does not reflect fees and expenses like a mutual fund.The fund produced higher returns than its Lipper category average, primarily due to a bias toward higher-quality securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Massachusetts state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Massachusetts state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to“discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environments.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Municipal Bonds: Caught in the Credit Crisis

An intensifying credit crisis and a severe recession roiled most financial markets, including municipal bonds, during the reporting period. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the 1930s, putting pressure on the fiscal conditions of most states and municipalities, including Massachusetts. Meanwhile, an ongoing credit crunch escalated into a global financial crisis that punished a number of large financial institutions, including major municipal bond insurers and dealers.

Market volatility was particularly severe over the fourth quarter of 2008, after the bankruptcy of investment bank Lehman Brothers sent shockwaves through the global banking system. Municipal bonds regained a portion of their previous losses during the opening months of 2009, as monetary and government authorities staged massive interventions to shore up the credit markets, a federal economic stimulus program sent billions in aid to the states, and investors took advantage of attractive values among bonds from fundamentally sound issuers. Higher-quality municipal bonds generally fared better than lower-rated securities during the reporting period overall.

Focus on Quality Supported Fund Returns

The fund’s focus on higher-quality municipal bonds helped it avoid the brunt of market volatility during the financial crisis.When making

4

new purchases, we emphasized out-of-favor, higher-rated bonds selling at discounts to their face values. We found a number of such opportunities in investment-grade bonds issued to finance housing projects in Massachusetts, which we purchased at attractive valuations and later sold at higher prices.

We generally maintained the fund’s average maturity in a range that was slightly shorter than industry averages. This positioning helped shelter the fund from the brunt of volatility in the midst of the downturn, but it prevented the fund from participating more fully in the benefits of declining interest rates.

Staying Cautious in a Volatile Market

As of the reporting period’s end, the U.S. and Massachusetts economies have remained weak. Consequently, we intend to maintain the fund’s defensive posture over the near term, including a focus on higher-quality securities. Over the longer term, however, we believe that attractive valuations, competitive income streams and the likelihood of rising taxes make high yield municipal bonds an attractive asset class.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund Class A shares, Class B shares and Class C shares and the Barclays Capital Municipal Bond Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund on 4/30/99 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses.

The fund invests primarily in Massachusetts municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class B and Class C shares.The Index is not limited to investments principally in Massachusetts municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/09

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)	5/28/87	–3.46%	2.27%	3.43%	–
without sales charge	5/28/87	1.07%	3.21%	3.91%	–
Class B shares
with applicable redemption charge †	1/15/93	–3.37%	2.30%	3.59%	–
without redemption	1/15/93	0.50%	2.64%	3.59%	–
Class C shares
with applicable redemption charge ††	8/15/95	–0.64%	2.44%	3.11%	–
without redemption	8/15/95	0.32%	2.44%	3.11%	–
Class Z shares	10/20/04	1.28%	—	—	2.58%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Class A	Class B	Class C	Class Z

Expenses paid per $1,000†	$ 4.94	$ 8.06	$ 8.77	$ 3.81
Ending value (after expenses)	$1,073.30	$1,070.30	$1,069.30	$1,074.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class B	Class C	Class Z

Expenses paid per $1,000†	$ 4.81	$ 7.85	$ 8.55	$ 3.71
Ending value (after expenses)	$1,020.03	$1,017.01	$1,016.31	$1,021.12

† Expenses are equal to the fund’s annualized expense ratio of .96% for Class A, 1.57% for Class B, 1.71% for
Class C and .74% for Class Z; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

April 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.8%	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts—87.7%
Bellingham,
GO (Insured; AMBAC)	5.00	3/1/17	1,945,000	2,078,991
Bellingham,
GO (Insured; AMBAC)	5.00	3/1/18	2,040,000	2,140,960
Bellingham,
GO (Insured; AMBAC)	5.00	3/1/19	2,140,000	2,245,909
Bellingham,
GO (Insured; AMBAC)	5.00	3/1/20	2,245,000	2,356,105
Boston,
Convention Center Loan,
Special Obligation Bonds
(Insured; AMBAC)	5.00	5/1/16	1,750,000	1,879,167
Boston,
GO	5.75	2/1/10	3,945,000 [a]	4,100,709
Boston Housing Authority,
Capital Program Revenue
(Insured; FSA)	5.00	4/1/24	1,900,000	1,986,849
Boston Industrial Development
Financing Authority, Sewage
Facility Revenue (Harbor Electric
Energy Company Project)	7.38	5/15/15	1,470,000	1,473,896
Boston Water and Sewer Commission,
Revenue	5.00	11/1/20	2,000,000	2,130,420
Brookline,
GO	5.25	4/1/20	3,860,000	3,966,304
Holliston,
GO (Insured; MBIA, Inc.)	5.25	4/1/20	1,655,000	1,766,183
Holyoke,
Gas and Electric Department
Revenue (Insured; MBIA, Inc.)	5.38	12/1/15	1,245,000	1,284,691
Hopkinton,
GO	5.00	9/1/17	1,735,000	1,878,051
Hopkinton,
GO	5.00	9/1/18	1,735,000	1,834,502
Hopkinton,
GO	5.00	9/1/19	1,735,000	1,834,502
Hopkinton,
GO	5.00	9/1/20	1,735,000	1,834,502
Marblehead,
GO	5.00	8/15/23	1,835,000	1,952,312

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Massachusetts (continued)
Marblehead,
GO	5.00	8/15/24	1,925,000		2,034,494
Massachusetts,
GO	5.25	8/1/22	2,650,000		3,050,309
Massachusetts,
GO	1.33	11/1/25	5,000,000	[b]	3,015,000
Massachusetts,
GO (Insured; AMBAC)	6.00	8/1/10	1,500,000		1,597,515
Massachusetts,
GO (Insured; FSA)	5.25	9/1/23	1,000,000		1,150,700
Massachusetts Bay Transportation
Authority (General
Transportation Systems)	6.20	3/1/16	2,055,000		2,393,849
Massachusetts Bay Transportation
Authority (General
Transportation Systems)	7.00	3/1/21	1,000,000		1,218,830
Massachusetts Bay Transportation
Authority, Assessment Revenue	5.00	7/1/21	2,400,000		2,560,344
Massachusetts Bay Transportation
Authority, Senior Sales
Tax Revenue	5.00	7/1/21	1,000,000		1,152,930
Massachusetts Bay Transportation
Authority, Senior Sales Tax
Revenue (Insured; MBIA, Inc.)	5.50	7/1/27	3,000,000		3,467,070
Massachusetts College Building
Authority, Project Revenue
(Insured; MBIA, Inc.)	0.00	5/1/26	5,385,000	[c]	2,501,763
Massachusetts Development Finance
Agency, Higher Education
Revenue (Emerson College Issue)	5.00	1/1/22	1,000,000		1,003,090
Massachusetts Development Finance
Agency, Revenue (Assumption
College Issue) (Insured; Radian)	6.00	3/1/30	1,905,000		1,754,181
Massachusetts Development Finance
Agency, Revenue (Landmark
School Issue) (Insured; Radian)	5.25	6/1/29	1,100,000		905,256
Massachusetts Development
Finance Agency, Revenue
(Massachusetts College of
Pharmacy and Allied
Health Sciences Issue)	6.75	1/1/10	2,000,000	[a]	2,103,980

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Development Finance
Agency, Revenue (Mount Holyoke
College Issue)	5.25	7/1/31	4,000,000	4,038,040
Massachusetts Development Finance
Agency, Revenue (Neville
Communities Home, Inc.
Project) (Collateralized; GNMA)	5.75	6/20/22	600,000	641,064
Massachusetts Development Finance
Agency, Revenue (Neville
Communities Home, Inc.
Project) (Collateralized; GNMA)	6.00	6/20/44	1,500,000	1,534,140
Massachusetts Development Finance
Agency, Revenue (Wheelock
College Issue)	5.25	10/1/37	2,500,000	1,955,700
Massachusetts Development
Finance Agency, RRR
(Ogden Haverhill Project)	5.50	12/1/19	1,200,000	979,884
Massachusetts Development Finance
Agency, RRR (SEMASS System)
(Insured; MBIA, Inc.)	5.63	1/1/14	2,000,000	2,002,120
Massachusetts Development Finance
Agency, SWDR (Dominion Energy
Brayton Point Issue)	5.00	2/1/36	2,000,000	1,596,080
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.70	7/1/11	215,000	215,301
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.00	1/1/13	1,440,000	1,448,510
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.85	7/1/14	170,000	170,088
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	4.70	1/1/27	10,000,000	8,239,500
Massachusetts Educational Financing
Authority, Education Loan Revenue
(Insured; Assured Guaranty)	6.13	1/1/22	2,500,000	2,567,875
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; MBIA, Inc.)	5.13	12/1/14	385,000	385,085

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Massachusetts (continued)
Massachusetts Health and Educational
Facilities Authority, Healthcare
System Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	1/1/12	1,070,000	[a]	1,211,989
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.50	1/1/12	310,000	[a]	355,192
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.50	7/1/17	1,175,000		1,242,010
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	7/1/22	4,030,000		4,136,070
Massachusetts Health and Educational
Facilities Authority, Revenue
(Boston Medical Center Issue)	5.75	7/1/31	2,000,000		1,748,720
Massachusetts Health and
Educational Facilities
Authority, Revenue (Community
Colleges Program Issue)
(Insured; AMBAC)	5.25	10/1/26	2,845,000		2,847,959
Massachusetts Health and
Educational Facilities Authority,
Revenue (Dana-Farber Cancer
Institute Issue)	5.25	12/1/27	1,000,000		1,014,240
Massachusetts Health and
Educational Facilities Authority,
Revenue (Hallmark Health
System Issue) (Insured; FSA)	5.25	7/1/10	2,055,000		2,080,811
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
University Issue)	6.00	7/1/10	2,500,000	[a]	2,683,275

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
University Issue)	5.00	7/15/22	2,945,000		3,081,265
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Massachusetts Institute of
Technology Issue)	5.25	7/1/33	4,000,000		4,432,720
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Milford-Whitinsville Regional
Hospital Issue)	6.50	7/15/12	2,250,000	[a]	2,605,927
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/11	1,290,000	[a]	1,430,674
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	6.00	7/1/16	1,520,000		1,641,296
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	6.00	7/1/17	45,000		48,591
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/32	60,000		60,565
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.00	7/1/47	4,950,000		4,571,869
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)
(Insured; MBIA, Inc.)	5.13	7/1/11	1,000,000		1,003,960

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities Authority,
Revenue (Springfield College
Issue) (Insured; Radian)	5.13	10/15/23	1,100,000	982,333
Massachusetts Health and
Educational Facilities
Authority, Revenue (The
Schepens Eye Research
Institute, Inc. Issue)
(Insured; ACA)	6.50	7/1/28	2,020,000	1,500,032
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue)	5.50	8/15/18	1,625,000	1,920,701
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue)	5.38	8/15/38	3,000,000	3,146,220
Massachusetts Health and
Educational Facilities
Authority, Revenue (UMass
Memorial Issue)	5.25	7/1/25	1,895,000	1,509,709
Massachusetts Health and
Educational Facilities
Authority, Revenue (UMass
Memorial Issue)	5.00	7/1/33	1,070,000	782,791
Massachusetts Housing Finance
Agency, Housing Development
Revenue (Insured; MBIA, Inc.)	5.40	6/1/20	345,000	346,635
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/24	1,160,000	1,128,135
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/26	1,200,000	1,136,748
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/28	2,000,000	1,862,760
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	6/1/30	1,295,000	1,298,976
Massachusetts Housing Finance
Agency, Housing Revenue	5.25	12/1/33	1,350,000	1,222,223

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Massachusetts (continued)
Massachusetts Housing Finance
Agency, Housing Revenue	5.10	6/1/37	3,000,000		2,745,300
Massachusetts Housing Finance
Agency, Housing Revenue	5.10	12/1/37	2,130,000		1,947,864
Massachusetts Housing Finance
Agency, Housing Revenue	5.20	12/1/37	2,000,000		1,856,980
Massachusetts Housing Finance
Agency, Rental Housing Mortgage
Revenue (Insured; AMBAC)	5.70	7/1/20	1,280,000		1,284,122
Massachusetts Housing Finance
Agency, SFHR	4.75	12/1/30	1,315,000		1,162,105
Massachusetts Industrial Finance
Agency, RRR (Ogden
Haverhill Project)	5.60	12/1/19	2,500,000		2,005,450
Massachusetts Industrial Finance
Agency, Water Treatment
Revenue (Massachusetts-American
Hingham Project)	6.95	12/1/35	2,790,000		2,360,591
Massachusetts Municipal Wholesale
Electric Company, Power Supply
Project Revenue (Nuclear
Project Number 4 Issue)
(Insured; MBIA, Inc.)	5.25	7/1/14	2,000,000		2,088,600
Massachusetts Water Pollution
Abatement Trust (Pool Program)	5.38	8/1/27	3,065,000		3,103,742
Massachusetts Water Resources
Authority, General Revenue
(Insured; MBIA, Inc.)	5.20	8/1/11	1,000,000	[a]	1,101,860
Massachusetts Water Resources
Authority, General Revenue
(Insured; MBIA, Inc.)	5.25	8/1/21	1,500,000		1,667,235
Massachusetts Water Resources
Authority, General Revenue
(Insured; MBIA, Inc.)	5.25	8/1/26	2,000,000		2,136,420
Medford,
GO (Insured; AMBAC)	5.00	3/15/19	1,155,000		1,197,492
Narragansett Regional School
District, GO (Insured; AMBAC)	6.50	6/1/10	1,205,000	[a]	1,283,108

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Massachusetts (continued)
Pittsfield,
GO (Insured; MBIA, Inc.)	5.13	4/15/22	1,500,000		1,563,375
Sandwich,
GO (Insured; MBIA, Inc.)	5.00	7/15/19	1,000,000		1,080,010
Triton Regional School District,
GO (Insured; FGIC)	5.25	4/1/19	1,420,000		1,501,295
Triton Regional School District,
GO (Insured; FGIC)	5.25	4/1/20	1,420,000		1,501,295
Westfield,
GO (Insured; FGIC)	6.50	5/1/10	1,750,000	[a]	1,869,945
U.S. Related—9.1%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	2,000,000	[a]	2,116,320
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.38	5/15/33	1,955,000		1,571,761
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.50	5/15/39	1,245,000		880,103
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	5,000,000	[c]	117,100
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/38	2,000,000		1,946,140
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/25	1,500,000		1,347,180
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; FSA)	5.25	7/1/14	1,000,000		1,046,860
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; MBIA, Inc.)	6.00	7/1/27	1,000,000		993,350
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; XLCA)	5.25	7/1/17	1,460,000		1,418,375
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/35	6,840,000	[c]	969,228

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

U.S. Related (continued)
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; FGIC)	5.50	7/1/19	1,225,000		1,205,253
Puerto Rico Public Buildings
Authority, Guaranteed
Government Facilities Revenue	5.75	7/1/22	1,900,000		1,827,743
Puerto Rico Public Buildings
Authority, Guaranteed
Government Facilities Revenue
(Insured; AMBAC)	6.25	7/1/15	1,100,000		1,363,901
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts
Taxes Loan Note	5.63	10/1/10	365,000		374,351
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Matching Fund Loan
Notes (Subordinated
Lien/Capital Program)	5.88	10/1/18	500,000		449,990
Virgin Islands Water and Power
Authority, Electric System
Revenue (Insured; Radian)	5.13	7/1/11	1,000,000		1,002,850
Total Long-Term Municipal Investments
(cost $202,791,166)					197,548,441

Short-Term Municipal
Investments—1.9%

Massachusetts;
Massachusetts,
Consolidated Loan (Liquidity
Facility; Dexia Credit Locale)	0.90	5/1/09	1,500,000	[d]	1,500,000
Massachusetts Development Finance
Agency, Revenue (Boston
University Issue) (LOC; Allied
Irish Banks)	0.45	5/1/09	1,000,000	[d]	1,000,000
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	0.30	5/1/09	200,000	[d]	200,000

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue) (Liquidity
Facility; Bank of America)	0.30	5/1/09	1,100,000 [d]	1,100,000
Total Short-Term Municipal Investments
(cost $3,800,000)				3,800,000

Total Investments (cost $206,591,166)			98.7%	201,348,441
Cash and Receivables (Net)			1.3%	2,691,453
Net Assets			100.0%	204,039,894

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Variable rate demand note—rate shown is the interest rate in effect at April 30, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

18

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	39.9
AA		Aa		AA	34.3
A		A		A	12.0
BBB		Baa		BBB	9.8
F1		MIG1/P1		SP1/A1	1.9
Not Rated[e]		Not Rated[e]		Not Rated[e]	2.1
					100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	206,591,166	201,348,441
Interest receivable		3,072,153
Receivable for shares of Beneficial Interest subscribed		4,971
Prepaid expenses		19,909
		204,445,474
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		130,019
Cash overdraft due to Custodian		114,835
Payable for shares of Beneficial Interest redeemed		117,544
Accrued expenses		43,182
		405,580
Net Assets ($)		204,039,894
Composition of Net Assets ($):
Paid-in capital		209,007,259
Accumulated net realized gain (loss) on investments		275,360
Accumulated net unrealized appreciation
(depreciation) on investments		(5,242,725)
Net Assets ($)		204,039,894

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	39,079,098	1,403,518	3,163,012	160,394,266
Shares Outstanding	3,582,974	128,820	289,763	14,707,132
Net Asset Value Per Share ($)	10.91	10.90	10.92	10.91

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS Year Ended April 30, 2009

Investment Income ($):
Interest Income	10,868,759
Expenses:
Management fee—Note 3(a)	1,151,890
Shareholder servicing costs—Note 3(c)	321,858
Professional fees	36,340
Distribution fees—Note 3(b)	33,661
Registration fees	32,161
Custodian fees—Note 3(c)	27,756
Prospectus and shareholders’ reports	12,733
Loan commitment fees—Note 2	3,475
Trustees’ fees and expenses—Note 3(d)	2,851
Interest expense—Note 2	128
Miscellaneous	37,298
Total Expenses	1,660,151
Less—reduction in fees due to
earnings credits—Note 1(b)	(8,852)
Net Expenses	1,651,299
Investment Income—Net	9,217,460
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	238,903
Net unrealized appreciation (depreciation) on investments	(8,038,122)
Net Realized and Unrealized Gain (Loss) on Investments	(7,799,219)
Net Increase in Net Assets Resulting from Operations	1,418,241

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2009	2008

Operations ($):
Investment income—net	9,217,460	9,838,068
Net realized gain (loss) on investments	238,903	379,041
Net unrealized appreciation
(depreciation) on investments	(8,038,122)	(7,822,537)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,418,241	2,394,572
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,696,116)	(1,843,143)
Class B Shares	(78,062)	(119,472)
Class C Shares	(107,043)	(107,360)
Class Z Shares	(7,303,300)	(7,748,495)
Net realized gain on investments:
Class A Shares	(87,155)	(59,733)
Class B Shares	(4,679)	(4,456)
Class C Shares	(6,842)	(4,194)
Class Z Shares	(364,974)	(238,104)
Total Dividends	(9,648,171)	(10,124,957)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	4,565,171	6,088,061
Class B Shares	22,074	19,620
Class C Shares	277,843	534,523
Class Z Shares	3,984,708	6,890,587
Dividends reinvested:
Class A Shares	1,306,030	1,372,878
Class B Shares	52,656	70,391
Class C Shares	81,527	76,615
Class Z Shares	5,840,614	6,085,230
Cost of shares redeemed:
Class A Shares	(9,411,963)	(10,789,108)
Class B Shares	(1,468,581)	(951,740)
Class C Shares	(412,212)	(706,051)
Class Z Shares	(20,622,503)	(25,020,482)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(15,784,636)	(16,329,476)
Total Increase (Decrease) in Net Assets	(24,014,566)	(24,059,861)
Net Assets ($):
Beginning of Period	228,054,460	252,114,321
End of Period	204,039,894	228,054,460

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2009	2008

Capital Share Transactions:
Class Aa
Shares sold	419,840	530,117
Shares issued for dividends reinvested	121,378	120,259
Shares redeemed	(872,312)	(941,555)
Net Increase (Decrease) in Shares Outstanding	(331,094)	(291,179)
Class Ba
Shares sold	1,957	1,700
Shares issued for dividends reinvested	4,896	6,174
Shares redeemed	(136,131)	(83,974)
Net Increase (Decrease) in Shares Outstanding	(129,278)	(76,100)
Class C
Shares sold	25,764	46,457
Shares issued for dividends reinvested	7,584	6,706
Shares redeemed	(36,980)	(61,422)
Net Increase (Decrease) in Shares Outstanding	(3,632)	(8,259)
Class Z
Shares sold	369,953	600,908
Shares issued for dividends reinvested	542,669	533,312
Shares redeemed	(1,944,961)	(2,176,394)
Net Increase (Decrease) in Shares Outstanding	(1,032,339)	(1,042,174)

a During the period ended April 30, 2009, 66,545, Class B shares representing $717,436, were automatically converted to 66,471 Class A shares and during the period ended April 30, 2008, 33,679 Class B shares representing $382,783 were automatically converted to 33,650 Class A shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.29	11.66	11.56	11.87	11.50
Investment Operations:
Investment income—net[a]	.46	.46	.47	.46	.46
Net realized and unrealized
gain (loss) on investments	(.36)	(.36)	.12	(.29)	.39
Total from Investment Operations	.10	.10	.59	.17	.85
Distributions:
Dividends from investment income—net	(.46)	(.46)	(.46)	(.46)	(.46)
Dividends from net realized
gain on investments	(.02)	(.01)	(.03)	(.02)	(.02)
Total Distributions	(.48)	(.47)	(.49)	(.48)	(.48)
Net asset value, end of period	10.91	11.29	11.66	11.56	11.87
Total Return (%)[b]	1.07	.92	5.23	1.48	7.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	.93	.92	.92	.97
Ratio of net expenses
to average net assets	.94[c]	.92	.92	.92[c]	.97[c]
Ratio of net investment income
to average net assets	4.25	4.01	3.99	3.92	3.96
Portfolio Turnover Rate	9.04	18.21	30.97	34.00	43.92
Net Assets, end of period ($ x 1,000)	39,079	44,178	49,034	49,913	51,884

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.28	11.65	11.54	11.86	11.50
Investment Operations:
Investment income—net[a]	.39	.39	.40	.40	.40
Net realized and unrealized
gain (loss) on investments	(.35)	(.36)	.14	(.30)	.38
Total from Investment Operations	.04	.03	.54	.10	.78
Distributions:
Dividends from investment income—net	(.40)	(.39)	(.40)	(.40)	(.40)
Dividends from net realized
gain on investments	(.02)	(.01)	(.03)	(.02)	(.02)
Total Distributions	(.42)	(.40)	(.43)	(.42)	(.42)
Net asset value, end of period	10.90	11.28	11.65	11.54	11.86
Total Return (%)[b]	.50	.36	4.77	.86	6.89
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.52	1.48	1.45	1.45	1.49
Ratio of net expenses
to average net assets	1.52[c]	1.47	1.45	1.45[c]	1.49[c]
Ratio of net investment income
to average net assets	3.68	3.46	3.47	3.39	3.44
Portfolio Turnover Rate	9.04	18.21	30.97	34.00	43.92
Net Assets, end of period ($ x 1,000)	1,404	2,910	3,893	5,188	6,239

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

26

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.30	11.67	11.56	11.88	11.51
Investment Operations:
Investment income—net[a]	.38	.37	.38	.37	.37
Net realized and unrealized
gain (loss) on investments	(.36)	(.36)	.14	(.30)	.39
Total from Investment Operations	.02	.01	.52	.07	.76
Distributions:
Dividends from investment income—net	(.38)	(.37)	(.38)	(.37)	(.37)
Dividends from net realized
gain on investments	(.02)	(.01)	(.03)	(.02)	(.02)
Total Distributions	(.40)	(.38)	(.41)	(.39)	(.39)
Net asset value, end of period	10.92	11.30	11.67	11.56	11.88
Total Return (%)[b]	.32	.17	4.53	.64	6.74
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.69	1.68	1.67	1.66	1.72
Ratio of net expenses
to average net assets	1.69[c]	1.67	1.67	1.66[c]	1.71
Ratio of net investment income
to average net assets	3.51	3.26	3.24	3.18	3.20
Portfolio Turnover Rate	9.04	18.21	30.97	34.00	43.92
Net Assets, end of period ($ x 1,000)	3,163	3,314	3,520	4,478	4,214

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class Z Shares	2009	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	11.29	11.66	11.55	11.87	11.88
Investment Operations:
Investment income—net[b]	.48	.48	.48	.48	.25
Net realized and unrealized
gain (loss) on investments	(.36)	(.36)	.15	(.30)	.01
Total from Investment Operations	.12	.12	.63	.18	.26
Distributions:
Dividends from investment income—net	(.48)	(.48)	(.49)	(.48)	(.25)
Dividends from net realized
gain on investments	(.02)	(.01)	(.03)	(.02)	(.02)
Total Distributions	(.50)	(.49)	(.52)	(.50)	(.27)
Net asset value, end of period	10.91	11.29	11.66	11.55	11.87
Total Return (%)	1.28	1.14	5.54	1.56	2.23[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.73	.71	.71	.76	.77[d]
Ratio of net expenses
to average net assets	.73[e]	.70	.71	.75	.76[d]
Ratio of net investment income
to average net assets	4.46	4.23	4.20	4.09	4.07[d]
Portfolio Turnover Rate	9.04	18.21	30.97	34.00	43.92
Net Assets, end of period ($ x 1,000)	160,394	177,652	195,667	137,011	147,338

a	From October 20, 2004 (commencement of initial offering) to April 30, 2005.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series including the Dreyfus Massachusetts Fund (the “fund”). The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the Trust from “Dreyfus Premier State Municipal Bond Fund” to “Dreyfus State Municipal Bond Funds”, and the name of the fund from “Massachusetts Series” to “Dreyfus Massachusetts Fund”.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

to shareholders who received Class Z shares in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial

30

futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	—	201,348,441	—	201,348,441
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally

32

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $55,718, undistributed ordinary income $24,264, undistributed capital gains $128,457 and unrealized depreciation $5,120,086.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2009 and April 30, 2008 were as follows: tax exempt income $9,184,521 and $9,818,470, and long-term capital gains $463,650 and $306,487, respectively.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $32,939, increased accumulated net realized gain (loss) on investments by $32,893 and increased paid-in capital by $46. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed fund in a $350 million unsecured credit facility led by Citibank, N.A. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility with Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended April 30, 2009 was approximately $5,700 with a related weighted average annualized interest rate of 2.24%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2009, the Distributor retained $3,670 from commissions earned on sales of the fund’s Class A shares and $2,606 and $5,431 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

34

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2009, Class B and Class C shares were charged $10,653 and $23,008, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of their shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class B and Class C shares were charged $100,152, $5,326, and $7,669, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholders accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2009, Class Z shares were charged $80,648 pursuant to the Shareholders Services Plan.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $71,235 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $6,194 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement to provide custodial services for the fund. During the period ended April 30, 2009, the fund was charged $27,756 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $4,976 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $91,462, Rule 12b-1 distribution plan fees $2,506, shareholder services plan fees $8,892, custodian fees $13,353, chief compliance officer fees $2,793 and transfer agency per account fees $11,013.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

36

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $18,526,527 and $34,653,505, respectively.

At April 30, 2009, the cost of investments for federal income tax purposes was $206,468,527; accordingly, accumulated net unrealized depreciation on investments was $5,120,086, consisting of $6,677,158 gross unrealized appreciation and $11,797,244 gross unrealized depreciation.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund (formerly, Dreyfus Premier State Municipal Bond Fund, Massachusetts Series) (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York June 23, 2009

38

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2009:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes), and

—the fund hereby designates $.0247 per share as a long-term capital gain distribution paid on December 11, 2008.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both of which will be mailed by early 2010.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172
———————
Clifford L. Alexander, Jr. (75)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 52
———————
David W. Burke (73)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 88
———————
Peggy C. Davis (66)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 55

40

Diane Dunst (69)
Board Member (2007)
Principal Occupation During Past 5Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 22
———————
Ernest Kafka (76)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 22
———————
Nathan Leventhal (66)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor's Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 36
———————
Daniel Rose (79)
Board Member (2007)
Principal Occupation During Past 5Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 36

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Warren B. Rudman (78)
Board Member (2007)
Principal Occupation During Past 5Years:
• Co-Chairman, Stonebridge International LLC
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

44

Dreyfus State Municipal Bond Funds, Dreyfus Michigan Fund

ANNUAL REPORT April 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statement of Changes in Net Assets

19	Financial Highlights

22	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Important Tax Information

33	Board Members Information

36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus State Municipal Bond Funds, Dreyfus Michigan Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Michigan Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2008, through April 30, 2009.

Both the municipal and taxable fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S.Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries.

These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2008, through April 30, 2009, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2009, the Class A, Class B and Class C shares of Dreyfus Michigan Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 0.85%, 0.10% and 0.12%,respectively.1 In comparison,the Barclays Capital Municipal Bond Index, the fund’s benchmark, produced a total return of 3.11% for the same period.2 In addition, the fund is reported in the Lipper Michigan Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was –3.67% for the same period.3

A financial crisis and economic slowdown produced heightened market volatility over much of the reporting period, but a strong market rally in 2009 erased earlier losses.The fund’s returns lagged its benchmark, which invests in bonds from many states, not just Michigan, and does not reflect fees and expenses like a mutual fund.The fund produced higher returns than its Lipper category average, primarily because its relatively short average duration helped shelter it from the brunt of market volatility.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Michigan state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Michigan state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to“discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Municipal Bonds: Caught in the Credit Crisis

An intensifying credit crisis and a severe recession roiled most financial markets, including municipal bonds, during the reporting period. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the 1930s, putting pressure on the fiscal conditions of most states and municipalities. Michigan was particularly hard-hit by the downturn, which exacerbated the struggles of the U.S. automobile industry. Meanwhile, an ongoing credit crunch escalated into a global financial crisis that punished a number of large financial institutions, including major municipal bond insurers and dealers.

Market volatility was particularly severe over the fourth quarter of 2008, after the bankruptcy of investment bank Lehman Brothers sent shockwaves through the global banking system. Municipal bonds regained a portion of their previous losses during the opening months of 2009, as monetary and government authorities staged massive interventions to shore up the credit markets, a federal economic stimulus program sent billions in aid to the states, and investors took advantage of attractive values among bonds from fundamentally sound issuers. Higher-quality municipal bonds generally fared better than lower-rated securities in the tumultuous reporting period.

4

Shorter-than-Average Maturities Supported Fund Returns

We generally maintained the fund’s average maturity in a range that was shorter than industry averages, which helped it avoid the brunt of market volatility during the financial crisis. In addition, we gradually reduced the fund’s holdings of lower-rated bonds whenever opportunities to do so at reasonable prices arose.When making new purchases, we emphasized high-quality, relatively liquid bonds from Michigan issuers, focusing mainly on issuers outside of the Detroit area.

Staying Cautious in a Volatile Market

As of the reporting period’s end, the U.S. and Michigan economies have remained weak, and uncertainty regarding the viability of Detroit’s major automobile manufacturers has persisted. Consequently, we intend to maintain the fund’s defensive posture over the near term, including efforts to reduce the fund’s exposure to lower-rated securities. Over the longer term, however, we believe that attractive valuations, competitive income streams and the likelihood of rising taxes make high yield municipal bonds an attractive asset class.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Michigan residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Michigan Fund Class A shares, Class B shares and Class C shares and the Barclays Capital Municipal Bond Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Michigan Fund on 4/30/99 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Michigan municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Michigan municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/09

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)	–3.70%	2.21%	3.22%
without sales charge	0.85%	3.15%	3.69%
Class B shares
with applicable redemption charge †	–3.75%	2.20%	3.38%
without redemption	0.10%	2.54%	3.38%
Class C shares
with applicable redemption charge ††	–0.85%	2.40%	2.94%
without redemption	0.12%	2.40%	2.94%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Michigan Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Class A	Class B	Class C

Expenses paid per $1,000†	$ 5.64	$ 9.27	$ 9.37
Ending value (after expenses)	$1,068.70	$1,065.00	$1,065.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class B	Class C

Expenses paid per $1,000†	$ 5.51	$ 9.05	$ 9.15
Ending value (after expenses)	$1,019.34	$1,015.82	$1,015.72

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.81% for Class B and 1.83%
for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

April 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments—101.6%	Rate (%)	Date	Amount ($)		Value ($)

Michigan—100.9%
Allegan Hospital Finance
Authority, HR (Allegan
General Hospital)	6.88	11/15/17	3,760,000		3,585,160
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/14	8,000,000	[a]	6,811,760
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/20	1,055,000	[a]	639,636
Detroit,
Water Supply System Revenue
(Insured; FGIC)	5.75	7/1/11	4,000,000	[b]	4,380,720
Detroit Community High School,
Public School Academy Revenue	5.65	11/1/25	1,200,000		815,424
Detroit Community High School,
Public School Academy Revenue	5.75	11/1/35	1,215,000		743,131
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	6.00	5/1/20	1,000,000		1,114,330
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	5.00	5/1/28	2,250,000		2,201,400
Dickinson County Healthcare
System, HR (Insured; ACA)	5.50	11/1/13	1,905,000		1,862,042
Dickinson County Healthcare
System, HR (Insured; ACA)	5.70	11/1/18	1,800,000		1,689,390
Grand Rapids,
Water Supply System Revenue
(Insured; Assured Guaranty)	5.00	1/1/29	1,000,000	[c]	1,001,450
Grand Valley State University,
Revenue (Insured; FGIC)	5.25	12/1/10	3,000,000	[b]	3,213,810
Huron Valley School District,
GO—Unlimited Tax (Insured; FGIC)	0.00	5/1/18	6,270,000	[a]	4,281,281
Kalamazoo Hospital Finance
Authority, HR (Borgess Medical
Center) (Insured; FGIC)	6.25	6/1/14	2,000,000		2,415,200
Kent County,
Airport Revenue (Gerald R.
Ford International Airport)	5.00	1/1/26	2,000,000		2,048,480

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Michigan (continued)
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	2,000,000	1,462,160
Michigan Higher Education Student
Loan Authority, Student Loan
Revenue (Insured; AMBAC)	5.20	9/1/20	1,540,000	1,324,308
Michigan Hospital Finance
Authority, HR (Detroit
Medical Center)	8.13	8/15/12	75,000	74,244
Michigan Hospital Finance
Authority, HR (MidMichigan
Obligated Group)	5.00	4/15/36	500,000	392,005
Michigan Hospital Finance
Authority, Revenue (Trinity Health
Credit Group) (Insured; AMBAC)	6.00	12/1/27	1,500,000	1,525,350
Michigan Housing Development
Authority, Limited Obligation MFHR
(Deaconess Tower Apartments)
(Collateralized; GNMA)	5.25	2/20/48	470,000	437,941
Michigan Housing Development
Authority, Rental Housing
Revenue (Insured; MBIA, Inc.)	5.05	10/1/15	1,500,000	1,515,720
Michigan Municipal Bond Authority,
Clean Water Revolving
Fund Revenue	5.38	10/1/21	10,200,000 [d,e]	10,943,682
Michigan Strategic Fund,
LOR (NSF International Project)	5.13	8/1/19	700,000	634,557
Michigan Strategic Fund,
LOR (NSF International Project)	5.25	8/1/26	2,000,000	1,682,340
Michigan Strategic Fund,
LOR (The Detroit Edison
Company Exempt Facilities
Project) (Insured; XLCA)	5.25	12/15/32	1,250,000	1,129,400
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	2,200,000	1,795,200
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/34	3,000,000	1,939,980

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Michigan (continued)
Monroe County Economic Development
Corporation, LOR (Detroit
Edison Company Project)
(Insured; FGIC)	6.95	9/1/22	2,000,000		2,231,100
Pontiac Tax Increment Finance
Authority, Revenue	6.38	6/1/12	3,170,000	[b]	3,660,906
Romulus Economic Development
Corporation, Limited
Obligation EDR (Romulus HIR
Limited Partnership Project)
(Insured; ITT Lyndon Property
Insurance Company)	7.00	11/1/15	3,700,000		4,686,198
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	6.25	9/1/14	1,500,000		1,617,510
Stockbridge Community Schools,
School Building and Site Bonds
(GO—Unlimited Tax)	5.50	5/1/10	600,000	[b]	629,610
Summit Academy North,
Public School Academy Revenue	5.50	11/1/35	1,500,000		873,600
Wayne County,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport) (Insured; MBIA, Inc.)	5.38	12/1/17	2,000,000		1,877,360
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport) (Insured; Assured
Guaranty)	5.75	12/1/27	1,000,000		1,006,530
Wayne State University Board of
Governors, General Revenue
(Insured; FSA)	5.00	11/15/30	2,000,000		2,031,820
U.S. Related—.7%
Puerto Rico Ports Authority,
Special Facilities Revenue
(American Airlines, Inc. Project)	6.30	6/1/23	1,410,000		566,580
Total Long-Term
Municipal Investments
(cost $81,106,838)					80,841,315

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—3.8%	Rate (%)	Date	Amount ($)		Value ($)

Michigan;
Green Lake Township Economic
Development Corporation,
Revenue, Refunding (Interlochen
Center for the Arts Project)
(LOC; Bank One NA)	0.50	5/1/09	1,000,000	[f]	1,000,000
University of Michigan Regents,
HR, Refunding	0.37	5/1/09	2,000,000	[f]	2,000,000
Total Short-Term Municipal Investments
(cost $3,000,000)					3,000,000

Total Investments (cost $84,106,838)			105.4%		83,841,315
Liabilities, Less Cash and Receivables			(5.4%)		(4,307,206)
Net Assets			100.0%		79,534,109

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Purchased on a delayed delivery basis.
d Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, this security amounted to $10,943,682 or 13.8% of net assets.
e Collateral for floating rate borrowings.
f Variable rate demand note—rate shown is the interest rate in effect at April 30, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

12

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	51.8
AA		Aa		AA	4.6
A		A		A	9.6
BBB		Baa		BBB	9.0
BB		Ba		BB	3.2
CCC		Caa		CCC	.7
F1		MIG1/P1		SP1/A1	3.8
Not Rated[g]		Not Rated[g]		Not Rated[g]	17.3
					100.0
† Based on total investments.
g Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	84,106,838	83,841,315
Cash		326,000
Interest receivable		1,638,366
Receivable for shares of Beneficial Interest subscribed		3,157
Prepaid expenses		13,727
		85,822,565
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		72,417
Payable for floating rate notes issued—Note 4		5,100,000
Payable for investment securities purchased		1,000,000
Payable for shares of Beneficial Interest redeemed		46,636
Interest and expense payable related to
floating rate notes issued—Note 4		3,408
Accrued expenses		65,995
		6,288,456
Net Assets ($)		79,534,109
Composition of Net Assets ($):
Paid-in capital		79,426,975
Accumulated net realized gain (loss) on investments		372,657
Accumulated net unrealized appreciation
(depreciation) on investments		(265,523)
Net Assets ($)		79,534,109

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	75,427,008	388,782	3,718,319
Shares Outstanding	5,370,597	27,686	264,680
Net Asset Value Per Share ($)	14.04	14.04	14.05

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended April 30, 2009

Investment Income ($):
Interest Income	4,803,242
Expenses:
Management fee—Note 3(a)	448,390
Shareholder servicing costs—Note 3(c)	268,112
Interest and expense related to floating rate notes issued—Note 4	98,139
Professional fees	48,742
Distribution fees—Note 3(b)	33,092
Registration fees	22,302
Custodian fees—Note 3(c)	9,521
Trustees’ fees and expenses—Note 3(d)	4,461
Prospectus and shareholders’ reports	1,991
Loan commitment fees—Note 2	1,339
Miscellaneous	20,568
Total Expenses	956,657
Less—reduction in fees due to earnings credits—Note 1(b)	(5,790)
Net Expenses	950,867
Investment Income—Net	3,852,375
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	738,900
Net unrealized appreciation (depreciation) on investments	(4,125,374)
Net Realized and Unrealized Gain (Loss) on Investments	(3,386,474)
Net Increase in Net Assets Resulting from Operations	465,901

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2009	2008

Operations ($):
Investment income—net	3,852,375	3,936,564
Net realized gain (loss) on investments	738,900	(378,906)
Net unrealized appreciation
(depreciation) on investments	(4,125,374)	(3,079,966)
Net Increase (Decrease) in Net Assets
Resulting from Operations	465,901	477,692
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(3,656,676)	(3,723,196)
Class B Shares	(28,890)	(60,901)
Class C Shares	(158,070)	(151,419)
Net realized gain on investments:
Class A Shares	—	(19,734)
Class B Shares	—	(383)
Class C Shares	—	(1,016)
Total Dividends	(3,843,636)	(3,956,649)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,618,029	3,006,440
Class B Shares	844	1,109
Class C Shares	151,010	435,149
Dividends reinvested:
Class A Shares	2,445,469	2,457,892
Class B Shares	14,667	28,886
Class C Shares	105,873	92,330
Cost of shares redeemed:
Class A Shares	(8,124,480)	(12,776,444)
Class B Shares	(734,760)	(976,889)
Class C Shares	(541,572)	(514,646)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,064,920)	(8,246,173)
Total Increase (Decrease) in Net Assets	(6,442,655)	(11,725,130)
Net Assets ($):
Beginning of Period	85,976,764	97,701,894
End of Period	79,534,109	85,976,764

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2009	2008

Capital Share Transactions:
Class Aa
Shares sold	257,414	201,332
Shares issued for dividends reinvested	175,077	165,985
Shares redeemed	(584,660)	(859,500)
Net Increase (Decrease) in Shares Outstanding	(152,169)	(492,183)
Class Ba
Shares sold	61	75
Shares issued for dividends reinvested	1,042	1,949
Shares redeemed	(52,449)	(65,876)
Net Increase (Decrease) in Shares Outstanding	(51,346)	(63,852)
Class C
Shares sold	10,764	29,528
Shares issued for dividends reinvested	7,575	6,235
Shares redeemed	(38,804)	(34,676)
Net Increase (Decrease) in Shares Outstanding	(20,465)	1,087

a During the period ended April 30, 2009, 17,675 Class B shares representing $246,899 were automatically converted to 17,671 Class A shares and during the period ended April 30, 2008, 18,895 Class B shares representing $279,344 were automatically converted to 18,890 Class A shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.60	15.17	14.98	15.28	14.95
Investment Operations:
Investment income—net[a]	.67	.65	.63	.62	.65
Net realized and unrealized
gain (loss) on investments	(.56)	(.57)	.21	(.30)	.33
Total from Investment Operations	.11	.08	.84	.32	.98
Distributions:
Dividends from investment income—net	(.67)	(.65)	(.63)	(.62)	(.65)
Dividends from net realized
gain on investments	—	(.00)[b]	(.02)	—	—
Total Distributions	(.67)	(.65)	(.65)	(.62)	(.65)
Net asset value, end of period	14.04	14.60	15.17	14.98	15.28
Total Return (%)[c]	.85	.56	5.71	2.11	6.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.13	1.19	1.16	1.11	1.09
Ratio of net expenses
to average net assets	1.12	1.18	1.15	1.10	1.09[d]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.12	.20	.20	.14	.13
Ratio of net investment income
to average net assets	4.77	4.35	4.17	4.08	4.30
Portfolio Turnover Rate	12.29	16.23	10.45	17.78	21.12
Net Assets, end of period ($ x 1,000)	75,427	80,657	91,226	96,826	102,251

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.60	15.16	14.98	15.28	14.95
Investment Operations:
Investment income—net[a]	.55	.55	.54	.54	.57
Net realized and unrealized
gain (loss) on investments	(.55)	(.56)	.21	(.30)	.33
Total from Investment Operations	—	(.01)	.75	.24	.90
Distributions:
Dividends from investment income—net	(.56)	(.55)	(.55)	(.54)	(.57)
Dividends from net realized
gain on investments	—	(.00)[b]	(.02)	—	—
Total Distributions	(.56)	(.55)	(.57)	(.54)	(.57)
Net asset value, end of period	14.04	14.60	15.16	14.98	15.28
Total Return (%)[c]	.10	.00[d]	5.05	1.58	6.14
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.81	1.80	1.71	1.65	1.62
Ratio of net expenses
to average net assets	1.80	1.79	1.70	1.63	1.61
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.12	.20	.20	.14	.13
Ratio of net investment income
to average net assets	4.02	3.72	3.62	3.55	3.81
Portfolio Turnover Rate	12.29	16.23	10.45	17.78	21.12
Net Assets, end of period ($ x 1,000)	389	1,154	2,167	3,926	6,114

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Amount represents less than .01%.

See notes to financial statements.

20

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.61	15.17	14.99	15.28	14.96
Investment Operations:
Investment income—net[a]	.57	.54	.52	.51	.54
Net realized and unrealized
gain (loss) on investments	(.57)	(.56)	.20	(.29)	.32
Total from Investment Operations	—	(.02)	.72	.22	.86
Distributions:
Dividends from investment income—net	(.56)	(.54)	(.52)	(.51)	(.54)
Dividends from net realized
gain on investments	—	(.00)[b]	(.02)	—	—
Total Distributions	(.56)	(.54)	(.54)	(.51)	(.54)
Net asset value, end of period	14.05	14.61	15.17	14.99	15.28
Total Return (%)[c]	.12	(.12)	4.86	1.44	5.84
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.87	1.93	1.90	1.84	1.82
Ratio of net expenses
to average net assets	1.86	1.92	1.89	1.82	1.82[d]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.12	.20	.20	.14	.13
Ratio of net investment income
to average net assets	4.03	3.61	3.44	3.35	3.59
Portfolio Turnover Rate	12.29	16.23	10.45	17.78	21.12
Net Assets, end of period ($ x 1,000)	3,718	4,166	4,309	5,602	5,588

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series including the Dreyfus Michigan Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the Trust from “Dreyfus Premier State Municipal Bond Fund” to “Dreyfus State Municipal Bond Funds”, and the name of the fund from “Michigan Series” to “Dreyfus Michigan Fund”.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase.

22

Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	—	83,841,315	—	83,841,315
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

24

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30,2009,the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $45,175, undistributed ordinary income $362,112 and unrealized depreciation $254,978.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2009 and April 30, 2008 were as follows: tax exempt income $3,843,636 and $3,935,516 and long-term capital gains $0 and $21,133, respectively.

26

During the period ended April 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $8,739, increased accumulated net realized gain (loss) on investments by $8,285 and increased paid-in capital by $454. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million unsecured credit facility led by Citibank, N.A. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility with Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. During the period ended April 30, 2009, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2009, the Distributor retained $2,835 from commissions earned on sales of the fund’s Class A shares and $1,481 and $974 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2009, Class B and Class C shares were charged $3,607 and $29,485, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class B and Class C shares were charged $192,182, $1,804 and $9,828, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $40,157 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $3,114 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

28

The fund also compensates The Bank of New York Mellon under a custody agreement to provide custodial services for the fund. During the period ended April 30, 2009, the fund was charged $9,521 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $4,976 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fee $35,653, Rule 12b-1 distribution plan fees $2,427, shareholder services plan fees $16,206, custodian fees $7,300, chief compliance officer fees $2,793 and transfer agency per account fees $8,038.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $10,185,190 and $15,867,469, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The average daily amount of borrowings outstanding under the inverse floater structure during the period ended April 30, 2009, was approximately $5,100,000, with a related weighted average annualized interest rate of 1.92%.

At April 30, 2009, the cost of investments for federal income tax purposes was $78,996,293; accordingly, accumulated net unrealized depreciation on investments was $254,978, consisting of $5,363,166 gross unrealized appreciation and $5,618,144 gross unrealized depreciation.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Michigan Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Michigan Fund (formerly, Dreyfus Premier State Municipal Bond Fund, Michigan Series) (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Michigan Fund at April 30,2009,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 23, 2009

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2009 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Michigan residents, Michigan personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both of which will be mailed by early 2010.

32

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172
———————
Clifford L. Alexander, Jr. (75)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 52
———————
David W. Burke (73)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 88
———————
Peggy C. Davis (66)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 55

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (69)
Board Member (2007)
Principal Occupation During Past 5Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 22
———————
Ernest Kafka (76)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 22
———————
Nathan Leventhal (66)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 36
———————
Daniel Rose (79)
Board Member (2007)
Principal Occupation During Past 5Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 36

34

Warren B. Rudman (78)
Board Member (2007)
Principal Occupation During Past 5Years:
• Co-Chairman, Stonebridge International LLC
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

36

The Fund 37

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

17	Statement of Assets and Liabilities

18	Statement of Operations

19	Statement of Changes in Net Assets

21	Financial Highlights

24	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Important Tax Information

35	Board Members Information

38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus State
Municipal Bond Funds,
Dreyfus Minnesota Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Minnesota Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2008, through April 30, 2009.

Both the municipal and taxable fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S.Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries.

These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2008, through April 30, 2009, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2009, the Class A, Class B and Class C shares of Dreyfus Minnesota Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 2.89%, 2.41% and 2.18%,respectively.1 In comparison,the Barclays Capital Municipal Bond Index, the fund’s benchmark, produced a total return of 3.11% for the same period.2 In addition, the fund is reported in the Lipper Minnesota Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was 0.10% for the same period.3

A financial crisis and economic slowdown produced heightened market volatility over much of the reporting period, but a strong market rally in 2009 erased earlier losses. The fund’s returns lagged its benchmark, which invests in bonds from many states, not just Minnesota, and does not reflect fees and expenses like a mutual fund. The fund produced higher returns than its Lipper category average, primarily due to a bias toward shorter maturity, higher-quality securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Minnesota state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Minnesota state income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential.When selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Municipal Bonds: Caught in the Credit Crisis

An intensifying credit crisis and a severe recession roiled most financial markets, including municipal bonds, during the reporting period. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the 1930s, putting pressure on the fiscal conditions of most states and municipalities, including Minnesota. Meanwhile, an ongoing credit crunch escalated into a global financial crisis that punished a number of large financial institutions, including major municipal bond insurers and dealers.

Market volatility was particularly severe over the fourth quarter of 2008, after the bankruptcy of investment bank Lehman Brothers sent shockwaves through the global banking system. Municipal bonds regained a portion of their previous losses during the opening months of 2009, when monetary and government authorities staged massive interventions to shore up the credit markets, a federal economic stimulus program sent billions in aid to the states, and investors took advantage of attractive values among bonds from fundamentally sound issuers. Higher-quality municipal bonds generally fared better than lower-rated securities during the reporting period overall.

4

Focus on Quality Supported Fund Returns

The fund’s focus on shorter-maturity, higher-quality municipal bonds helped it avoid the brunt of market volatility during the financial crisis.When making new purchases, we emphasized out-of-favor, high-quality bonds selling at discounts to their face values.We found a number of such opportunities in investment-grade bonds issued to finance housing projects, which we purchased at attractive valuations and later sold at higher prices.

As the Federal Reserve Board reduced interest rates, we gradually increased the fund’s average maturity to maintain higher yields for as long as we deemed practical. Later, when rate cuts ended and the market rallied, we allowed the fund’s average maturity to decline toward industry averages.

Staying Cautious in a Volatile Market

As of the reporting period’s end, the U.S. economy has remained weak, and while Minnesota has fared better than many other states, it has continued to face budget pressures. Consequently, we intend to maintain a defensive posture over the near term, including a focus on higher-quality securities. Over the longer term, however, we believe that attractive valuations, competitive income streams and the likelihood of rising taxes make high yield municipal bonds an attractive asset class.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Minnesota residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund on 4/30/99 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Minnesota municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Minnesota municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/09

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)	–1.71%	2.98%	3.88%
without sales charge	2.89%	3.93%	4.36%
Class B shares
with applicable redemption charge †	–1.51%	3.06%	4.03%
without redemption	2.41%	3.40%	4.03%
Class C shares
with applicable redemption charge ††	1.20%	3.16%	3.56%
without redemption	2.18%	3.16%	3.56%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.

†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2009
	Class A	Class B	Class C

Expenses paid per $1,000†	$ 5.03	$ 7.87	$ 9.00
Ending value (after expenses)	$1,090.30	$1,087.20	$1,086.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2009
	Class A	Class B	Class C

Expenses paid per $1,000†	$ 4.86	$ 7.60	$ 8.70
Ending value (after expenses)	$1,019.98	$1,017.26	$1,016.17

† Expenses are equal to the fund’s annualized expense ratio of .97% for Class A, 1.52% for Class B and 1.74% for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments—93.6%	Rate (%)	Date	Amount ($)	Value ($)

Minnesota—92.1%
Andover Economic Development
Authority, Public Facility LR
(City of Andover Community
Center)	5.20	2/1/34	885,000	987,633
Andover Economic Development
Authority, Public Facility LR
(City of Andover Community
Center)	5.20	2/1/34	615,000	686,322
Blooming Prairie Independent
School District Number 756, GO
School Building Bonds
(Minnesota School District
Credit Enhancement Program)
(Insured; MBIA, Inc.)	4.75	1/1/27	1,900,000	1,957,760
Bloomington Independent School
District Number 271 (Minnesota
School District Credit
Enhancement Program)
(Insured; FSA)	5.13	2/1/24	2,000,000	2,182,440
Chaska,
Electric Revenue (Generating
Facilities)	6.00	10/1/10	3,000,000 [a]	3,216,840
Chaska,
Electric Revenue (Generating
Facilities)	5.00	10/1/30	1,135,000	1,108,702
Columbia Heights,
MFHR (Crest View ONDC 1
Project) (Collateralized; GNMA)	6.63	10/20/12	1,490,000 [a]	1,826,770
Coon Rapids,
Multifamily Rental Housing
Revenue (GNMA Collateralized
Mortgage Loan—Mississippi
View Apartments Project)
(Collateralized; FHA)	4.95	10/20/41	2,700,000	2,416,554
Cottage Grove,
Senior Housing Revenue
(PHS/Cottage Grove, Inc.
Project)	5.25	12/1/46	1,500,000	958,305
Dakota County Community
Development Agency, MFHR
(Grande Market Place Project)
(Collateralized; GNMA)	5.40	11/20/43	3,000,000	2,882,100

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota (continued)
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.30	12/1/39	907,788	915,132
Falcon Heights,
LR (Kaleidoscope Charter
School Project)	6.00	11/1/27	400,000	300,208
Falcon Heights,
LR (Kaleidoscope Charter
School Project)	6.00	11/1/37	400,000	276,156
Hennepin County,
Second Lien Sales Tax Revenue
(Ballpark Project)	5.00	12/15/29	1,500,000	1,555,215
Lake Superior Independent School
District Number 381 (Minnesota
School District Credit
Enhancement Program)
(Insured; FSA)	5.00	4/1/20	2,510,000	2,769,509
Lake Superior Independent School
District Number 381 (Minnesota
School District Credit
Enhancement Program)
(Insured; FSA)	5.00	4/1/21	2,640,000	2,912,950
Lakeville Independent School
District Number 194 (Minnesota
School District Credit
Enhancement Program)
(Insured; FGIC)	5.50	2/1/24	8,700,000	9,758,442
Mahtomedi Independent School
District Number 832 (Minnesota
School District Credit Enhancement
Program) (Insured; MBIA, Inc.)	0.00	2/1/17	1,275,000 [b]	982,566
Minneapolis,
GO	0.00	12/1/14	1,825,000 [b]	1,596,145
Minneapolis,
Health Care System Revenue
(Fairview Health Services)
(Insured; Assured Guaranty)	6.50	11/15/38	3,000,000	3,262,110
Minneapolis,
MFHR (Sumner Field Phase II,
L.P. Project)
(Collateralized; GNMA)	5.15	2/20/45	1,575,000	1,447,677

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota (continued)
Minneapolis,
Revenue (Blake School Project)	5.45	9/1/21	2,000,000	2,030,780
Minneapolis,
Tax Increment Revenue
(Saint Anthony Falls Project)	5.75	2/1/27	1,000,000	653,310
Minneapolis and Saint Paul
Housing and Redevelopment
Authority, Health Care Facility
Revenue (HealthPartners
Obligated Group Project)	6.00	12/1/18	1,000,000	1,002,320
Minneapolis and Saint Paul
Housing and Redevelopment
Authority, Health Care
Facility Revenue
(HealthPartners
Obligated Group Project)	6.00	12/1/20	2,290,000	2,259,818
Minneapolis and Saint Paul
Metropolitan Airports
Commission, Airport Revenue
(Insured; FGIC)	6.00	1/1/18	3,000,000	3,036,690
Minnesota,
Retirement System Building
Revenue	6.00	6/1/30	1,475,000	1,506,462
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/10	3,850,000 [a]	4,199,310
Minnesota Agricultural and
Economic Development
Board, Health Care
System Revenue (Fairview
Health Care Systems)	6.38	11/15/29	150,000	150,777
Minnesota Agricultural and
Economic Development Board,
Revenue (Evangelical
Lutheran Project)	6.00	2/1/22	1,130,000	1,144,294
Minnesota Agricultural and
Economic Development Board,
Revenue (Evangelical
Lutheran Project)	6.00	2/1/27	1,750,000	1,721,685
Minnesota Higher Education
Facilities Authority, Revenue
(Augsburg College)	5.00	5/1/36	1,500,000	1,231,755

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota (continued)
Minnesota Housing Finance Agency,
Residential Housing Finance
Revenue	5.00	1/1/20	2,865,000	2,905,941
Minnesota Housing Finance Agency,
Residential Housing Finance
Revenue	4.65	7/1/22	2,330,000	2,191,784
Minnesota Housing Finance Agency,
Residential Housing Finance
Revenue	4.85	7/1/31	2,000,000	1,791,100
Minnesota Housing Finance Agency,
Residential Housing Finance
Revenue	5.00	1/1/37	785,000	767,683
Minnesota Housing Finance Agency,
Residential Housing Finance
Revenue	5.10	7/1/38	2,000,000	1,827,540
Minnesota Housing Finance Agency,
SFMR	5.80	1/1/19	740,000	756,569
Minnesota Housing Finance Agency,
SFMR (Insured; MBIA, Inc.)	5.45	1/1/22	420,000	436,943
Minnesota Municipal Power Agency,
Electric Revenue	5.00	10/1/35	1,500,000	1,486,905
Minnesota Municipal Power Agency,
Electric Revenue	5.00	10/1/37	2,000,000	1,975,980
Northfield,
HR	6.00	11/1/11	2,000,000 [a]	2,221,040
Northfield,
HR	5.38	11/1/31	2,240,000	1,804,723
Ramsey,
LR (Pact Charter School Project)	6.75	12/1/33	1,000,000	778,600
Rosemount-Apple Valley-Eagan
Independent School District
Number 196 (Minnesota School
District Credit Enhancement
Program) (Insured; MBIA, Inc.)	0.00	4/1/14	2,960,000 [b]	2,614,361
Saint Cloud Housing and
Redevelopment Authority,
Revenue (State University
Foundation Project)	5.13	5/1/18	1,500,000	1,578,705
Saint Louis Park,
Health Care Facilities Revenue
(Park Nicollet Health Services)	5.75	7/1/30	1,000,000	983,090

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Minnesota (continued)
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/35	1,500,000		1,100,430
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)
(Insured; ACA)	5.70	11/1/15	1,770,000		1,628,524
Saint Paul Housing and
Redevelopment Authority, MFHR
(Wellington Project)
(Collateralized; FHLMC)	5.10	2/1/24	2,000,000		2,012,160
Saint Paul Housing and
Redevelopment Authority,
Parking Revenue (Block 19
Ramp) (Insured; FSA)	5.25	8/1/23	3,395,000		3,403,657
Saint Paul Housing and
Redevelopment Authority,
Recreational Facility LR
(Jimmy Lee Recreational Center)	5.00	12/1/32	750,000		712,132
Southern Municipal Power Agency,
Power Supply System Revenue
(Insured; MBIA, Inc.)	0.00	1/1/25	4,505,000	[b]	2,172,131
Southern Municipal Power Agency,
Power Supply System Revenue
(Insured; MBIA, Inc.)	0.00	1/1/26	4,625,000	[b]	2,090,778
Todd, Morrison, Cass and Wadena
Counties United Hospital
District, Health Care Facility
Revenue (Lakewood Health
System)	5.00	12/1/21	1,000,000		1,012,640
Washington County Housing and
Redevelopment Authority,
Annual Appropriation Limited
Tax and Gross Revenue
(Insured; MBIA, Inc.)	5.50	2/1/32	2,000,000		2,021,160
Washington County Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)
(Insured; ACA)	5.38	11/15/18	2,215,000		1,862,859

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Minnesota (continued)
Willmar,
HR (Rice Memorial Hospital
Project) (Insured; FSA)	5.00	2/1/32	4,000,000		4,039,200
Winona,
Health Care Facilities Revenue
(Winona Health Obligated Group)	5.15	7/1/31	1,500,000		1,190,805
Winona,
Health Care Facilities Revenue
(Winona Health Obligated Group)	6.00	7/1/34	2,500,000		2,192,475
U.S. Related—1.5%
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	2,000,000		1,860,280
Total Long-Term Municipal Investments
(cost $112,266,768)					114,356,932

Short-Term Municipal
Investments—5.1%

Minnesota;
Minneapolis,
Revenue (Guthrie Theater on
the River Project)
(LOC; Wells Fargo Bank)	0.45	5/7/09	70,000	[c]	70,000
Minneapolis,
Revenue (Minnehaha Academy
Project) (LOC; Firstar Bank NA)	0.45	5/1/09	4,000,000	[c]	4,000,000
Saint Paul Housing and
Redevelopment Authority,
Revenue (Minnesota Public
Radio Partnership Project)
(LOC; Allied Irish Banks)	1.25	5/1/09	2,120,000	[c]	2,120,000
Total Short-Term Municipal Investments
(cost $6,190,000)					6,190,000

Total Investments (cost $118,456,768)			98.7%		120,546,932
Cash and Receivables (Net)			1.3%		1,586,823
Net Assets			100.0%		122,133,755

a	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Security issued with a zero coupon. Income is recognized through the accretion of discount.

c	Variable rate demand note—rate shown is the interest rate in effect at April 30, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

14

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	24.1
AA		Aa		AA	35.9
A		A		A	19.2
BBB		Baa		BBB	8.9
BB		Ba		BB	2.5
F1		MIG1/P1		SP1/A1	1.8
Not Rated[d]		Not Rated[d]		Not Rated[d]	7.6
					100.0

† Based on total investments.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		118,456,768	120,546,932
Interest receivable			1,764,499
Receivable for shares of Beneficial Interest subscribed			60,369
Prepaid expenses			13,089
			122,384,889
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			101,846
Cash overdraft due to Custodian			40,222
Payable for shares of Beneficial Interest redeemed			72,744
Accrued expenses			36,322
			251,134
Net Assets ($)			122,133,755
Composition of Net Assets ($):
Paid-in capital			120,436,281
Accumulated net realized gain (loss) on investments			(392,690)
Accumulated net unrealized appreciation
(depreciation) on investments			2,090,164
Net Assets ($)			122,133,755

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	114,356,536	1,719,890	6,057,329
Shares Outstanding	7,793,288	117,022	412,142
Net Asset Value Per Share ($)	14.67	14.70	14.70

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Year Ended April 30, 2009

Investment Income ($):
Interest Income	6,197,681
Expenses:
Management fee—Note 3(a)	639,590
Shareholder servicing costs—Note 3(c)	357,598
Distribution fees—Note 3(b)	53,494
Professional fees	49,189
Registration fees	23,266
Interest and expense related to
floating rates notes issued—Note 4	17,979
Custodian fees—Note 3(c)	17,700
Prospectus and shareholders’ reports	9,307
Trustees’ fees and expenses—Note 3(d)	5,963
Loan commitment fees—Note 2	1,864
Interest expense—Note 2	46
Miscellaneous	24,292
Total Expenses	1,200,288
Less—reduction in fees due to
earnings credits—Note 1(b)	(5,516)
Net Expenses	1,194,772
Investment Income—Net	5,002,909
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(288,856)
Net unrealized appreciation (depreciation) on investments	(1,413,249)
Net Realized and Unrealized Gain (Loss) on Investments	(1,702,106)
Net Increase in Net Assets Resulting from Operations	3,300,804

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2009	2008

Operations ($):
Investment income—net	5,002,909	4,843,811
Net realized gain (loss) on investments	(288,856)	416,335
Net unrealized appreciation
(depreciation) on investments	(1,413,249)	(3,240,036)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,300,804	2,020,110
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,687,154)	(4,408,935)
Class B Shares	(114,752)	(274,954)
Class C Shares	(182,171)	(159,922)
Net realized gain on investments:
Class A Shares	(479,288)	—
Class B Shares	(10,008)	—
Class C Shares	(22,307)	—
Total Dividends	(5,495,680)	(4,843,811)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	19,491,309	13,512,733
Class B Shares	264,745	218,153
Class C Shares	1,387,909	1,337,384
Dividends reinvested:
Class A Shares	3,904,404	2,976,221
Class B Shares	50,015	79,899
Class C Shares	117,018	63,957
Cost of shares redeemed:
Class A Shares	(12,449,935)	(12,301,035)
Class B Shares	(3,473,025)	(4,155,306)
Class C Shares	(269,117)	(575,397)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	9,023,323	1,156,609
Total Increase (Decrease) in Net Assets	6,828,447	(1,667,092)
Net Assets ($):
Beginning of Period	115,305,308	116,972,400
End of Period	122,133,755	115,305,308

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2009	2008

Capital Share Transactions:
Class Aa
Shares sold	1,345,308	894,942
Shares issued for dividends reinvested	273,982	197,905
Shares redeemed	(871,788)	(816,473)
Net Increase (Decrease) in Shares Outstanding	747,502	276,374
Class Ba
Shares sold	18,736	14,421
Shares issued for dividends reinvested	3,496	5,300
Shares redeemed	(241,966)	(275,057)
Net Increase (Decrease) in Shares Outstanding	(219,734)	(255,336)
Class C
Shares sold	98,153	88,434
Shares issued for dividends reinvested	8,215	4,255
Shares redeemed	(19,061)	(38,097)
Net Increase (Decrease) in Shares Outstanding	87,307	54,592

a	During the period ended April 30, 2009, 67,116 Class B shares representing $982,232 were automatically converted to 67,222 Class A shares and during the period ended April 30, 2008, 46,498 Class B shares representing $704,488 were automatically converted to 46,568 Class A shares.

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.96	15.32	15.17	15.42	15.19
Investment Operations:
Investment income—net[a]	.63	.64	.64	.64	.64
Net realized and unrealized
gain (loss) on investments	(.24)	(.36)	.17	(.25)	.40
Total from Investment Operations	.39	.28	.81	.39	1.04
Distributions:
Dividends from investment income—net	(.62)	(.64)	(.64)	(.64)	(.65)
Dividends from net realized
gain on investments	(.06)	—	(.02)	—	(.16)
Total Distributions	(.68)	(.64)	(.66)	(.64)	(.81)
Net asset value, end of period	14.67	14.96	15.32	15.17	15.42
Total Return (%)[b]	2.89	1.86	5.44	2.58	6.99
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	1.11	1.10	1.08	1.02
Ratio of net expenses
to average net assets	.98[c]	1.10	1.09	1.07	1.01
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.02	.15	.17	.13	.07
Ratio of net investment income to
average net assets	4.35	4.21	4.18	4.19	4.21
Portfolio Turnover Rate	14.21	14.69	5.27	7.24	9.86
Net Assets, end of period ($ x 1,000)	114,357	105,393	103,737	102,510	107,083

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.98	15.35	15.19	15.44	15.22
Investment Operations:
Investment income—net[a]	.54	.56	.56	.56	.56
Net realized and unrealized
gain (loss) on investments	(.21)	(.37)	.18	(.24)	.39
Total from Investment Operations	.33	.19	.74	.32	.95
Distributions:
Dividends from investment income—net	(.55)	(.56)	(.56)	(.57)	(.57)
Dividends from net realized
gain on investments	(.06)	—	(.02)	—	(.16)
Total Distributions	(.61)	(.56)	(.58)	(.57)	(.73)
Net asset value, end of period	14.70	14.98	15.35	15.19	15.44
Total Return (%)[b]	2.41	1.26	4.98	2.06	6.36
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.52	1.62	1.61	1.59	1.53
Ratio of net expenses
to average net assets	1.52[c]	1.61	1.59	1.58	1.52
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.02	.15	.17	.13	.07
Ratio of net investment income
to average net assets	3.83	3.70	3.67	3.68	3.70
Portfolio Turnover Rate	14.21	14.69	5.27	7.24	9.86
Net Assets, end of period ($ x 1,000)	1,720	5,046	9,088	10,420	12,621

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

22

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.98	15.35	15.19	15.44	15.21
Investment Operations:
Investment income—net[a]	.51	.52	.53	.53	.53
Net realized and unrealized
gain (loss) on investments	(.21)	(.37)	.18	(.25)	.39
Total from Investment Operations	.30	.15	.71	.28	.92
Distributions:
Dividends from investment income—net	(.52)	(.52)	(.53)	(.53)	(.53)
Dividends from net realized
gain on investments	(.06)	—	(.02)	—	(.16)
Total Distributions	(.58)	(.52)	(.55)	(.53)	(.69)
Net asset value, end of period	14.70	14.98	15.35	15.19	15.44
Total Return (%)[b]	2.18	1.03	4.72	1.81	6.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.75	1.86	1.85	1.83	1.77
Ratio of net expenses
to average net assets	1.75[c]	1.86[c]	1.84	1.82	1.76
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.02	.15	.17	.13	.07
Ratio of net investment income
to average net assets	3.57	3.44	3.43	3.43	3.45
Portfolio Turnover Rate	14.21	14.69	5.27	7.24	9.86
Net Assets, end of period ($ x 1,000)	6,057	4,867	4,148	4,398	4,542

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers nine series including the Dreyfus Minnesota Fund (the "fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, State income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the Trust from “Dreyfus Premier State Municipal Bond Fund” to “Dreyfus State Municipal Bond Funds”, and the name of the fund from “Minnesota Series” to "Dreyfus Minnesota Fund".

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to

24

and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	—	120,546,932	—	120,546,932
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have

26

Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $22,053, and unrealized appreciation $2,108,996. In addition, the fund had $411,522 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2009 and April 30, 2008 were as follows: tax exempt income $4,981,525 and $4,843,811, ordinary income $45,652 and $0, and long-term capital gains $468,503 and $0, respectively.

During the period ended April 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization

28

adjustments and dividend reclassification,the fund decreased accumulated undistributed investment income-net by $18,832, increased accumulated net realized gain (loss) on investments by $16,280 and increased paid-in capital by $2,552. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million unsecured credit facility led by Citibank, N.A. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility with Citibank,N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended April 30, 2009 was approximately $2,800, with a related weighted average annualized interest rate of 1.66%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2009, the Distributor retained $5,155 from commissions earned on sales of the fund’s Class A shares and $7,972 and $16 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2009, Class B and Class C shares were charged $15,046 and $38,448, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class B and Class C shares were charged $270,384, $7,523 and $12,816, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $36,078 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $2,641 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

30

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $17,700 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $4,976 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $54,633, Rule 12b-1 distribution plan fees $4,287, shareholder services plan fees $24,833, custodian fees $8,489, chief compliance officer fees $2,793 and transfer agency per account fees $6,811.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $15,874,304 and $18,116,166, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. At April 30, 2009, there were no floating rate notes outstanding.

The average daily amount of borrowings outstanding under the inverse floater structure during the period ended April 30, 2009, was approximately $833,000, with a related weighted average annualized interest rate of 2.16%.

At April 30, 2009, the cost of investments for federal income tax purposes was $118,437,936; accordingly, accumulated net unrealized appreciation on investments was $2,108,996, consisting of $6,321,984 gross unrealized appreciation and $4,212,988 gross unrealized depreciation.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund (formerly, Dreyfus Premier State Municipal Bond Fund, Minnesota Series) (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund at April 30,2009,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2009:

— all the dividends paid from investment income-net are “exempt-
interest dividends” (not generally subject to regular federal and, for individuals who are Minnesota residents, Minnesota personal
income taxes), and
— the fund hereby designates $.0574 per share as a long-term capital gain distribution and $.0056 per share as a short-term capital gain distribution paid on December 11, 2008.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both of which will be mailed by early 2010.

34

NOTES

Dreyfus State Municipal Bond Funds, Dreyfus North Carolina Fund

ANNUAL REPORT April 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statement of Changes in Net Assets

19	Financial Highlights

22	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Important Tax Information

33	Board Members Information

36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus State Municipal Bond Funds, Dreyfus North Carolina Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus North Carolina Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2008, through April 30, 2009.

Both the municipal and taxable fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S.Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries.

These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2008, through April 30, 2009, as provided by James Welch, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2009, the Class A, Class B and Class C shares of Dreyfus North Carolina Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 1.63%, 1.04% and 0.85%, respectively.1 The fund’s benchmark, the Barclays Capital Municipal Bond Index, produced a total return of 3.11% for the same period.2 In addition, the fund is reported in the Lipper North Carolina Municipal Debt Funds category,and the average total return for all funds reported in this Lipper category was –1.26% for the reporting period.3

Municipal bonds suffered bouts of heightened volatility over much of the reporting period, but a market rally in 2009 buoyed market averages. The fund produced higher returns than its Lipper category average but produced lower returns than its benchmark, primarily due to weakness among lower-rated holdings during the market downturn.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and North Carolina state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from North Carolina state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to“discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Financial Crisis and Recession Sparked Heightened Volatility

An intensifying credit crisis and recession roiled most financial markets, including municipal bonds, over much of the reporting period. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the 1930s, putting fiscal pressure on most states and municipalities, including North Carolina. Meanwhile, an ongoing credit crunch escalated in September 2008 into a global financial crisis that punished a number of large financial institutions, including major municipal bond insurers and dealers. These developments sparked a “flight to quality” in which investors fled riskier assets in favor of U.S.Treasury securities.

In this tumultuous environment, yield differences between municipal bonds and comparable Treasuries moved toward historically wide levels as deleveraging among institutional investors resulted in widespread selling pressure even for creditworthy securities. Indeed, at times during the reporting period, tax-exempt municipal bonds offered higher nominal yields than taxable U.S.Treasury securities with comparable maturities. A market rally in the reporting period’s final months, stemming in part from massive interventions into the financial crisis by U.S. government and monetary authorities, helped the market erase its previous losses. Overall, higher-quality municipal bonds fared better than their lower-rated counterparts.

Defensive Strategies Cushioned Losses but Limited Gains

We adopted a more defensive investment posture in order to cushion losses during the downturn, gradually reducing the fund’s positions in

4

municipal bonds rated BBB or lower in favor of higher-rated general obligation bonds and essential-purpose revenue bonds from fiscally sound North Carolina issuers. However, the fund’s corporate-backed holdings, including municipal bonds secured by North Carolina’s settlement of litigation with U.S. tobacco companies, lagged market averages, weighing on the fund’s relative performance.

In addition, we established generally defensive interest-rate strategies over most of the reporting period, including a relatively short average duration.We also positioned the fund to capture the benefits of wider-than-average yield differences along the market’s maturity spectrum. We focused mainly on bonds in the 20-year maturity range, which provided much of the yield of longer-term bonds but in our opinion entailed less risk should inflation eventually accelerate as a result of massive government borrowing and spending.

Maintaining a Cautious Investment Posture

Although we recently have seen evidence of market stabilization and a return to a focus on fundamentals among investors, the U.S. economy has remained weak, and North Carolina has continued to encounter budget pressures. Consequently, we have maintained a relatively defensive investment posture, including strategies to manage risks through careful credit analysis.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares.
Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-North Carolina residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus North Carolina Fund Class A shares, Class B shares and Class C shares and the Barclays Capital Municipal Bond Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus North Carolina Fund on 4/30/99 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund invests primarily in North Carolina municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is not limited to investments principally in North Carolina municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/09

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)	–2.95%	2.50%	3.40%
without sales charge	1.63%	3.45%	3.88%
Class B shares
with applicable redemption charge †	–2.85%	2.55%	3.56%
without redemption	1.04%	2.90%	3.56%
Class C shares
with applicable redemption charge ††	–0.13%	2.68%	3.10%
without redemption	0.85%	2.68%	3.10%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus North Carolina Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Class A	Class B	Class C

Expenses paid per $1,000†	$ 5.41	$ 8.26	$ 9.33
Ending value (after expenses)	$1,059.80	$1,056.90	$1,056.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class B	Class C

Expenses paid per $1,000†	$ 5.31	$ 8.10	$ 9.15
Ending value (after expenses)	$1,019.54	$1,016.76	$1,015.72

† Expenses are equal to the fund’s annualized expense ratio of 1.06% for Class A, 1.62% for Class B and 1.83%
for Class C; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

April 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.5%	Rate (%)	Date	Amount ($)		Value ($)

North Carolina—83.7%
Appalachian State University,
Housing and Student Center
System Revenue (Insured; FSA)	5.60	7/15/10	1,000,000	[a]	1,071,010
Cabarrus County,
COP (Installment
Financing Contract)	5.50	4/1/14	2,000,000		2,153,200
Charlotte,
Airport Revenue
(Insured; MBIA, Inc.)	5.75	7/1/09	1,500,000	[a]	1,528,620
Charlotte,
GO	5.00	7/1/21	1,525,000		1,602,104
Charlotte,
GO	5.00	7/1/22	2,110,000		2,207,292
Charlotte,
Storm Water Fee Revenue	6.00	6/1/10	2,000,000	[a]	2,138,600
Charlotte,
Storm Water Fee Revenue	5.25	6/1/20	1,000,000		1,079,840
Charlotte,
Water and Sewer System Revenue	4.63	7/1/36	1,000,000		1,000,240
Charlotte-Mecklenburg Hospital
Authority, Health Care Revenue
(Carolinas HealthCare System)	5.00	1/15/39	1,000,000		981,710
Durham,
Water and Sewer Utility
System Revenue	5.25	6/1/21	1,620,000		1,903,516
Durham County,
GO Public Improvement Bonds	5.00	6/1/18	1,000,000		1,143,880
Iredell County,
COP (Iredell County School
Projects) (Insured; AMBAC)	5.00	6/1/26	1,000,000		1,031,850
Johnston County,
GO (Insured; MBIA, Inc.)	4.50	2/1/25	1,250,000		1,289,513
Monroe,
COP (Installment Financing
Agreement) (Insured;
Assured Guaranty)	5.50	3/1/39	1,000,000		1,018,170
New Hanover County,
GO Public Improvement Bonds	5.75	11/1/10	1,700,000	[a]	1,863,336

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

North Carolina (continued)
North Carolina,
Capital Improvement Limited
Obligation Bonds	5.00	5/1/28	1,000,000		1,048,960
North Carolina Capital Facilities
Finance Agency, Revenue (Duke
University Project)	5.13	10/1/12	1,000,000	[a]	1,128,410
North Carolina Capital Facilities
Finance Agency, Revenue (Duke
University Project)	5.00	10/1/38	1,005,000		1,034,276
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; ACA)	6.00	1/1/22	1,000,000		1,044,170
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; ACA)	6.75	1/1/26	3,000,000		3,033,960
North Carolina Housing Finance
Agency, Single Family Revenue	6.50	9/1/26	715,000		741,491
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (DePaul Community
Facilities Project)	7.63	11/1/09	2,005,000	[a]	2,111,405
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (Pennybyrn at
Maryfield Project)	6.13	10/1/35	1,000,000		649,250
North Carolina Medical Care
Commission, Health Care
Facilities Revenue (Cleveland
County HealthCare System
Project) (Insured; AMBAC)	5.25	7/1/19	1,135,000		1,103,141
North Carolina Medical Care
Commission, Health Care Facilities
Revenue (University Health
Systems of Eastern Carolina)	6.25	12/1/33	1,750,000		1,852,025
North Carolina Medical Care
Commission, HR (NorthEast
Medical Center Project)
(Insured; AMBAC)	5.50	11/1/10	1,000,000	[a]	1,074,890

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

North Carolina (continued)
North Carolina Medical Care
Commission, HR (NorthEast
Medical Center Project)
(Insured; AMBAC)	5.50	11/1/10	2,000,000	[a]	2,149,780
North Carolina Medical Care
Commission, HR (Southeastern
Regional Medical Center)	6.25	6/1/29	2,000,000		1,966,200
North Carolina Medical Care
Commission, HR (Wilson
Memorial Hospital Project)
(Insured; AMBAC)	0.00	11/1/16	3,055,000	[b]	2,264,335
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (Cypress Glen
Retirement Community)	6.00	10/1/33	1,000,000		653,900
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (Givens Estates Project)	6.50	7/1/13	1,000,000	[a]	1,201,030
North Carolina Medical Care
Commission, Revenue (North
Carolina Housing Foundation,
Inc.) (Insured; ACA)	6.63	8/15/30	3,250,000		2,381,307
Oak Island,
Enterprise System Revenue
(Insured; Assured Guaranty)	6.00	6/1/34	1,000,000		1,037,470
Orange County,
COP (Orange County Public
Improvement Projects)
(Insured; AMBAC)	4.50	4/1/25	500,000		500,515
Orange County,
COP (Orange County Public
Improvement Projects)
(Insured; AMBAC)	4.50	4/1/26	500,000		494,730
Orange Water and Sewer Authority,
Water and Sewer System Revenue	5.00	7/1/31	1,000,000		1,030,290
Raleigh,
Combined Enterprise
System Revenue	5.00	3/1/31	1,175,000		1,214,057

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

North Carolina (continued)
Wilkes County,
COP (Insured; MBIA, Inc.)	4.50	6/1/26	1,000,000		950,470
Winston Salem,
COP	4.75	6/1/31	1,000,000		910,680
U.S. Related—13.8%
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	1,000,000		799,530
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/16	605,000	[a]	722,987
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; FGIC)	5.50	7/1/29	1,315,000		1,162,868
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	1,000,000		930,140
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FGIC)	5.00	7/1/15	1,000,000	[a]	1,167,910
Puerto Rico Public Finance
Corporation (Commonwealth
Appropriation Bonds)
(Insured; MBIA, Inc.)	5.38	8/1/11	3,000,000	[a]	3,257,760
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Matching Fund Loan
Notes (Subordinated
Lien/Capital Program)	5.88	10/1/18	850,000		764,983

Total Investments (cost $61,666,568)			97.5%		62,395,801
Cash and Receivables (Net)			2.5%		1,584,755
Net Assets			100.0%		63,980,556

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.

12

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	44.1
AA		Aa		AA	22.2
A		A		A	13.4
BBB		Baa		BBB	6.5
BB		Ba		BB	1.3
Not Rated[c]		Not Rated[c]		Not Rated[c]	12.5
					100.0

† Based on total investments.
c Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements

14

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	61,666,568	62,395,801
Cash		606,430
Interest receivable		1,033,624
Receivable for shares of Beneficial Interest subscribed		58,780
Prepaid expenses		14,267
		64,108,902
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		58,302
Payable for shares of Beneficial Interest redeemed		30,797
Accrued expenses		39,247
		128,346
Net Assets ($)		63,980,556
Composition of Net Assets ($):
Paid-in capital		63,490,497
Accumulated net realized gain (loss) on investments		(239,174)
Accumulated net unrealized appreciation
(depreciation) on investments		729,233
Net Assets ($)		63,980,556

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	59,845,727	972,780	3,162,049
Shares Outstanding	4,523,485	73,573	238,910
Net Asset Value Per Share ($)	13.23	13.22	13.24

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended April 30, 2009

Investment Income ($):
Interest Income	3,280,386
Expenses:
Management fee—Note 3(a)	342,910
Shareholder servicing costs—Note 3(c)	195,797
Auditing fees	42,876
Distribution fees—Note 3(b)	25,683
Registration fees	22,302
Custodian fees—Note 3(c)	12,626
Prospectus and shareholders’ reports	7,376
Trustees’ fees and expenses—Note 3(d)	3,542
Legal fees	3,276
Loan commitment fees—Note 2	1,006
Miscellaneous	24,004
Total Expenses	681,398
Less—reduction in fees due to
earnings credits—Note 1(b)	(3,387)
Net Expenses	678,011
Investment Income—Net	2,602,375
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(220,398)
Net unrealized appreciation (depreciation) on investments	(1,458,318)
Net Realized and Unrealized Gain (Loss) on Investments	(1,678,716)
Net Increase in Net Assets Resulting from Operations	923,659

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2009	2008

Operations ($):
Investment income—net	2,602,375	2,610,228
Net realized gain (loss) on investments	(220,398)	(19,587)
Net unrealized appreciation
(depreciation) on investments	(1,458,318)	(1,355,963)
Net Increase (Decrease) in Net Assets
Resulting from Operations	923,659	1,234,678
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,463,298)	(2,418,297)
Class B Shares	(55,408)	(136,982)
Class C Shares	(82,627)	(54,949)
Net realized gain on investments:
Class A Shares	—	(84,252)
Class B Shares	—	(5,019)
Class C Shares	—	(2,314)
Total Dividends	(2,601,333)	(2,701,813)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	9,457,543	6,610,663
Class B Shares	39,452	57,246
Class C Shares	1,356,633	615,534
Dividends reinvested:
Class A Shares	1,579,942	1,531,337
Class B Shares	38,212	78,314
Class C Shares	50,120	29,138
Cost of shares redeemed:
Class A Shares	(7,701,285)	(9,271,618)
Class B Shares	(1,623,447)	(2,803,051)
Class C Shares	(128,189)	(264,328)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	3,068,981	(3,416,765)
Total Increase (Decrease) in Net Assets	1,391,307	(4,883,900)
Net Assets ($):
Beginning of Period	62,589,249	67,473,149
End of Period	63,980,556	62,589,249

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2009	2008

Capital Share Transactions:
Class Aa
Shares sold	717,854	482,097
Shares issued for dividends reinvested	120,251	112,181
Shares redeemed	(590,143)	(677,936)
Net Increase (Decrease) in Shares Outstanding	247,962	(83,658)
Class Ba
Shares sold	3,075	4,186
Shares issued for dividends reinvested	2,901	5,738
Shares redeemed	(122,270)	(204,163)
Net Increase (Decrease) in Shares Outstanding	(116,294)	(194,239)
Class C
Shares sold	103,014	44,766
Shares issued for dividends reinvested	3,819	2,135
Shares redeemed	(9,882)	(19,332)
Net Increase (Decrease) in Shares Outstanding	96,951	27,569

a During the period ended April 30, 2009, 76,104 Class B shares representing $1,010,611 were automatically converted to 76,045 Class A shares and during the period ended April 30, 2008, 119,072 Class B shares representing $1,636,268, were automatically converted to 118,942 Class A shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	13.58	13.89	13.76	14.04	13.71
Investment Operations:
Investment income—net[a]	.56	.57	.56	.56	.53
Net realized and unrealized
gain (loss) on investments	(.35)	(.29)	.16	(.28)	.33
Total from Investment Operations	.21	.28	.72	.28	.86
Distributions:
Dividends from investment income—net	(.56)	(.57)	(.57)	(.56)	(.53)
Dividends from net realized
gain on investments	—	(.02)	(.02)	—	—
Total Distributions	(.56)	(.59)	(.59)	(.56)	(.53)
Net asset value, end of period	13.23	13.58	13.89	13.76	14.04
Total Return (%)[b]	1.63	2.05	5.31	2.01	6.36
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.00	.99	.99	.98
Ratio of net expenses
to average net assets	1.04	.99	.99	.99	.98[c]
Ratio of net investment income
to average net assets	4.22	4.13	4.07	4.01	3.79
Portfolio Turnover Rate	12.88	—	20.35	37.61	38.85
Net Assets, end of period ($ x 1,000)	59,846	58,083	60,553	60,682	62,461

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	13.57	13.88	13.75	14.03	13.70
Investment Operations:
Investment income—net[a]	.46	.48	.49	.48	.45
Net realized and unrealized
gain (loss) on investments	(.33)	(.28)	.15	(.27)	.34
Total from Investment Operations	.13	.20	.64	.21	.79
Distributions:
Dividends from investment income—net	(.48)	(.49)	(.49)	(.49)	(.46)
Dividends from net realized
gain on investments	—	(.02)	(.02)	—	—
Total Distributions	(.48)	(.51)	(.51)	(.49)	(.46)
Net asset value, end of period	13.22	13.57	13.88	13.75	14.03
Total Return (%)[b]	1.04	1.48	4.76	1.49	5.82
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.61	1.56	1.51	1.51	1.49
Ratio of net expenses
to average net assets	1.60	1.54	1.51	1.51	1.49[c]
Ratio of net investment income
to average net assets	3.64	3.58	3.56	3.49	3.28
Portfolio Turnover Rate	12.88	—	20.35	37.61	38.85
Net Assets, end of period ($ x 1,000)	973	2,577	5,330	7,430	10,366
a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

20

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	13.59	13.90	13.77	14.05	13.71
Investment Operations:
Investment income—net[a]	.45	.46	.46	.45	.42
Net realized and unrealized
gain (loss) on investments	(.35)	(.29)	.15	(.28)	.34
Total from Investment Operations	.10	.17	.61	.17	.76
Distributions:
Dividends from investment income—net	(.45)	(.46)	(.46)	(.45)	(.42)
Dividends from net realized
gain on investments	—	(.02)	(.02)	—	—
Total Distributions	(.45)	(.48)	(.48)	(.45)	(.42)
Net asset value, end of period	13.24	13.59	13.90	13.77	14.05
Total Return (%)[b]	.85	1.24	4.51	1.25	5.64
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.82	1.79	1.76	1.75	1.73
Ratio of net expenses
to average net assets	1.81	1.77	1.76	1.75	1.73[c]
Ratio of net investment income
to average net assets	3.43	3.33	3.31	3.25	3.04
Portfolio Turnover Rate	12.88	—	20.35	37.61	38.85
Net Assets, end of period ($ x 1,000)	3,162	1,929	1,590	1,678	2,287

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series, including the Dreyfus North Carolina Fund (the “fund”). The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the Trust from “Dreyfus Premier State Municipal Bond Fund” to “Dreyfus State Municipal Bond Funds”, and the name of the fund from “North Carolina Series” to “Dreyfus North Carolina Fund”.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of pur-

22

chase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the secu-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

rities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	—	62,395,801	—	62,395,801
Other Financial
Instruments+	—	—	—	—
Liabilities ($)
Other Financial
Instruments+	—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

24

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $14,034, accumulated capital losses $159,002 and unrealized appreciation $730,029. In addition, the fund had $80,968 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

26

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2009. If not applied, $7,970 of the carryover expires in fiscal 2016 and $151,032 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2009 and April 30, 2008 were as follows: tax exempt income $2,601,149 and $2,610,228, ordinary income $184 and $0 and long-term capital gains $0 and $91,585, respectively.

During the period ended April 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $1,042, increased accumulated net realized gain (loss) on investments by $811 and increased paid-in-capital by $231. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million unsecured credit facility led by Citibank, N.A. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility with Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. During the period ended April 30, 2009, the fund did not borrow under the Facilities.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2009, the Distributor retained $5,995 from commissions earned on sales of the fund’s Class A shares, and $4,857 and $220 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2009, Class B and Class C shares were charged $7,625 and $18,058, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class B and Class C shares were charged $146,037, $3,812 and $6,019, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for provid-

28

ing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $26,220 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $1,831 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $12,626 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $4,976 for services performed by the Chief Compliance Officer.

The components of “Due to the Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $28,608, Rule 12b-1 distribution plan fees $2,266, shareholder services plan fees $13,004, custodian fees $5,754, chief compliance officer fees $2,793 and transfer agency per account fees $5,877.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $10,759,732 and $7,701,651, respectively.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2009, the cost of investments for federal income tax purposes was $61,665,772; accordingly, accumulated net unrealized appreciation on investments was $730,029, consisting of $3,095,309 gross unrealized appreciation and $2,365,280 gross unrealized depreciation.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus North Carolina Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus North Carolina Fund (formerly, Dreyfus Premier State Municipal Bond Fund, North Carolina Series) (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus North Carolina Fund at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 23, 2009

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2009 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are North Carolina residents, North Carolina personal income taxes) except $184 that is being designated as an ordinary income distribution for reporting purposes.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both of which will be mailed by early 2010.

32

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172
———————
Clifford L. Alexander, Jr. (75)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 52
———————
David W. Burke (73)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 88
———————
Peggy C. Davis (66)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 55

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (69)
Board Member (2007)
Principal Occupation During Past 5Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 22
———————
Ernest Kafka (76)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 22
———————
Nathan Leventhal (66)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 36
———————
Daniel Rose (79)
Board Member (2007)
Principal Occupation During Past 5Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 36

34

Warren B. Rudman (78)
Board Member (2007)
Principal Occupation During Past 5Years:
• Co-Chairman, Stonebridge International LLC
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

36

The Fund 37

Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund

ANNUAL REPORT April 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

17	Statement of Assets and Liabilities

18	Statement of Operations

19	Statement of Changes in Net Assets

21	Financial Highlights

24	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Important Tax Information

35	Board Members Information

38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Ohio Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2008, through April 30, 2009.

Both the municipal and taxable fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S. Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries.

These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2008, through April 30, 2009, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2009, the Class A, Class B and Class C shares of Dreyfus Ohio Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of –1.00%, –1.66% and –1.82%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index, the fund’s benchmark, produced a total return of 3.11% for the same period.2 In addition, the fund is reported in the Lipper Ohio Municipal Debt Funds category,and the average total return for all funds reported in this Lipper category was –0.25% for the same period.3

A financial crisis and economic slowdown produced heightened market volatility over much of the reporting period, but a strong market rally in 2009 erased earlier losses.The fund’s returns lagged its benchmark and Lipper category average, primarily due to weakness among lower-rated municipal bonds during the downturn.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Ohio state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Ohio state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential.When selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to“discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Municipal Bonds: Caught in the Credit Crisis

An intensifying credit crisis and a severe recession roiled most financial markets, including municipal bonds, during the reporting period. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the 1930s, putting pressure on the fiscal conditions of most states and municipalities. Ohio was particularly hard-hit by the downturn, which exacerbated the struggles of suppliers to the U.S. automobile industry. Meanwhile, an ongoing credit crunch escalated into a global financial crisis that punished a number of large financial institutions, including major municipal bond insurers and dealers.

Market volatility was especially severe over the fourth quarter of 2008, after the bankruptcy of investment bank Lehman Brothers sent shock-waves through the global banking system. Municipal bonds regained a portion of their previous losses during the opening months of 2009, as monetary and government authorities staged massive interventions to shore up the credit markets, a federal economic stimulus program sent billions in aid to the states, and investors took advantage of attractive values among bonds from fundamentally sound issuers. Higher-quality municipal bonds generally fared better than lower-rated securities in the tumultuous reporting period.

Lower-Quality Securities Dampened Fund Performance

The fund’s holdings of higher-yielding, lower-rated municipal bonds performed relatively poorly as investors engaged in a flight to quality

4

in the midst of the economic downturn and financial crisis.While we gradually reduced the fund’s holdings of lower rated bonds whenever opportunities at reasonable prices arose, challenging liquidity conditions limited our ability to do so. When making new purchases, we emphasized high-quality, relatively liquid bonds from Ohio issuers.

In addition, we generally maintained the fund’s average maturity in a range that was slightly longer than industry averages.This positioning helped the fund participate more fully in the benefits of declining interest rates.

Staying Cautious in a Volatile Market

As of the reporting period’s end, the U.S. and Ohio economies have remained weak, and uncertainty regarding the future of Ohio’s manufacturing base has persisted. Consequently, we intend to maintain the fund’s defensive posture over the near term, including efforts to reduce the fund’s exposure to lower-rated securities. Over the longer term, however, we believe that attractive valuations, competitive income streams and the likelihood of rising taxes make high yield municipal bonds an attractive asset class.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Ohio residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund Class A shares, Class B shares and Class C shares and the Barclays Capital Municipal Bond Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund on 4/30/99 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Ohio municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Ohio municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/09

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)	–5.42%	1.73%	2.99%
without sales charge	–1.00%	2.68%	3.46%
Class B shares
with applicable redemption charge †	–5.43%	1.79%	3.14%
without redemption	–1.66%	2.13%	3.14%
Class C shares
with applicable redemption charge ††	–2.76%	1.90%	2.68%
without redemption	–1.82%	1.90%	2.68%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Class A	Class B	Class C

Expenses paid per $1,000†	$ 5.31	$ 8.20	$ 9.17
Ending value (after expenses)	$1,058.40	$1,055.30	$1,054.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class B	Class C

Expenses paid per $1,000†	$ 5.21	$ 8.05	$ 9.00
Ending value (after expenses)	$1,019.64	$1,016.81	$1,015.87

† Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.61% for Class B, and 1.80%
for Class C; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

April 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments—101.2%	Rate (%)	Date	Amount ($)	Value ($)

Ohio—91.3%
Akron,
GO	6.00	12/1/12	1,380,000	1,606,789
Akron,
GO (Insured; MBIA, Inc.)	5.50	12/1/20	1,460,000	1,518,239
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/16	1,000,000	960,410
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/21	730,000	655,606
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/25	500,000	422,770
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/30	400,000	311,200
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/35	1,000,000	738,180
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.88	6/1/47	5,000,000	2,808,850
Cincinnati,
EDR (Baldwin 300 Project)	5.00	11/1/28	2,565,000	2,635,307
Cincinnati,
Water System Revenue	5.00	12/1/32	460,000	471,928
Cincinnati City School District,
GO School Improvement Bonds
(Insured; MBIA, Inc.)	5.38	12/1/11	6,560,000 [a]	7,268,611
Cincinnati State Technical and
Community College, General
Receipts Bonds (Insured; AMBAC)	5.25	10/1/22	2,375,000	2,321,254
Clermont County,
Hospital Facilities Revenue
(Mercy Health System)
(Insured; AMBAC)	5.63	9/1/16	4,250,000	4,250,000
Cleveland,
Waterworks Revenue
(Insured; MBIA, Inc.)	5.50	1/1/21	8,000,000	8,880,880

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Ohio (continued)
Cleveland-Cuyahoga County
Port Authority, Senior
Special Assessment/Tax
Increment Revenue
(University Heights—Public
Parking Garage Project)	7.00	12/1/18	2,200,000		2,120,470
Cleveland-Cuyahoga County Port
Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights—
Public Parking Garage Project)	7.35	12/1/31	3,655,000		3,204,631
Cuyahoga County,
Hospital Facilities Revenue
(UHHS/CSAHS-Cuyahoga, Inc. and
CSAHS/UHHS-Canton, Inc. Project)	7.50	1/1/30	6,250,000		6,197,250
Fairfield City School District,
GO School Improvement Bonds
(Insured; FGIC)	5.38	12/1/19	1,860,000		1,967,173
Fairfield City School District,
GO School Improvement Bonds
(Insured; FGIC)	5.38	12/1/20	1,400,000		1,480,668
Franklin County,
HR (Holy Cross Health System
Corporation)	5.80	6/1/16	260,000		260,338
Hamilton County,
EDR (King Highland Community
Urban Redevelopment
Corporation—University of
Cincinnati, Lessee, Project)
(Insured; MBIA, Inc.)	5.00	6/1/33	2,000,000		1,939,980
Hamilton County,
Sales Tax Revenue
(Insured; AMBAC)	0.00	12/1/27	17,940,000	[b]	6,000,751
Hamilton County,
Sewer System Revenue
(Insured; MBIA, Inc.)	5.25	12/1/11	1,000,000	[a]	1,104,840
Highland Local School District,
GO School Improvement Bonds
(Insured; FSA)	5.75	12/1/11	2,020,000	[a]	2,257,451
Hilliard City School District,
GO School Improvement Bonds
(Insured; FGIC)	0.00	12/1/13	1,655,000	[b]	1,447,082

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Ohio (continued)
Hilliard City School District,
GO School Improvement Bonds
(Insured; FGIC)	0.00	12/1/14	1,655,000	[b]	1,382,024
Lebanon City School District,
GO (School Facilities
Construction and Improvement)
(Insured; FSA)	5.50	12/1/11	4,050,000	[a]	4,500,319
Mason City School District,
GO Unlimited Tax Bonds
(Insured; FSA)	5.25	12/1/31	5,000,000		5,505,550
Massillon City School District,
GO (Various Purpose Improvement)
(Insured; MBIA, Inc.)	5.00	12/1/25	1,150,000		1,169,182
Milford Exempt Village School
District, GO School Improvement
Bonds (Insured; FSA)	6.00	12/1/11	1,910,000	[a]	2,143,001
Montgomery County,
Revenue (Miami Valley Hospital)	6.25	11/15/33	2,500,000		2,543,125
New Albany Community Authority,
Community Facilities Revenue
(Insured; AMBAC)	5.20	10/1/24	2,000,000		2,029,740
Ohio,
GO (Insured; FSA)	5.00	3/15/20	15,520,000	[c,d]	16,416,125
Ohio,
PCR (Standard Oil Company
Project) (Guaranteed; British
Petroleum Company PLC)	6.75	12/1/15	2,700,000		3,167,181
Ohio Higher Educational Facility
Commission, Higher Educational
Facility Revenue (Xavier University
Project) (Insured; FGIC)	5.00	5/1/13	2,000,000	[a]	2,248,400
Ohio State University,
General Receipts Bonds	5.25	6/1/23	2,625,000		2,778,930
Ohio Turnpike Commission,
Turnpike Revenue, Highway
Improvements	5.50	2/15/26	7,700,000		7,861,161
Port of Greater Cincinnati
Development Authority, Special
Obligation Development Revenue
(Cooperative Public Parking
and Infrastructure Project)	6.30	2/15/24	2,215,000		1,747,724

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Ohio (continued)
Port of Greater Cincinnati
Development Authority, Special
Obligation Development Revenue
(Cooperative Public Parking
and Infrastructure Project)	6.40	2/15/34	2,500,000		1,784,050
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.50	2/1/25	2,145,000		1,592,384
Richland County,
GO (Correctional Facilities Bonds)
(Insured; Assured Guaranty)	6.00	12/1/28	400,000		434,276
Strongsville,
GO Library Improvement Bonds
(Insured; FGIC)	5.50	12/1/20	1,700,000		1,803,207
Summit County,
GO (Insured; FGIC)	6.50	12/1/10	2,000,000	[a]	2,201,680
Summit County Port Authority,
Development Revenue
(Bond Fund Program-Twinsburg
Township Project)	5.13	5/15/25	660,000		469,115
Summit County Port Authority,
Revenue (Civic Theatre
Project) (Insured; AMBAC)	5.50	12/1/26	1,000,000		1,003,050
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund—
Midwest Terminals Project)	6.00	11/15/27	1,765,000		1,333,369
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund—
Toledo Express Airport Project)	6.38	11/15/32	2,425,000		1,817,877
University of Cincinnati, General
Receipts Bonds (Insured; FGIC)	5.75	6/1/11	2,165,000	[a]	2,393,711
University of Cincinnati,
General Receipts Bonds
(Insured; FGIC)	5.75	6/1/11	1,500,000	[a]	1,658,460
University of Cincinnati,
General Receipts Bonds
(Insured; MBIA, Inc.)	5.00	6/1/21	3,040,000		3,089,096

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Ohio (continued)
Warren,
Waterworks Revenue
(Insured; FGIC)	5.50	11/1/15	1,450,000		1,550,079
West Muskingum Local School
District, GO (School
Facilities Construction and
Improvement) (Insured; FGIC)	5.00	12/1/30	2,945,000		2,770,744
Youngstown,
GO Pension Bonds
(Insured; AMBAC)	5.38	12/1/10	2,195,000	[a]	2,377,470
Youngstown,
GO Pension Bonds
(Insured; AMBAC)	6.00	12/1/10	2,370,000	[a]	2,590,339
U.S. Related—9.9%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	12,500,000	[b]	292,750
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	900,000		719,577
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/17	1,000,000		971,490
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	1,000,000		930,140
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; MBIA, Inc.)	5.50	7/1/15	1,000,000		1,038,550
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; MBIA, Inc.)	5.00	7/1/23	2,000,000		1,883,540
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured; FSA)	5.50	7/1/31	3,370,000		3,520,032
Puerto Rico Ports Authority,
Special Facilities Revenue
(American Airlines, Inc. Project)	6.25	6/1/26	1,935,000		777,754
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	6.38	10/1/19	3,000,000		3,042,300

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Virgin Islands Public Finance
Authority, Revenue, Virgin Islands
Matching Fund Loan Notes	6.00	10/1/22	3,000,000	2,534,430
Total Long-Term Municipal Investments
(cost $164,326,591)				160,902,590

Short-Term Municipal
Investment—.6%

Ohio;
Cuyahoga County,
HR (W.O. Walker Center, Inc.
Project) (Insured; AMBAC and
Liquidity Facility; Key Bank)
(cost $1,000,000)	9.00	5/7/09	1,000,000 [e]	1,000,000

Total Investments (cost $165,326,591)			101.8%	161,902,590
Liabilities, Less Cash and Receivables			(1.8%)	(2,897,351)
Net Assets			100.0%	159,005,239

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, this security amounted to $16,416,125 or 10.3% of net assets.
d Collateral for floating rate borrowings.
e Variable rate demand note—rate shown is the interest rate in effect at April 30, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

14

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	17.7
AA		Aa		AA	43.2
A		A		A	10.5
BBB		Baa		BBB	11.7
BB		Ba		BB	.5
CCC		Caa		CCC	.5
F1		MIG1/P1		SP1/A1	.7
Not Rated[f]		Not Rated[f]		Not Rated[f]	15.2
					100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	165,326,591	161,902,590
Cash		2,342,489
Interest receivable		2,849,708
Receivable for shares of Beneficial Interest subscribed		12,539
Prepaid expenses		13,809
		167,121,135
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		137,305
Payable for floating rate notes issued—Note 4		7,760,000
Payable for shares of Beneficial Interest redeemed		164,108
Interest and expense payable related to
floating rate notes issued—Note 4		15,531
Accrued expenses		38,952
		8,115,896
Net Assets ($)		159,005,239
Composition of Net Assets ($):
Paid-in capital		166,157,837
Accumulated net realized gain (loss) on investments		(3,728,597)
Accumulated net unrealized appreciation
(depreciation) on investments		(3,424,001)
Net Assets ($)		159,005,239

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	150,006,760	1,954,279	7,044,200
Shares Outstanding	13,006,392	169,444	609,692
Net Asset Value Per Share ($)	11.53	11.53	11.55

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS Year Ended April 30, 2009

Investment Income ($):
Interest Income	9,534,255
Expenses:
Management fee—Note 3(a)	921,625
Shareholder servicing costs—Note 3(c)	523,118
Interest and expense related to floating notes issued—Note 4	184,623
Distribution fees—Note 3(b)	72,751
Professional fees	51,979
Custodian fees—Note 3(c)	23,187
Registration fees	20,846
Prospectus and shareholders’ reports	15,352
Trustees’ fees and expenses—Note 3(d)	8,327
Loan commitment fees—Note 2	2,793
Miscellaneous	26,615
Total Expenses	1,851,216
Less—reduction in fees due to
earnings credits—Note 1(b)	(6,941)
Net Expenses	1,844,275
Investment Income—Net	7,689,980
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,832,677)
Net unrealized appreciation (depreciation) on investments	(8,333,339)
Net Realized and Unrealized Gain (Loss) on Investments	(10,166,016)
Net (Decrease) in Net Assets Resulting from Operations	(2,476,036)

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2009	2008

Operations ($):
Investment income—net	7,689,980	8,022,454
Net realized gain (loss) on investments	(1,832,677)	(91,734)
Net unrealized appreciation
(depreciation) on investments	(8,333,339)	(6,632,199)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,476,036)	1,298,521
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(7,252,063)	(7,374,016)
Class B Shares	(148,499)	(362,070)
Class C Shares	(279,894)	(286,368)
Total Dividends	(7,680,456)	(8,022,454)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,602,106	12,754,953
Class B Shares	30,149	27,247
Class C Shares	385,666	176,524
Dividends reinvested:
Class A Shares	5,036,862	4,920,616
Class B Shares	99,796	227,899
Class C Shares	202,030	199,995
Cost of shares redeemed:
Class A Shares	(21,876,760)	(27,099,394)
Class B Shares	(4,253,513)	(8,216,673)
Class C Shares	(927,784)	(1,333,468)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(12,701,448)	(18,342,301)
Total Increase (Decrease) in Net Assets	(22,857,940)	(25,066,234)
Net Assets ($):
Beginning of Period	181,863,179	206,929,413
End of Period	159,005,239	181,863,179

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2009	2008

Capital Share Transactions:
Class Aa
Shares sold	735,974	1,030,119
Shares issued for dividends reinvested	436,180	398,939
Shares redeemed	(1,905,065)	(2,193,888)
Net Increase (Decrease) in Shares Outstanding	(732,911)	(764,830)
Class Ba
Shares sold	2,529	2,205
Shares issued for dividends reinvested	8,567	18,449
Shares redeemed	(363,886)	(663,761)
Net Increase (Decrease) in Shares Outstanding	(352,790)	(643,107)
Class C
Shares sold	33,226	14,142
Shares issued for dividends reinvested	17,456	16,186
Shares redeemed	(79,370)	(107,570)
Net Increase (Decrease) in Shares Outstanding	(28,688)	(77,242)

a During the period ended April 30, 2009, 203,425 Class B shares representing $2,391,540 were automatically converted to 203,494 Class A shares and during the period ended April 30, 2008, 444,345 Class B shares representing $5,510,081 were automatically converted to 444,510 Class A shares.

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.20	12.63	12.50	12.78	12.48
Investment Operations:
Investment income—net[a]	.54	.52	.51	.52	.52
Net realized and unrealized
gain (loss) on investments	(.67)	(.43)	.13	(.28)	.30
Total from Investment Operations	(.13)	.09	.64	.24	.82
Distributions:
Dividends from investment income—net	(.54)	(.52)	(.51)	(.52)	(.52)
Net asset value, end of period	11.53	12.20	12.63	12.50	12.78
Total Return (%)[b]	(1.00)	.74	5.22	1.92	6.70
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06	1.07	1.05	1.02	.97
Ratio of net expenses
to average net assets	1.06[c]	1.06	1.03	1.02[c]	.97[c]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.11	.14	.14	.11	.06
Ratio of net investment income
to average net assets	4.64	4.19	4.07	4.12	4.12
Portfolio Turnover Rate	7.73	12.00	31.65	13.57	5.30
Net Assets, end of period ($ x 1,000)	150,007	167,683	183,157	184,312	189,946

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.21	12.63	12.50	12.78	12.48
Investment Operations:
Investment income—net[a]	.45	.45	.44	.46	.45
Net realized and unrealized
gain (loss) on investments	(.66)	(.42)	.14	(.28)	.31
Total from Investment Operations	(.21)	.03	.58	.18	.76
Distributions:
Dividends from investment income—net	(.47)	(.45)	(.45)	(.46)	(.46)
Net asset value, end of period	11.53	12.21	12.63	12.50	12.78
Total Return (%)[b]	(1.66)	.28	4.68	1.40	6.15
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.62	1.61	1.57	1.53	1.48
Ratio of net expenses
to average net assets	1.62[c]	1.60	1.55	1.53[c]	1.48[c]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.11	.14	.14	.11	.06
Ratio of net investment income
to average net assets	4.00	3.64	3.55	3.61	3.61
Portfolio Turnover Rate	7.73	12.00	31.65	13.57	5.30
Net Assets, end of period ($ x 1,000)	1,954	6,375	14,720	22,108	28,740

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

22

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.23	12.65	12.52	12.80	12.50
Investment Operations:
Investment income—net[a]	.45	.43	.42	.43	.42
Net realized and unrealized
gain (loss) on investments	(.68)	(.42)	.13	(.28)	.31
Total from Investment Operations	(.23)	.01	.55	.15	.73
Distributions:
Dividends from investment income—net	(.45)	(.43)	(.42)	(.43)	(.43)
Net asset value, end of period	11.55	12.23	12.65	12.52	12.80
Total Return (%)[b]	(1.82)	.07	4.42	1.15	5.89
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.82	1.83	1.81	1.78	1.73
Ratio of net expenses
to average net assets	1.81	1.83[c]	1.79	1.77	1.73[c]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.11	.14	.14	.11	.06
Ratio of net investment income
to average net assets	3.88	3.43	3.31	3.36	3.36
Portfolio Turnover Rate	7.73	12.00	31.65	13.57	5.30
Net Assets, end of period ($ x 1,000)	7,044	7,805	9,053	9,939	10,406

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series including the Dreyfus Ohio Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, State income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the Trust from “Dreyfus Premier State Municipal Bond Fund” to “Dreyfus State Municipal Bond Funds”, and the name of the fund from “Ohio Series” to “Dreyfus Ohio Fund”.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares

24

redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	—	161,902,590	—	161,902,590
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

26

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $54,308, accumulated capital losses $2,101,462 and unrealized depreciation $3,416,238. In addition, the fund had $1,634,898 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2009. If not applied, $1,424,574 of the carryover expires in fiscal 2012, $387,374 expires in fiscal 2013, $91,735 expires in fiscal 2016 and $197,779 expires in fiscal 2017.

28

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2009 and April 30, 2008 were as follows: tax exempt income $7,678,995 and $8,022,454 and ordinary income $1,461 and $0, respectively.

During the period ended April 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $9,524, increased accumulated net realized gain (loss) on investments by $7,762 and increased paid-in capital by $1,762. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million unsecured credit facility led by Citibank, N.A. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility with Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. During the period ended April 30, 2009, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2009, the Distributor retained $8,202 from commissions earned on sales of the fund’s Class A shares and $11,567 and $772 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2009, Class B and Class C shares were charged $18,582 and $54,169, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class B and Class C shares were charged $391,573, $9,291 and $18,057, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $66,399 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund

30

subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $4,633 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $23,187 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $4,976 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $71,501, Rule 12b-1 distribution plan fees $5,116, shareholder services plan fees $32,501, custodian fees $11,420, chief compliance officer fees $2,793 and transfer agent per account fees $13,974.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $13,099,851 and $27,184,579, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The average daily amount of borrowings outstanding under the inverse floater structure during the period ended April 30, 2009, was approximately $7,760,000, with related weighted average annualized interest rate of 2.38%.

At April 30, 2009, the cost of investments for federal income tax purposes was $157,558,828; accordingly, accumulated net unrealized depreciation on investments was $3,416,238, consisting of $6,308,680 gross unrealized appreciation and $9,724,918 gross unrealized depreciation.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund (formerly, Dreyfus Premier State Municipal Bond Fund, Ohio Series) (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 23, 2009

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2009 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Ohio residents, Ohio personal income taxes) except $1,461 that is being designated as an ordinary income distribution for reporting purposes.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both of which will be mailed by early 2010.

34

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172
———————
Clifford L. Alexander, Jr. (75)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 52
———————
David W. Burke (73)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 88
———————
Peggy C. Davis (66)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 55

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (69)
Board Member (2007)
Principal Occupation During Past 5Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 22
———————
Ernest Kafka (76)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 22
———————
Nathan Leventhal (66)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor's Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 36
———————
Daniel Rose (79)
Board Member (2007)
Principal Occupation During Past 5Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 36

36

Warren B. Rudman (78)
Board Member (2007)
Principal Occupation During Past 5Years:
• Co-Chairman, Stonebridge International LLC
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

38

The Fund 39

NOTES

Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund

ANNUAL REPORT April 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

21	Statement of Assets and Liabilities

22	Statement of Operations

23	Statement of Changes in Net Assets

25	Financial Highlights

29	Notes to Financial Statements

39	Report of Independent Registered Public Accounting Firm

40	Important Tax Information

41	Board Members Information

44	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Pennsylvania Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2008, through April 30, 2009.

Both the municipal and taxable fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S.Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries.

These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2008, through April 30, 2009, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2009, the Class A, Class B, Class C and Class Z shares of Dreyfus Pennsylvania Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 1.75%, 1.16%, 1.00% and 1.96%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index, the fund’s benchmark, produced a total return of 3.11% for the same period.2 In addition, the fund is reported in the Lipper Pennsylvania Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was –1.58% for the same period.3

A financial crisis and economic slowdown produced heightened market volatility over much of the reporting period, but a strong market rally in 2009 erased earlier losses. The fund’s returns lagged its benchmark, which invests in bonds from many states, not just Pennsylvania, and does not reflect fees and expenses like a mutual fund. The fund produced higher returns than its Lipper category average, primarily due to a bias toward shorter-maturity, higher-quality securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Pennsylvania state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and Pennsylvania state personal income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to“discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Municipal Bonds: Caught in the Credit Crisis

An intensifying credit crisis and a severe recession roiled most financial markets, including municipal bonds, during the reporting period. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the 1930s, putting pressure on the fiscal conditions of most states and municipalities, including Pennsylvania. Meanwhile, an ongoing credit crunch escalated into a global financial crisis that punished a number of large financial institutions, including major municipal bond insurers and dealers.

Market volatility was particularly severe over the fourth quarter of 2008, after the bankruptcy of investment bank Lehman Brothers sent shock-waves through the global banking system. Municipal bonds rebounded during the opening months of 2009, when monetary and government authorities staged massive interventions to shore up the credit markets and stimulate renewed economic growth. Higher-quality municipal bonds generally fared better than lower-rated securities during the reporting period overall.

Focus on Quality Supported Fund Returns

The fund’s focus on municipal bonds with shorter maturities and credit ratings in the A to AA range helped it avoid the brunt of mar-

4

ket volatility during the financial crisis.When making new purchases, we emphasized high-quality bonds selling at what we believed to be attractive prices. We found a number of such opportunities in Pennsylvania municipal bonds for which funds have been set aside for redemption on the bonds’ earliest available call dates.

As the Federal Reserve Board reduced interest rates, we gradually increased the fund’s average maturity to maintain higher yields for as long as we deemed practical. Although we have continued our efforts to lengthen the fund’s average maturity, opportunities to do so have been limited in the current low interest-rate environment.

Staying Cautious in a Volatile Market

As of the reporting period’s end, the U.S. economy has remained weak, and while Pennsylvania has fared better than many other states, it has continued to face budget pressures. Consequently, we intend to maintain a defensive posture over the near term, including a focus on higher-quality securities. Over the longer term, however, we believe that attractive valuations, competitive income streams and the likelihood of rising taxes make high yield municipal bonds an attractive asset class.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund Class A shares, Class B shares and Class C shares and the Barclays Capital Municipal Bond Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund on 4/30/99 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses.

The fund invests primarily in Pennsylvania municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class B and Class C shares.The Index is not limited to investments principally in Pennsylvania municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/09

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)	7/30/87	–2.85%	2.41%	3.25%	—
without sales charge	7/30/87	1.75%	3.35%	3.72%	—
Class B shares
with applicable redemption charge †	1/15/93	–2.74%	2.46%	3.41%	—
without redemption	1/15/93	1.16%	2.80%	3.41%	—
Class C shares
with applicable redemption charge ††	8/15/95	0.03%	2.60%	2.96%	—
without redemption	8/15/95	1.00%	2.60%	2.96%	—
Class Z shares	11/29/07	1.96%	—	—	1.24%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Class A	Class B	Class C	Class Z

Expenses paid per $1,000†	$ 4.94	$ 8.17	$ 8.68	$ 3.96
Ending value (after expenses)	$1,074.60	$1,071.40	$1,070.70	$1,075.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class B	Class C	Class Z

Expenses paid per $1,000†	$ 4.81	$ 7.95	$ 8.45	$ 3.86
Ending value (after expenses)	$1,020.03	$1,016.91	$1,016.41	$1,020.98

† Expenses are equal to the fund’s annualized expense ratio of .96% for Class A, 1.59% for Class B, 1.69% for
Class C and .77% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

April 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.7%	Rate (%)	Date	Amount ($)		Value ($)

Pennsylvania—93.6%
Allegheny County Hospital
Development Authority, HR
(South Hills Health System)	5.13	5/1/29	1,100,000		830,610
Allegheny County Sanitary
Authority, Sewer Revenue
(Insured; MBIA, Inc.)	5.00	12/1/19	1,900,000		1,954,720
Bethlehem Area Vocational
Technical School Authority, LR
(Insured; MBIA, Inc.)	5.00	9/1/19	895,000		903,288
Bucks County Water and Sewer
Authority, Collection Sewer
System Revenue (Insured; AMBAC)	5.00	12/1/11	1,480,000	[a]	1,624,966
Bucks County Water and Sewer
Authority, Water System
Revenue (Insured; AMBAC)	5.38	6/1/12	1,230,000	[a]	1,382,126
Bucks County Water and Sewer
Authority, Water System
Revenue (Insured; AMBAC)	5.38	6/1/18	25,000		26,322
Butler Area Sewer Authority,
Sewer Revenue (Insured; FGIC)	0.00	1/1/10	600,000	[b]	591,120
Butler County Industrial
Development Authority, Health
Care Facilities Revenue (Saint
John Lutheran Care Center
Project) (Collateralized; GNMA)	5.80	4/20/29	5,710,000		5,794,622
Butler County Industrial
Development Authority, MFHR
(Greenview Gardens Apartments)	6.00	7/1/23	475,000		383,026
Butler County Industrial
Development Authority, MFHR
(Greenview Gardens Apartments)	6.25	7/1/33	880,000		647,398
Centre County Hospital Authority,
HR (Mount Nittany Medical
Center Project) (Insured;
Assured Guaranty)	6.13	11/15/39	2,000,000		2,030,460
Charleroi Area School Authority,
School Revenue (Insured; FGIC)	0.00	10/1/20	2,000,000	[b]	1,144,520
Chester County Industrial
Development Authority,
Revenue (Avon Grove
Charter School Project)	6.38	12/15/37	1,600,000		1,142,272

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Pennsylvania (continued)
Chester County School Authority,
School LR (Chester County
Intermediate Unit Project)
(Insured; AMBAC)	5.00	4/1/25	2,195,000		2,223,754
Cumberland County Municipal
Authority, College Revenue
(Messiah College)
(Insured; AMBAC)	5.13	10/1/15	50,000		50,139
Cumberland County Municipal
Authority, Revenue (Presbyterian
Homes Obligated Group Project)	5.35	1/1/20	515,000		468,403
Cumberland County Municipal
Authority, Revenue (Presbyterian
Homes Obligated Group Project)	5.45	1/1/21	885,000		797,120
Dauphin County General Authority,
Office and Parking Revenue
(Riverfront Office Center Project)	6.00	1/1/25	3,000,000		2,079,900
Delaware County Industrial
Development Authority, Water
Facilities Revenue (Aqua
Pennsylvania, Inc. Project)
(Insured; FGIC)	5.00	11/1/37	5,165,000		4,334,675
Erie Higher Education Building
Authority, College Revenue
(Mercyhurst College Project)	5.35	3/15/28	1,000,000		833,100
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	5.40	9/1/16	700,000		666,337
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	2,000,000		1,497,860
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; FSA)	0.00	11/1/16	1,000,000	[b]	751,070
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; FSA)	0.00	5/1/18	2,750,000	[b]	1,848,220

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Pennsylvania (continued)
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; FSA)	0.00	11/1/18	2,750,000	[b]	1,799,325
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; FSA)	0.00	11/1/19	2,750,000	[b]	1,677,170
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; FSA)	0.00	5/1/20	2,750,000	[b]	1,581,800
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; FSA)	0.00	11/1/20	2,500,000	[b]	1,395,250
McKeesport Area School District,
GO (Insured; AMBAC)	0.00	10/1/21	540,000	[b]	299,425
McKeesport Area School District,
GO (Insured; AMBAC)	0.00	10/1/21	2,915,000	[b]	1,783,106
McKeesport Area School District,
GO (Insured; FGIC)	0.00	10/1/09	1,070,000	[b]	1,061,280
Monroe County Hospital Authority,
HR (Pocono Medical Center)
(Insured; Radian)	5.50	1/1/12	1,095,000		1,145,742
Monroe County Hospital Authority,
HR (Pocono Medical Center)
(Insured; Radian)	5.50	1/1/22	1,455,000		1,341,175
Monroeville Municipal Authority,
Sanitary Sewer Revenue
(Insured; MBIA, Inc.)	5.25	12/1/15	1,035,000		1,115,854
Monroeville Municipal Authority,
Sanitary Sewer Revenue
(Insured; MBIA, Inc.)	5.25	12/1/16	50,000		53,906
Neshaminy School District,
GO (Insured; MBIA, Inc.)	5.00	4/15/16	1,250,000		1,370,713
Norristown,
GO (Insured; Radian)	0.00	12/15/11	1,465,000	[b]	1,348,738
Norristown,
GO (Insured; Radian)	0.00	12/15/13	735,000	[b]	620,818
North Allegheny School District,
GO (Insured; FGIC)	5.00	5/1/15	1,625,000		1,789,710

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Pennsylvania (continued)
North Allegheny School District,
GO (Insured; FGIC)	5.05	11/1/21	1,455,000		1,522,468
North Schuylkill School District,
GO (Insured; FGIC)	5.00	11/15/28	635,000		630,288
Northampton County Industrial
Development Authority, Mortgage
Revenue (Moravian Hall Square
Project) (Insured; Radian)	5.00	7/1/17	1,890,000		1,750,745
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	5.45	12/1/10	445,000	[a]	478,117
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	5.25	12/1/13	1,105,000		1,105,774
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	5.45	12/1/19	2,170,000		2,165,400
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	0.00	12/1/22	1,200,000	[b]	583,512
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	0.00	12/1/23	3,790,000	[b]	1,708,418
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	0.00	12/1/24	3,790,000	[b]	1,585,774
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	0.00	12/1/25	3,790,000	[b]	1,468,246
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University Foundation
Student Housing Project
at Edinboro University
of Pennsylvania)	5.88	7/1/38	2,000,000		1,571,380
Pennsylvania Higher Educational
Facilities Authority, Revenue
(University of Pennsylvania
Health System)	6.00	8/15/26	2,500,000		2,672,275

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)	6.00	1/15/13	1,995,000	2,094,670
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)	6.00	1/15/14	1,580,000	1,647,134
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)	6.00	1/15/22	5,000,000	5,122,200
Pennsylvania Housing Finance
Agency, Capital Fund
Securitization Revenue
(Insured; FSA)	5.00	12/1/25	2,285,000	2,304,148
Pennsylvania Housing Finance
Agency, SFMR	5.10	10/1/20	1,775,000	1,773,403
Pennsylvania Housing Finance
Agency, SFMR	4.70	10/1/25	965,000	883,361
Pennsylvania Housing Finance
Agency, SFMR	4.60	10/1/27	5,000,000	4,358,950
Pennsylvania Housing Finance
Agency, SFMR	4.88	10/1/31	3,000,000	2,695,800
Pennsylvania Housing Finance
Agency, SFMR	4.70	10/1/37	2,190,000	1,848,338
Pennsylvania Industrial
Development Authority, EDR	5.50	7/1/23	1,000,000	1,064,340
Pennsylvania Intergovernmental
Cooperative Authority,
Special Tax Revenue
(Philadelphia Funding
Program) (Insured; FGIC)	5.25	6/15/15	1,000,000	1,004,370
Pennsylvania Intergovernmental
Cooperative Authority,
Special Tax Revenue
(Philadelphia Funding
Program) (Insured; FGIC)	5.25	6/15/16	1,200,000	1,205,244
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior
Revenue (Insured; AMBAC)	5.25	12/1/18	4,325,000	4,381,917

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior
Revenue (Insured; AMBAC)	5.25	12/1/18	690,000	698,597
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior
Revenue (Insured; AMBAC)	5.00	12/1/23	75,000	75,588
Pennsylvania Turnpike Commission,
Turnpike Revenue
(Insured; AMBAC)	5.00	12/1/22	1,815,000	1,898,145
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue
(Insured; Assured Guaranty)	6.00	6/1/28	3,000,000	3,365,730
Philadelphia,
Airport Revenue (Insured; FSA)	5.00	6/15/11	2,155,000	2,216,051
Philadelphia,
Airport Revenue
(Insured; MBIA, Inc.)	5.00	6/15/25	510,000	468,603
Philadelphia,
Gas Works Revenue
(Insured; FSA)	5.50	7/1/15	1,550,000	1,571,359
Philadelphia,
Gas Works Revenue (Insured; FSA)	5.25	8/1/22	2,000,000	2,070,560
Philadelphia,
GO (Insured; FSA)	5.25	12/15/23	1,500,000	1,558,485
Philadelphia,
GO (Insured; XLCA)	5.25	2/15/14	2,000,000	2,103,480
Philadelphia,
Water and Wastewater Revenue
(Insured; MBIA, Inc.)	5.60	8/1/18	800,000	940,968
Philadelphia Authority for
Industrial Development,
Revenue (Independence Charter
School Project)	5.50	9/15/37	1,700,000	1,124,601
Philadelphia Authority for
Industrial Development,
Revenue (Russell Byers Charter
School Project)	5.15	5/1/27	1,230,000	853,632
Philadelphia Authority for
Industrial Development,
Revenue (Russell Byers Charter
School Project)	5.25	5/1/37	1,715,000	1,091,958

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Pennsylvania (continued)
Philadelphia Hospitals and Higher
Education Facilities Authority,
Health System Revenue
(Jefferson Health System)	5.00	5/15/11	4,500,000		4,529,745
Philadelphia Housing Authority,
Capital Fund Program Revenue
(Insured; FSA)	5.00	12/1/21	1,685,000		1,720,621
Philadelphia Municipal Authority,
LR (Insured; FSA)	5.25	11/15/15	2,115,000		2,293,633
Philadelphia Redevelopment
Authority, Revenue
(Philadelphia Neighborhood
Transformation Initiative)
(Insured; FGIC)	5.50	4/15/18	3,600,000		3,702,600
Philadelphia School District,
GO	6.00	9/1/38	1,000,000		1,060,770
Pittsburgh Urban Redevelopment
Authority, MFHR (West Park
Court Project)
(Collateralized; GNMA)	4.90	11/20/47	1,280,000		1,123,392
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	5.75	12/1/11	3,585,000	[a]	4,020,613
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	5.85	12/1/11	3,000,000	[a]	3,372,120
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/11	750,000	[a]	850,635
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/11	1,330,000	[a]	1,508,459
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/13	470,000		494,210
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/14	250,000		261,650
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	5.75	12/1/21	1,165,000		1,166,421

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Pennsylvania (continued)
Schuylkill County Industrial
Development Authority, Revenue
(Charity Obligation Group)	5.00	11/1/14	1,495,000		1,511,400
Scranton School District,
GO (Insured; MBIA, Inc.)	5.00	4/1/18	1,390,000		1,421,206
Scranton School District,
GO (Insured; MBIA, Inc.)	5.00	4/1/19	2,710,000		2,760,758
South Side Area School District,
GO (Insured; FGIC)	5.25	6/1/10	2,080,000	[a]	2,185,435
Spring-Ford Area School District,
GO (Insured; FSA)	5.00	4/1/21	1,015,000		1,064,156
State Public School Building
Authority, Community College
Revenue (Community College of
Philadelphia Project)	6.00	6/15/28	3,000,000		3,088,110
State Public School Building
Authority, Revenue (Central
Montgomery County Area
Vocational Technical School)
(Insured; FGIC)	5.25	5/15/17	1,055,000		1,128,861
State Public School Building Authority,
Revenue (Central Montgomery
County Area Vocational Technical
School) (Insured; FGIC)	5.25	5/15/18	1,110,000		1,150,193
State Public School Building
Authority, School Revenue
(Marple Newtown School District
Project) (Insured; MBIA, Inc.)	5.00	9/1/11	3,680,000	[a]	4,001,227
State Public School Building
Authority, School Revenue
(School District of Haverford
Township Project) (Insured; XLCA)	5.25	3/15/25	3,360,000		3,417,926
State Public School Building Authority,
School Revenue (York School
District Project) (Insured; FSA)	5.00	5/1/18	545,000		571,362
Susquehanna Area Regional Airport
Authority, Airport System Revenue	6.50	1/1/38	1,625,000		1,128,936
University Area Joint Authority,
Sewer Revenue
(Insured; MBIA, Inc.)	5.00	11/1/17	1,660,000		1,668,748

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
University Area Joint Authority,
Sewer Revenue
(Insured; MBIA, Inc.)	5.00	11/1/18	2,010,000	2,011,487
Washington County Industrial
Development Authority, PCR
(West Penn Power Company
Mitchell Station Project)
(Insured; AMBAC)	6.05	4/1/14	3,000,000	3,000,600
Wayne Memorial Hospital and Health
Facilities Authority, County
Guaranteed HR (Wayne
Memorial Hospital Project)
(Insured; MBIA, Inc.)	5.25	7/1/16	2,135,000	2,096,741
West Mifflin Area School District,
GO (Insured; FSA)	5.00	10/1/22	710,000	741,645
West Mifflin Sanitary Sewer
Municipal Authority, Sewer
Revenue (Insured; MBIA, Inc.)	4.90	8/1/13	880,000	881,760
Wilson Area School District,
GO (Insured; FGIC)	5.13	3/15/16	1,300,000	1,410,240
U.S. Related—4.1%
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.50	7/1/16	320,000	290,326
Guam Waterworks Authority,
Water and Wastewater
System Revenue	6.00	7/1/25	1,000,000	823,730
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/44	2,500,000	2,411,225
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/23	1,000,000	918,260
Puerto Rico Commonwealth,
Public Improvement GO	5.00	7/1/28	3,000,000	2,507,670
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; MBIA, Inc.)	6.00	7/1/27	1,000,000	993,350
Total Long-Term
Municipal Investments
(cost $190,919,766)				189,344,290

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—.6%	Rate (%)	Date	Amount ($)		Value ($)

Pennsylvania;
Allegheny County Industrial
Development Authority, Senior
Health and Housing Facilities
Revenue (Longwood at Oakmont,
Inc.) (LOC; Allied Irish Banks)	0.73	5/1/09	100,000	[c]	100,000
Philadelphia Authority for
Industrial Development,
Revenue (Fox Chase Cancer
Obligated Group) (LOC;
Citizens Bank of Pennsylvania)	2.00	5/1/09	1,000,000	[c]	1,000,000
Total Short-Term Municipal Investments
(cost $1,100,000)					1,100,000

Total Investments (cost $192,019,766)			98.3%		190,444,290
Cash and Receivables (Net)			1.7%		3,271,330
Net Assets			100.0%		193,715,620

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Variable rate demand note—rate shown is the interest rate in effect at April 30, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

18

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	34.0
AA		Aa		AA	30.0
A		A		A	16.0
BBB		Baa		BBB	12.0
BB		Ba		BB	1.2
F1		MIG1/P1		SP1/A1	.6
Not Rated[d]		Not Rated[d]		Not Rated[d]	6.2
					100.0

† Based on total investments.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	192,019,766	190,444,290
Cash		829,298
Interest receivable		2,783,511
Receivable for shares of Beneficial Interest subscribed		29,598
Prepaid expenses		18,457
		194,105,154
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		147,925
Payable for shares of Beneficial Interest redeemed		158,731
Interest payable—Note 2		31
Accrued expenses		82,847
		389,534
Net Assets ($)		193,715,620
Composition of Net Assets ($):
Paid-in capital		198,735,710
Accumulated net realized gain (loss) on investments		(3,444,614)
Accumulated net unrealized appreciation
(depreciation) on investments		(1,575,476)
Net Assets ($)		193,715,620
Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	130,610,628	2,473,616	4,982,610	55,648,766
Shares Outstanding	8,546,724	161,981	325,904	3,641,914
Net Asset Value Per Share ($)	15.28	15.27	15.29	15.28

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS

Year Ended April 30, 2009

Investment Income ($):
Interest Income	10,213,277
Expenses:
Management fee—Note 3(a)	1,072,666
Shareholder servicing costs—Note 3(c)	554,137
Distribution fees—Note 3(b)	48,739
Registration fees	28,455
Custodian fees—Note 3(c)	26,394
Professional fees	22,874
Prospectus and shareholders’ reports	17,942
Trustees’ fees and expenses—Note 3(d)	11,119
Loan commitment fees—Note 2	3,207
Interest expense—Note 2	64
Miscellaneous	39,225
Total Expenses	1,824,822
Less—reduction in expenses due to undertaking—Note 3(a)	(1,367)
Less—reduction in fees due to earnings credits—Note 1(b)	(9,346)
Net Expenses	1,814,109
Investment Income—Net	8,399,168
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(133,300)
Net unrealized appreciation (depreciation) on investments	(5,268,178)
Net Realized and Unrealized Gain (Loss) on Investments	(5,401,478)
Net Increase in Net Assets Resulting from Operations	2,997,690

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2009	2008[a]

Operations ($):
Investment income—net	8,399,168	7,233,286
Net realized gain (loss) on investments	(133,300)	338,234
Net unrealized appreciation
(depreciation) on investments	(5,268,178)	(6,764,871)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,997,690	806,649
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(5,547,791)	(5,616,223)
Class B Shares	(133,434)	(255,073)
Class C Shares	(142,447)	(116,864)
Class Z Shares	(2,518,863)	(1,117,201)
Total Dividends	(8,342,535)	(7,105,361)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,585,182	11,793,662
Class B Shares	47,659	86,892
Class C Shares	1,456,834	564,105
Class Z Shares	1,920,609	1,185,672
Net assets received in connection
with reorganization—Note 1	—	64,368,356
Dividends reinvested:
Class A Shares	3,820,558	3,828,690
Class B Shares	99,889	188,358
Class C Shares	105,231	87,306
Class Z Shares	2,014,836	906,726
Cost of shares redeemed:
Class A Shares	(16,320,684)	(18,802,069)
Class B Shares	(2,893,459)	(7,500,877)
Class C Shares	(387,728)	(254,287)
Class Z Shares	(8,794,231)	(3,130,766)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(10,345,304)	53,321,768
Total Increase (Decrease) in Net Assets	(15,690,149)	47,023,056
Net Assets ($):
Beginning of Period	209,405,769	162,382,713
End of Period	193,715,620	209,405,769

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2009	2008[a]

Capital Share Transactions:
Class Ab
Shares sold	567,056	740,061
Shares issued for dividends reinvested	253,024	241,702
Shares redeemed	(1,083,373)	(1,183,273)
Net Increase (Decrease) in Shares Outstanding	(263,293)	(201,510)
Class Bb
Shares sold	3,213	5,435
Shares issued for dividends reinvested	6,597	11,893
Shares redeemed	(191,136)	(470,660)
Net Increase (Decrease) in Shares Outstanding	(181,326)	(453,332)
Class C
Shares sold	96,956	35,449
Shares issued for dividends reinvested	6,970	5,509
Shares redeemed	(25,170)	(15,997)
Net Increase (Decrease) in Shares Outstanding	78,756	24,961
Class Z
Shares sold	126,743	74,575
Shares issued in connection with
reorganization—Note 1	—	4,029,097
Shares issued for dividends reinvested	133,383	57,826
Shares redeemed	(581,781)	(197,929)
Net Increase (Decrease) in Shares Outstanding	(321,655)	3,963,569

a From November 29, 2007 (commencement of initial offering) to April 30, 2008 for Class Z shares.
b During the period ended April 30, 2009, 131,176 Class B shares representing $2,001,505, were automatically converted to 131,068 Class A shares and during the period ended April 30, 2008, 364,775 Class B shares representing $5,817,065 were automatically converted to 364,427 Class A shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	15.67	16.19	15.88	16.19	15.78
Investment Operations:
Investment income—net[a]	.65	.64	.62	.62	.62
Net realized and unrealized
gain (loss) on investments	(.40)	(.53)	.31	(.31)	.41
Total from Investment Operations	.25	.11	.93	.31	1.03
Distributions:
Dividends from investment income—net	(.64)	(.63)	(.62)	(.62)	(.62)
Net asset value, end of period	15.28	15.67	16.19	15.88	16.19
Total Return (%)[b]	1.75	.71	5.95	1.89	6.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	.99	.94	.94	.95
Ratio of net expenses
to average net assets	.96[c]	.98	.94	.94[c]	.95[c]
Ratio of net investment income
to average net assets	4.27	4.02	3.87	3.82	3.86
Portfolio Turnover Rate	16.60	15.47	8.82	11.89	10.18
Net Assets, end of period ($ x 1,000)	130,611	138,054	145,897	147,733	155,436

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	15.66	16.18	15.87	16.18	15.77
Investment Operations:
Investment income—net[a]	.54	.53	.54	.53	.53
Net realized and unrealized
gain (loss) on investments	(.38)	(.51)	.31	(.31)	.42
Total from Investment Operations	.16	.02	.85	.22	.95
Distributions:
Dividends from investment income—net	(.55)	(.54)	(.54)	(.53)	(.54)
Net asset value, end of period	15.27	15.66	16.18	15.87	16.18
Total Return (%)[b]	1.16	.15	5.41	1.37	6.08
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.55	1.56	1.45	1.46	1.46
Ratio of net expenses
to average net assets	1.54	1.55	1.45	1.46[c]	1.46[c]
Ratio of net investment income
to average net assets	3.67	3.47	3.35	3.30	3.35
Portfolio Turnover Rate	16.60	15.47	8.82	11.89	10.18
Net Assets, end of period ($ x 1,000)	2,474	5,375	12,886	21,799	29,280

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

26

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	15.68	16.20	15.89	16.20	15.79
Investment Operations:
Investment income—net[a]	.53	.52	.50	.50	.50
Net realized and unrealized
gain (loss) on investments	(.39)	(.53)	.31	(.31)	.41
Total from Investment Operations	.14	(.01)	.81	.19	.91
Distributions:
Dividends from investment income—net	(.53)	(.51)	(.50)	(.50)	(.50)
Net asset value, end of period	15.29	15.68	16.20	15.89	16.20
Total Return (%)[b]	1.00	(.04)	5.18	1.15	5.83
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.70	1.73	1.67	1.68	1.69
Ratio of net expenses
to average net assets	1.69	1.72	1.67	1.68[c]	1.69[c]
Ratio of net investment income
to average net assets	3.54	3.27	3.13	3.08	3.11
Portfolio Turnover Rate	16.60	15.47	8.82	11.89	10.18
Net Assets, end of period ($ x 1,000)	4,983	3,875	3,599	2,932	2,839

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,

Class Z Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	15.67	15.98
Investment Operations:
Investment income—net[b]	.68	.29
Net realized and unrealized
gain (loss) on investments	(.40)	(.32)
Total from Investment Operations	.28	(.03)
Distributions:
Dividends from investment income—net	(.67)	(.28)
Net asset value, end of period	15.28	15.67
Total Return (%)	1.96	(.18)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78[d]
Ratio of net expenses to average net assets	.77	.77[d]
Ratio of net investment income
to average net assets	4.48	4.37[d]
Portfolio Turnover Rate	16.60	15.47
Net Assets, end of period ($ x 1,000)	55,649	62,102

a	From November 29, 2007 (commencement of initial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series including the Dreyfus Pennsylvania Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the Trust from “Dreyfus Premier State Municipal Bond Fund” to “Dreyfus State Municipal Bond Funds” and the name of the fund from “Pennsylvania Series” to “Dreyfus Pennsylvania Fund.”

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

As of the close of business on November 29, 2007, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to liabilities, of Dreyfus Pennsylvania Intermediate Municipal Bond Fund were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. Shareholders of Dreyfus Pennsylvania Intermediate Municipal Bond Fund received Class Z shares of the fund, in an amount equal to the aggregate net asset value of their investment in Dreyfus Pennsylvania Intermediate Municipal Bond

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Fund at the time of the exchange. The fund’s net asset value on the close of business on November 29, 2007 was $15.98 per share for Class Z shares, and a total of 4,029,097 Class Z shares representing net assets of $64,368,356 (including $1,559,612 net unrealized appreciation on investments) were issued to shareholders of Dreyfus Pennsylvania Intermediate Municipal Bond Fund in the exchange. The exchange was a tax-free event to Dreyfus Pennsylvania Intermediate Municipal Bond Fund shareholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of Dreyfus Pennsylvania Intermediate Municipal Bond Fund, as a result of the reorganization of such funds. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

30

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	—	190,444,290	—	190,444,290
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a trans-

32

action is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $179,564, accumulated capital losses $3,667,437 and unrealized depreciation $1,326,409. In addition, the fund had $26,244 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2009. If not applied, $634,612 of the carryover expires in fiscal 2011, $2,886,837 expires in fiscal 2013, $38,932 expires in fiscal 2014 and $107,056 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2009 and April 30, 2008 were as follows: tax exempt income $8,331,189 and $7,105,361 and ordinary income $11,346 and $0, respectively.

During the period ended April 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumu-

34

lated undistributed investment income-net by $56,633, increased accumulated net realized gain (loss) on investments by $42,919 and increased paid-in capital by $13,714. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million unsecured credit facility led by Citibank, N.A. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility with Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of the Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended April 30, 2009 was approximately $3,200, with a related weighted average annualized interest rate of 1.98%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has voluntarily agreed from May 1, 2008 through April 30, 2009, to waive a portion of its management fee and/or reimburse Class Z shares to the extent Class Z shares total operating expenses exceed .80% of the value of Class Z shares average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $1,367 during the period ended April 30, 2009.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2009, the Distributor retained $7,758 from commissions earned on sales of the fund’s Class A shares and $1,787 and $2,263 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2009, Class B and Class C shares were charged $18,313 and $30,426, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class B and Class C shares were charged $326,825, $9,156 and $10,142, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses for providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2009, Class Z shares were charged $39,431 pursuant to the Shareholder Services Plan.

36

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $86,892 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $7,162 pursuant to the cash management agreement. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $26,394 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $4,976 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $86,959, Rule 12b-1 distribution plan fees $4,027, shareholder services plan fees $28,130, custodian fees $12,830, chief compliance officer fees $2,793 and transfer agency per account fees $13,186.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $31,776,665 and $41,137,664, respectively.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2009, the cost of investments for federal income tax purposes was $191,770,699; accordingly, accumulated net unrealized depreciation on investments was $1,326,409, consisting of $6,311,249 gross unrealized appreciation and $7,637,658 gross unrealized depreciation.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund (formerly, Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series) (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York June 23, 2009

The Fund 39

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2009 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Pennsylvania residents, Pennsylvania personal income taxes) except $11,346 that is being designated as an ordinary income distribution for reporting purposes.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both of which will be mailed by early 2010.

40

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172
———————
Clifford L. Alexander, Jr. (75)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 52
———————
David W. Burke (73)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 88
———————
Peggy C. Davis (66)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 55

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (69)
Board Member (2007)
Principal Occupation During Past 5Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 22
———————
Ernest Kafka (76)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 22
———————
Nathan Leventhal (66)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor's Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 36
———————
Daniel Rose (79)
Board Member (2007)
Principal Occupation During Past 5Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 36

42

Warren B. Rudman (78)
Board Member (2007)
Principal Occupation During Past 5Years:
• Co-Chairman, Stonebridge International LLC
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund 43

OFFICERS OF THE FUND (Unaudited)

44

The Fund 45

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statement of Changes in Net Assets

19	Financial Highlights

22	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Important Tax Information

33	Board Members Information

36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus State
Municipal Bond Funds,
Dreyfus Virginia Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for DreyfusVirginia Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2008, through April 30, 2009.

Both the municipal and taxable fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S.Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries.

These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2008, through April 30, 2009, as provided by James Welch and Joseph P. Darcy, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended April 30, 2009, the Class A, Class B and Class C shares of Dreyfus Virginia Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 2.57%, 2.15% and 1.80%, respectively.1 The fund’s benchmark, the Barclays Capital Municipal Bond Index, produced a total return of 3.11% for the same period.2 In addition, the fund is reported in the Lipper Virginia Municipal Debt Funds category,and the average total return for all funds reported in this Lipper category was –1.85% for the reporting period.3

Municipal bonds suffered bouts of heightened volatility over much of the reporting period, but a market rally in 2009 buoyed market averages. The fund produced higher returns than its Lipper category average but produced lower returns than its benchmark, primarily due to weakness among lower-rated holdings during the market downturn.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Virginia state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Virginia state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to“discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Financial Crisis and Recession Sparked Heightened Volatility

An intensifying credit crisis and recession roiled most financial markets, including municipal bonds, over much of the reporting period. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the 1930s, putting fiscal pressure on most states and municipalities, including Virginia. Meanwhile, an ongoing credit crunch escalated in September 2008 into a global financial crisis that punished a number of large financial institutions, including major municipal bond insurers and dealers. These developments sparked a “flight to quality” in which investors fled riskier assets in favor of U.S.Treasury securities.

In this tumultuous environment, yield differences between municipal bonds and comparable Treasuries moved toward historically wide levels as deleveraging among institutional investors resulted in widespread selling pressure even for creditworthy securities. Indeed, at times during the reporting period, tax-exempt municipal bonds offered higher nominal yields than taxable U.S. Treasury securities with comparable maturities. A market rally in the reporting period’s final months, stemming in part from massive interventions into the financial crisis by U.S. government and monetary authorities, helped the market erase its previous losses. Overall, higher-quality municipal bonds fared better than their lower-rated counterparts.

Defensive Strategies Cushioned Losses but Limited Gains

We adopted a more defensive investment posture in order to cushion losses during the downturn, gradually reducing the fund’s positions in

4

municipal bonds rated BBB or lower in favor of higher-rated general obligation bonds and essential-purpose revenue bonds from fiscally soundVirginia issuers. However, the fund’s corporate-backed holdings, including municipal bonds secured byVirginia’s settlement of litigation with U.S. tobacco companies, lagged market averages, weighing on the fund’s relative performance.

In addition, we established generally defensive interest-rate strategies over most of the reporting period, including a relatively short average duration.We also positioned the fund to capture the benefits of wider-than-average yield differences along the market’s maturity spectrum. We focused mainly on bonds in the 20-year maturity range, which provided much of the yield of longer-term bonds but in our opinion entailed less risk should inflation eventually accelerate as a result of massive government borrowing and spending.

Maintaining a Cautious Investment Posture

Although we recently have seen evidence of market stabilization and a return to a focus on fundamentals among investors, the U.S. economy has remained weak, and Virginia has continued to encounter budget pressures. Consequently, we have maintained a relatively defensive investment posture, including strategies to manage risks through careful credit analysis.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Virginia residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	Source: Lipper Inc.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Virginia Fund on 4/30/99 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in Virginia municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Virginia municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/09

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)	–2.06%	2.29%	3.16%
without sales charge	2.57%	3.23%	3.64%
Class B shares
with applicable redemption charge †	–1.79%	2.38%	3.33%
without redemption	2.15%	2.73%	3.33%
Class C shares
with applicable redemption charge ††	0.82%	2.48%	2.87%
without redemption	1.80%	2.48%	2.87%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.

†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Virginia Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2009
	Class A	Class B	Class C

Expenses paid per $1,000†	$ 5.12	$ 7.73	$ 8.95
Ending value (after expenses)	$1,066.20	$1,063.60	$1,062.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2009
	Class A	Class B	Class C

Expenses paid per $1,000†	$ 5.01	$ 7.55	$ 8.75
Ending value (after expenses)	$1,019.84	$1,017.31	$1,016.12

† Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class A, 1.51% for Class B, and 1.75% for Class C; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments—95.2%	Rate (%)	Date	Amount ($)		Value ($)

Virginia—83.1%
Albemarle County Industrial
Development Authority, HR
(Martha Jefferson Hospital)	5.25	10/1/15	1,445,000		1,501,283
Alexandria,
Consolidated Public
Improvement GO Bonds	5.50	6/15/10	2,625,000	[a]	2,796,517
Amherst Industrial Development
Authority, Educational
Facilities Revenue (Sweet
Briar College)	5.00	9/1/26	1,000,000		818,250
Bristol,
Utility System Revenue
(Insured; MBIA, Inc.)	5.25	7/15/20	2,185,000		2,273,361
Capital Region Airport Commission,
Airport Revenue (Insured; FSA)	5.00	7/1/31	1,000,000		1,016,860
Chesapeake,
Chesapeake Expressway Toll
Road Revenue	5.63	7/15/19	1,100,000		1,113,387
Chesapeake,
GO Public Improvement Bonds	5.50	12/1/17	1,750,000		1,918,700
Chesapeake Bay Bridge and Tunnel
Commission District, General
Resolution Revenue (Insured;
Berkshire Hathaway Assurance
Corporation)	5.50	7/1/25	1,000,000		1,152,680
Danville Industrial Development
Authority, HR (Danville
Regional Medical Center)
(Insured; AMBAC)	5.25	10/1/28	1,500,000		1,688,610
Dulles Town Center Community
Development Authority, Special
Assessment Tax (Dulles Town
Center Project)	6.25	3/1/26	2,885,000		2,090,153
Fairfax County Water Authority,
Water Revenue	5.50	4/1/10	1,655,000	[a]	1,746,406
Fairfax County Water Authority,
Water Revenue	5.50	4/1/10	1,830,000	[a]	1,931,071
Metropolitan Washington Airports
Authority, Airport System
Revenue (Insured; AMBAC)	4.75	10/1/23	3,555,000		3,338,963

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Virginia (continued)
Newport News,
GO General Improvement Bonds
and GO Water Bonds	5.25	7/1/22	1,000,000		1,166,060
Norfolk,
Water Revenue	5.00	11/1/25	1,000,000		1,077,750
Peninsula Ports Authority of
Virginia, Residential Care
Facility Revenue (Virginia
Baptist Homes)	5.40	12/1/33	500,000		306,675
Pittsylvania County Industrial
Development Authority, Exempt
Facility Revenue (Multitrade
of Pittsylvania County, L.P. Project)	7.65	1/1/10	300,000		309,444
Prince William County Industrial
Development Authority,
Educational Facilities Revenue
(Catholic Diocese of Arlington)	5.50	10/1/33	1,000,000		952,260
Richmond Metropolitan Authority,
Expressway Revenue
(Insured; FGIC)	5.25	7/15/17	2,900,000		3,196,119
Roanoke Industrial Development
Authority, HR (Carilion Health
System) (Insured; MBIA, Inc.)	5.50	7/1/21	2,500,000		2,571,050
Tobacco Settlement Financing
Corporation of Virginia,
Tobacco Settlement
Asset-Backed Bonds	5.63	6/1/15	1,000,000	[a]	1,155,960
Virginia College Building
Authority, Educational
Facilities Revenue (Regent
University Project)	5.00	6/1/16	215,000	[a]	252,034
Virginia College Building
Authority, Educational
Facilities Revenue (Regent
University Project)	5.00	6/1/36	785,000		610,322
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	4.75	7/1/22	1,000,000		983,600
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	4.90	1/1/33	3,000,000		2,740,890

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Virginia (continued)
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	6.38	1/1/36	1,500,000		1,614,645
Virginia Housing Development
Authority, MFHR	5.95	5/1/16	710,000		710,099
Virginia Housing Development
Authority, Rental
Housing Revenue	5.50	6/1/30	1,000,000		1,024,840
Virginia Public Building
Authority, Public
Facilities Revenue	5.75	8/1/10	2,700,000	[a]	2,873,178
Virginia Public School Authority,
School Financing Bonds	5.00	8/1/28	1,500,000		1,574,685
Virginia Resources Authority,
Clean Water State Revolving
Fund Revenue	5.38	10/1/10	1,535,000	[a]	1,636,740
Virginia Resources Authority,
Clean Water State Revolving
Fund Revenue	5.00	10/1/29	1,000,000		1,045,280
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.75	7/1/38	2,000,000		2,047,420
U.S. Related—12.1%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	6.00	7/1/10	1,500,000	[a]	1,591,590
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	1,000,000		799,530
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/37	1,000,000		864,770
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	1,000,000		930,140
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts
Taxes Loan Note	6.50	10/1/10	3,000,000	[a]	3,276,600
Total Long-Term
Municipal Investments
(cost $56,675,826)					58,697,922

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investment—3.2%	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related;
Puerto Rico Commonwealth,
Public Improvement GO,
Refunding (Insured; FSA
and Liquidity Facility;
Dexia Credit Locale)
(cost $2,000,000)	3.25	5/7/09	2,000,000 [b]	2,000,000

Total Investments (cost $58,675,826)			98.4%	60,697,922
Cash and Receivables (Net)			1.6%	960,317
Net Assets			100.0%	61,658,239

a	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Variable rate demand note—rate shown is the interest rate in effect at April 30, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

12

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	40.0
AA		Aa		AA	30.5
A		A		A	8.0
BBB		Baa		BBB	12.0
BB		Ba		BB	1.3
F1		MIG1/P1		SP1/A1	3.3
Not Rated[c]		Not Rated[c]		Not Rated[c]	4.9
					100.0

† Based on total investments. c Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		58,675,826	60,697,922
Cash			249,910
Interest receivable			787,092
Receivable for shares of Beneficial Interest subscribed			11,342
Prepaid expenses			14,386
			61,760,652
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			54,756
Payable for shares of Beneficial Interest redeemed			12,602
Accrued expenses			35,055
			102,413
Net Assets ($)			61,658,239
Composition of Net Assets ($):
Paid-in capital			62,205,355
Accumulated net realized gain (loss) on investments			(2,569,212)
Accumulated net unrealized appreciation
(depreciation) on investments			2,022,096
Net Assets ($)			61,658,239

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	57,905,626	921,549	2,831,064
Shares Outstanding	3,604,718	57,387	176,365
Net Asset Value Per Share ($)	16.06	16.06	16.05

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended April 30, 2009

Investment Income ($):
Interest Income	2,913,072
Expenses:
Management fee—Note 3(a)	318,048
Shareholder servicing costs—Note 3(c)	185,639
Professional fees	39,478
Distribution fees—Note 3(b)	23,902
Registration fees	22,303
Custodian fees—Note 3(c)	10,040
Prospectus and shareholders’ reports	6,552
Trustees’ fees and expenses—Note 3(d)	3,252
Loan commitment fees—Note 2	918
Miscellaneous	20,811
Total Expenses	630,943
Less—reduction in management fee
due to undertaking—Note 3(a)	(26,453)
Less—reduction in fees due to
earnings credits—Note 1(b)	(3,350)
Net Expenses	601,140
Investment Income—Net	2,311,932
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,414,560)
Net unrealized appreciation (depreciation) on investments	683,889
Net Realized and Unrealized Gain (Loss) on Investments	(730,671)
Net Increase in Net Assets Resulting from Operations	1,581,261

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2009	2008

Operations ($):
Investment income—net	2,311,932	2,392,061
Net realized gain (loss) on investments	(1,414,560)	82,256
Net unrealized appreciation
(depreciation) on investments	683,889	(1,685,918)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,581,261	788,399
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,175,340)	(2,230,953)
Class B Shares	(45,184)	(88,193)
Class C Shares	(76,097)	(72,915)
Total Dividends	(2,296,621)	(2,392,061)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,741,533	3,715,660
Class B Shares	14,033	81,348
Class C Shares	781,409	78,910
Dividends reinvested:
Class A Shares	1,427,314	1,429,961
Class B Shares	20,058	41,373
Class C Shares	49,001	42,441
Cost of shares redeemed:
Class A Shares	(5,849,833)	(8,184,571)
Class B Shares	(917,653)	(1,797,032)
Class C Shares	(200,584)	(237,659)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	4,065,278	(4,829,569)
Total Increase (Decrease) in Net Assets	3,349,918	(6,433,231)
Net Assets ($):
Beginning of Period	58,308,321	64,741,552
End of Period	61,658,239	58,308,321

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2009	2008

Capital Share Transactions:
Class Aa
Shares sold	557,710	225,429
Shares issued for dividends reinvested	89,988	87,168
Shares redeemed	(371,360)	(497,532)
Net Increase (Decrease) in Shares Outstanding	276,338	(184,935)
Class Ba
Shares sold	883	4,950
Shares issued for dividends reinvested	1,262	2,520
Shares redeemed	(57,999)	(109,406)
Net Increase (Decrease) in Shares Outstanding	(55,854)	(101,936)
Class C
Shares sold	49,551	4,765
Shares issued for dividends reinvested	3,092	2,589
Shares redeemed	(12,528)	(14,541)
Net Increase (Decrease) in Shares Outstanding	40,115	(7,187)

a	During the period ended April 30, 2009, 20,116 Class B shares representing $320,354 were automatically converted to 20,113 Class A shares and during the period ended April 30, 2008, 73,936 Class B shares representing $1,219,764 were automatically converted to 73,923 Class A shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	16.30	16.72	16.61	17.04	16.73
Investment Operations:
Investment income—net[a]	.64	.65	.68	.69	.66
Net realized and unrealized
gain (loss) on investments	(.24)	(.42)	.11	(.43)	.31
Total from Investment Operations	.40	.23	.79	.26	.97
Distributions:
Dividends from investment income—net	(.64)	(.65)	(.68)	(.69)	(.66)
Net asset value, end of period	16.06	16.30	16.72	16.61	17.04
Total Return (%)[b]	2.57	1.44	4.85	1.51	5.87
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.18	1.16	1.11	1.06
Ratio of net expenses
to average net assets	1.00	1.15	1.15	1.10	1.05
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.16	.17	.12	.07
Ratio of net investment income
to average net assets	4.04	3.97	4.09	4.06	3.88
Portfolio Turnover Rate	26.99	18.22	18.14	41.99	36.57
Net Assets, end of period ($ x 1,000)	57,906	54,244	58,748	60,998	66,155

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	16.29	16.72	16.60	17.04	16.72
Investment Operations:
Investment income—net[a]	.56	.56	.59	.60	.56
Net realized and unrealized
gain (loss) on investments	(.23)	(.42)	.13	(.44)	.33
Total from Investment Operations	.33	.14	.72	.16	.89
Distributions:
Dividends from investment income—net	(.56)	(.57)	(.60)	(.60)	(.57)
Net asset value, end of period	16.06	16.29	16.72	16.60	17.04
Total Return (%)[b]	2.15	.86	4.38	.94	5.40
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.63	1.74	1.68	1.63	1.58
Ratio of net expenses
to average net assets	1.49	1.65	1.66	1.61	1.56
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.16	.17	.12	.07
Ratio of net investment income
to average net assets	3.57	3.45	3.58	3.55	3.37
Portfolio Turnover Rate	26.99	18.22	18.14	41.99	36.57
Net Assets, end of period ($ x 1,000)	922	1,845	3,597	5,796	7,465

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

See notes to financial statements.

20

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	16.29	16.71	16.60	17.03	16.71
Investment Operations:
Investment income—net[a]	.52	.53	.56	.56	.53
Net realized and unrealized
gain (loss) on investments	(.24)	(.42)	.11	(.43)	.32
Total from Investment Operations	.28	.11	.67	.13	.85
Distributions:
Dividends from investment income—net	(.52)	(.53)	(.56)	(.56)	(.53)
Net asset value, end of period	16.05	16.29	16.71	16.60	17.03
Total Return (%)[b]	1.80	.68	4.08	.76	5.16
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.82	1.95	1.92	1.86	1.80
Ratio of net expenses
to average net assets	1.75	1.90	1.90	1.84	1.79
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.16	.17	.12	.07
Ratio of net investment income
to average net assets	3.28	3.22	3.34	3.32	3.14
Portfolio Turnover Rate	26.99	18.22	18.14	41.99	36.57
Net Assets, end of period ($ x 1,000)	2,831	2,219	2,397	2,887	3,314

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series including the DreyfusVirginia Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the Trust from “Dreyfus Premier State Municipal Bond Fund” to “Dreyfus State Municipal Bond Funds”, and the name of the fund from “Virginia Series” to “Dreyfus Virginia Fund”.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase.

22

Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the secu-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

rities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	—	60,697,922	—	60,697,922
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

24

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $9,077, accumulated capital losses $1,990,148 and unrealized appreciation $2,037,407. In addition, the fund had $594,375 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2009. If not applied, $151,002 of the carryover expires in fiscal 2010, $939,844 expires in fiscal 2011, $79,117 expires in fiscal 2013 and $820,185 expires in fiscal 2017.

26

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2009 and April 30, 2008, were as follows: tax exempt income $2,296,621 and $2,392,061, respectively.

During the period ended April 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $15,311, increased accumulated net realized gain (loss) on investments by $465,630 and decreased paid-in capital by $450,319. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million unsecured credit facility by Citibank, N.A. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility with Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. During the period ended April 30, 2009, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from May 1, 2008 through April 30, 2009 to reduce the management fee paid by the fund, if the fund’s aggregate expenses,

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

excluding Rule 12b-1 distribution plan fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $26,453 during the period ended April 30, 2009.

During the period ended April 30, 2009, the Distributor retained $1,578 from commissions earned on sales of the fund’s Class A shares and $814 and $11 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2009, Class B and Class C shares were charged $6,377 and $17,525, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class B and Class C shares were charged $135,537, $3,188 and $5,842, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $25,669 pursuant to the transfer agency agreement.

28

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $1,788 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $10,040 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $4,976 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $27,628, Rule 12b-1 distribution plan fees $2,092, shareholder services plan fees $12,558, custodian fees $5,317, chief compliance officer fees $2,793, and transfer agency per account fees $5,577, which are offset against an expense reimbursement currently in effect in the amount of $1,209.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $18,292,662 and $14,918,595, respectively.

At April 30,2009,the cost of investments for federal income tax purposes was $58,660,515; accordingly, accumulated net unrealized appreciation on investments was $2,037,407 consisting of $3,669,618 gross unrealized appreciation and $1,632,211 gross unrealized depreciation.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Virginia Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Virginia Fund (formerly, Dreyfus Premier State Municipal Bond Fund, Virginia Series) (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, DreyfusVirginia Fund at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2009 as “exempt-interest dividends” (not subject to regular Federal and, for individuals who areVirginia residents,Virginia personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both of which will be mailed by early 2010.

32

36

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $211,590 in 2008 and $212,901 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2008 and $94,968 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $24,383 in 2008 and $28,674 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $565 in 2008 and $400 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,465,481 in 2008 and $18,957,657 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]

Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STATE MUNICIPAL BOND FUNDS

By: /s/ J. David Officer J. David Officer, President Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ J. David Officer J. David Officer, President Date: June 29, 2009 By: /s/ James Windels James Windels, Treasurer Date: June 29, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)